UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☑	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

D.R. Horton, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held On
Thursday, January 28, 2010

Dear Fellow Stockholder of D.R. Horton:

You are invited to attend the 2010 Annual Meeting of Stockholders of D.R. Horton, America’s Builder. Our 2010 Annual Meeting will be held at our corporate offices located at: D.R. Horton Tower, 301 Commerce Street, Suite 500, Fort Worth, Texas 76102, on Thursday, January 28, 2010, at 10:00 a.m., central time, for the following purposes:

•	Elect seven directors.

•	Approve the Section 382 Rights Agreement to help protect our tax attributes.

•	Ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm.

•	Conduct other business properly brought before the meeting.

Only stockholders of record at the close of business on Tuesday, December 1, 2009, are entitled to notice of and to vote at the 2010 Annual Meeting or any adjournment thereof.

While we would like to have each of you attend the meeting and vote your shares in person, we realize this may not be possible. However, whether or not you plan to attend the meeting, your vote is very important. For convenience of our stockholders, proxies may be given either by telephone, electronically through the Internet, or by mail.

A form of proxy on which to indicate your vote by mail and an envelope, postage prepaid, in which to return your proxy are enclosed. WE URGE YOU TO COMPLETE AND RETURN YOUR PROXY BY ONE OF THESE METHODS SO THAT YOUR SHARES WILL BE REPRESENTED. If you decide later to attend the 2010 Annual Meeting, you may revoke your proxy at that time and vote your shares in person. If you desire any additional information concerning the 2010 Annual Meeting, we would be glad to hear from you.

Very truly yours,

DONALD R. HORTON
Chairman of the Board

Fort Worth, Texas
December 15, 2009

i

ii

D.R. Horton Tower
301 Commerce Street
Fort Worth, Texas 76102
www.drhorton.com

PROXY STATEMENT
for the
2010 ANNUAL MEETING OF STOCKHOLDERS
To Be Held On January 28, 2010

GENERAL

Time, Place and Purposes of Meeting

Our 2010 Annual Meeting of Stockholders will be held on Thursday, January 28, 2010, at 10:00 a.m., central time, at our corporate offices located at D.R. Horton Tower, 301 Commerce Street, Fort Worth, Texas. The purposes of the 2010 Annual Meeting are set forth in the Notice of Annual Meeting of Stockholders to which this Proxy Statement is attached. D.R. Horton, Inc. is referred to as “D.R. Horton,” “Company,” “we,” and “our” in this Proxy Statement.

Solicitation of Proxies

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of D.R. Horton. D.R. Horton expects that this Proxy Statement and the accompanying form of proxy will first be released to our stockholders of record on or about December 15, 2009. The cost of this solicitation will be paid by D.R. Horton. The solicitation of proxies will be made primarily by use of the mail. In addition, directors, officers and regular employees of D.R. Horton may make solicitations without special compensation by telephone, telegraph, e-mail or personal interview. They may request banks, brokers, fiduciaries and other persons holding stock in their names, or in the names of their nominees, to forward proxies and proxy materials to their principals and obtain authorization for the execution and return of such proxies to management. D.R. Horton will reimburse such banks, brokers and fiduciaries for their reasonable out-of-pocket expenses for this.

Revocation and Voting of Proxies

Stockholders may vote by marking, signing and dating each proxy card received and returning it in the prepaid envelope, by telephone, or electronically through the Internet by following the instructions included on the enclosed proxy card or by casting votes in person at the meeting. The telephone and Internet voting procedures are designed to authenticate votes cast by use of a personal identification number. The procedures, which are designed to comply with Delaware law, allow stockholders to appoint a proxy to vote their shares and to confirm that their instructions have been properly recorded. Stockholders who hold shares in “street name” through a broker or other nominee may be able to vote by telephone or electronically through the Internet in accordance with the voting instructions provided by that institution.

Any proxy given may be revoked by a stockholder at any time before it is exercised by filing with D.R. Horton a notice in writing revoking it, by duly executing and returning a proxy bearing a later date or by voting by telephone or Internet. Proxies also may be revoked by any stockholder present at the 2010 Annual Meeting who expresses a desire to vote his or her shares in person. If you require directions to our meeting, please contact Investor Relations at (817) 390-8200. Subject to such revocation and except as otherwise stated herein or in the form of proxy, all proxies duly executed and received prior to, or at the time of, the 2010

Annual Meeting will be voted in accordance with the specifications of the proxies. If no specification is made, proxies will be voted as follows: FOR the nominees for election of directors (see Proposal One on page 5), FOR approval of our Section 382 rights agreement to help protect our tax attributes, (see Proposal Two on page 50), FOR ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm (see Proposal Three on page 55), and, at the discretion of the proxy holders, on all other matters properly brought before the 2010 Annual Meeting or any adjournment or postponement thereof.

Outstanding Shares and Voting Rights

December 1, 2009 has been set as the record date for the purpose of determining stockholders entitled to notice of, and to vote at, the 2010 Annual Meeting. There were 317,691,036 shares of D.R. Horton’s Common Stock, $.01 par value, issued and outstanding on the record date. On any matter submitted to a stockholder vote, each holder of Common Stock will be entitled to one vote, in person or by proxy, for each issued and outstanding share of Common Stock registered in his or her name on the books of D.R. Horton as of the record date. A list of such stockholders will be available for examination by any stockholder at the offices of D.R. Horton set forth above for at least ten days before the 2010 Annual Meeting.

Quorum Requirement

The D.R. Horton Bylaws provide that if the holders of a majority of the issued and outstanding shares of Common Stock entitled to vote are present in person or represented by proxy, there will be a quorum. The aggregate number of votes entitled to be cast by all stockholders present in person or represented by proxy at the 2010 Annual Meeting, whether those stockholders vote for, against or abstain from voting on any matter, will be counted for purposes of determining whether a quorum exists. Broker non-votes, which are described below under “Vote Required,” will be considered present for purposes of determining whether a quorum exists.

Vote Required

NOTICE:  This is the first year that brokers are not permitted to vote on the election of directors without instructions from the beneficial owner, as discussed in more detail below. Therefore, if your shares are held through a broker, bank or other nominee, they will not be voted in the election of directors unless you affirmatively vote your shares in one of the ways described above.

If a broker holds your shares, you may have received this Proxy Statement directly from your broker, together with instructions as to how to direct the broker to vote your shares. If you intend to have your vote counted, it is important that you return your voting instructions to your broker. Under the rules of the New York Stock Exchange (“NYSE”), a broker has the authority to vote on certain routine proposals without voting instructions from the beneficial owner. A “broker non-vote” occurs when the broker is unable to vote on a non-routine proposal because it does not have discretionary authority and the beneficial owner has not provided voting instructions. Brokers may not vote on Proposal One or Proposal Two at the 2010 Annual Meeting without voting instructions from the beneficial owner because both proposals are non-routine proposals. Brokers may vote on Proposal Three at the 2010 Annual Meeting without voting instructions from the beneficial owner because this proposal is routine.

The following table reflects the vote required for each proposal and the effect of broker non-votes and abstentions on the vote, assuming a quorum is present at the meeting:

				Effect of Broker Non-Votes
Proposal		Vote Required		and Abstentions

(1)	Election of Directors	(1)	An affirmative vote of the majority of the votes cast	(1)	Broker non-votes and abstentions have no effect
(2)	Approve our Section 382 Rights Agreement to help protect our tax attributes	(2)	An affirmative vote of the holders of a majority of our common stock which has voting power present in person or represented by proxy and is entitled to vote	(2)	Broker non-votes have no effect; abstentions have the same effect as a vote against the proposal
(3)	Ratification of PricewaterhouseCoopers LLP as our independent registered public accounting firm	(3)	An affirmative vote of the holders of a majority of our common stock which has voting power present in person or represented by proxy and is entitled to vote	(3)	Broker non-votes have no effect; abstentions have the same effect as a vote against the proposal

Stockholders Sharing the Same Address

The broker, bank or other nominee of any stockholder who is a beneficial owner, but not the record holder, of the Company’s Common Stock may deliver only one copy of this Proxy Statement and our Annual Report to multiple stockholders sharing an address, unless the broker, bank or nominee has received contrary instructions from one or more of the stockholders.

In addition, with respect to record holders, in some cases, only one copy of this Proxy Statement and our Annual Report will be delivered to multiple stockholders sharing an address, unless the Company has received contrary instructions from one or more of the stockholders. Upon written or oral request, the Company will deliver free of charge a separate copy of this Proxy Statement and our Annual Report to a stockholder at a shared address to which a single copy was delivered. You can notify your broker, bank or other nominee (if you are not the record holder) or the Company (if you are the record holder) that you wish to receive a separate copy of our proxy statements and annual reports in the future, or alternatively, that you wish to receive a single copy of the materials instead of multiple copies. The Company’s contact information for these purposes is: D.R. Horton, Inc., Attention: Investor Relations, D.R Horton Tower, 301 Commerce Street, Suite 500, Fort Worth, Texas 76102, telephone number: (817) 390-8200, or e-mail: mehorton@drhorton.com.

Future Stockholder Communications through the Internet

Stockholders may elect to receive future notices of meetings, proxy materials and annual reports electronically through the Internet. The consent of stockholders who have previously consented to electronic delivery will remain in effect until withdrawn. To consent to electronic delivery:

•	stockholders whose shares are registered in their own name, and not in “street name” through a broker or other nominee, may simply log in to www.proxyvote.com, the Internet site maintained by Broadridge Financial Solutions, Inc. and follow the step by step instructions; and

•	stockholders whose shares are registered in “street name” through a broker or other nominee must first vote their shares using the Internet, at: www.proxyvote.com, the Internet site maintained by Broadridge Financial Solutions, Inc., and immediately after voting, fill out the consent form that appears on-screen at the end of the Internet voting procedure.

The consent to receive stockholder communications through the Internet may be withdrawn at any time in order to resume receiving stockholder communications in printed form.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIAL FOR
THE STOCKHOLDER MEETING TO BE HELD JANUARY 28, 2010
The Proxy Statement and Annual Report to Stockholders are available at
http://www.drhorton.com/AnnualReportandProxyStatement

PROPOSAL ONE

ELECTION OF DIRECTORS

Our Board of Directors currently consists of seven members who will serve until the 2010 Annual Meeting and until their successors have been elected and qualified.

By unanimous resolution, the Nominating and Governance Committee recommended to the Board of Directors, as nominees to the Board of Directors, our seven current Directors of the Company, each of whom is listed below under the caption “Nominees for Director.” After review and consideration by the Board of Directors, the Board nominated the seven Directors for election as directors of D.R. Horton at the 2010 Annual Meeting.

Unless otherwise specified in the accompanying proxy, the shares voted by proxy will be voted for each of the persons named below as nominees for election as directors. Nominees who are elected as directors will be elected for one-year terms and will serve until the next annual meeting of stockholders and their successors have been elected and qualified. We do not know of any reason why any of the nominees would be unable to serve. However, if any of the nominees should become unavailable to serve as a director, the Board may designate a substitute nominee or reduce the size of the Board. If the Board designates a substitute nominee, the persons named as proxies will vote “FOR” that substitute nominee.

The D.R. Horton Bylaws require that in order to be elected, a director nominee must receive a majority of the votes cast with respect to such nominee in uncontested elections (the number of shares voted “for” a director nominee must exceed the number of votes cast “against” that nominee). In a contested election, where the number of nominees exceeds the number of directors to be elected (which is not the case at the 2010 Annual Meeting), the directors will be elected by a plurality of the shares present in person or by proxy and entitled to vote on the election of directors. Under the Corporate Governance Principles of the Company, any director who is not elected is required to tender his or her resignation to the Chairman of the Board within a reasonable time following certification of the vote. The Nominating and Governance Committee, which is composed of only independent directors, will consider the resignation offer and make a recommendation to the Board as to whether to accept or reject the resignation offer, or whether other action should be taken. The Board will act on the Nominating and Governance Committee’s recommendation within 90 days following certification of the election results. Thereafter, the Board will promptly publicly disclose in a report filed with the Securities and Exchange Commission (“SEC”) its decision regarding the director’s resignation offer (including the reason(s) for rejecting the resignation offer, if applicable).

The Board of Directors Unanimously Recommends that Stockholders Vote “FOR”
each of the Following Director Nominees.

Nominees for Director

The following is a summary of certain information regarding the nominees for election as directors.

Name	Age	Director Since	Principal Occupation and Business Experience

Donald R. Horton	59	1991	Mr. Horton has been Chairman of the Board of D.R. Horton since it was formed in July 1991, and he was President from July 1991 until November 1998. He has been involved in the real estate and homebuilding industries since 1972, and he was the founder, sole or principal stockholder, director and president of each of D.R. Horton’s predecessor companies since their respective organization, which date from 1978 to 1990.
Bradley S. Anderson	48	1998	Mr. Anderson is a Senior Vice President of CB Richard Ellis, Inc., an international real estate brokerage company, and he has held various positions in Phoenix, Arizona with its predecessor, CB Commercial Real Estate Group, Inc., since January 1987. He served as Interim Chairman of the Board of Continental Homes Holding Corp. from October 1997 through April 1998, when it merged into D.R. Horton, and he became a director of D.R. Horton at that time. Mr. Anderson has been a member of both the Audit and Compensation Committees since 1998 and he has also been a member of the Nominating and Governance Committee since November 2003.
Michael R. Buchanan	62	2003	Mr. Buchanan has significant commercial banking experience with several banking institutions serving the real estate and homebuilding sectors. He retired from commercial banking in March 2002. From March 2002 to March 2003, Mr. Buchanan was engaged as a senior advisor to Banc of America Securities. From 1998 to March 2002, Mr. Buchanan was a Managing Director of Bank of America, an executive officer position in which he was head of its national real estate banking group. From 1990 to 1998, Mr. Buchanan was an Executive Vice President of NationsBank, which later merged with Bank of America. Mr. Buchanan is also a member of the board of directors and the asset committee of Piedmont Office Realty Trust, Inc. (formerly Wells Real Estate Investment Trust), a publicly held, non-traded real estate investment trust. Mr. Buchanan was appointed to the Audit Committee in July 2003 and the Compensation Committee in January 2004 and he has also been a member of the Nominating and Governance Committee since November 2003.

Name	Age	Director Since	Principal Occupation and Business Experience

Michael W. Hewatt	60	2005	Mr. Hewatt is a certified public accountant performing auditing and tax services as a sole practitioner. He has worked for Hewatt & Associates or its predecessor firms since 1980. From 1971 to 1979, Mr. Hewatt worked in the tax and audit areas at Coopers & Lybrand (currently PricewaterhouseCoopers LLP) and was an audit manager for five years during this period. Mr. Hewatt is a member of the American Institute of Certified Public Accountants (“AICPA”), the AICPA’s peer review program, former member of the board of directors of the Texas Society of Certified Public Accountants and former President of the Texas Society of Certified Public Accountants — Fort Worth Chapter. Mr. Hewatt has been a director of D.R. Horton since 2005 and has been a member of the Audit, Compensation and Nominating and Governance Committees since that time.
Bob G. Scott	71	2007	Mr. Scott is currently retired from his most recent position as Chief Financial Officer and Chief Operating Officer of Summit Bancshares, Inc., a NASDAQ listed company. He was with Summit Bancshares from 1994 to 2006. Mr. Scott was an insurance consultant for Alexander & Alexander from 1992 to 1994. From 1972 to 1992, he was the controller and treasurer of Texas American Bancshares/Texas American Bank, an NYSE listed company. Mr. Scott was an auditor at Ernst & Ernst (currently Ernst & Young LLP) from 1969 to 1972. Mr. Scott previously was a Captain in the U.S. Air Force. Mr. Scott has been a director of D.R. Horton since 2007 and has been a member of the Audit, Compensation and Nominating and Governance Committees since that time.
Donald J. Tomnitz	61	1995	Mr. Tomnitz is Vice Chairman, President and Chief Executive Officer of D.R. Horton. He was a Vice President in charge of various divisions of D.R. Horton from 1983 until he was elected Vice President - Western Region of D.R. Horton in August 1994. From July 1996 until November 1998, Mr. Tomnitz was President of D.R. Horton’s Homebuilding Division; in January 1998 he was elected an Executive Vice President of D.R. Horton; in November 1998 he was elected Vice Chairman and Chief Executive Officer of D.R. Horton; and in March 2000, he became President as well. Mr. Tomnitz previously was a Captain in the U.S. Army, a Vice President of RepublicBank Dallas, N.A., and a Vice President of Crow Development Company, a Trammell Crow company.
Bill W. Wheat	43	2003	Mr. Wheat is an Executive Vice President and the Chief Financial Officer of D.R. Horton, positions he has held since October 2003. Mr. Wheat was a Senior Vice President and Controller from 2000 until 2003. From 1998 until 2000, Mr. Wheat was an Accounting Manager with the Company. From 1991 to 1998, Mr. Wheat held financial planning and assistant controller positions with The Bombay Company. Prior to 1991, Mr. Wheat was an auditor with Price Waterhouse LLP (currently PricewaterhouseCoopers LLP).

Other Executive Officers

Stacey H. Dwyer, age 43, is an Executive Vice President and Treasurer of D.R. Horton and is responsible for investor relations. She has been an employee of D.R. Horton since 1991. She was promoted from Assistant Secretary to Assistant Vice President in 1998 and from Assistant Vice President to Executive Vice President in 2000. She also became Treasurer in October 2003. Prior to 1991, Ms. Dwyer was an auditor with Ernst & Young LLP.

CORPORATE GOVERNANCE

Corporate Governance Standards

Our Board of Directors has adopted a number of standards to comply with requirements of the Sarbanes-Oxley Act of 2002, and the final rules of the NYSE and SEC relating to Sarbanes-Oxley and other corporate governance matters. Our Board has adopted the D.R. Horton Corporate Governance Principles, which contain a number of corporate governance initiatives designed to comply with the NYSE listing standards (the “NYSE Rules”), and the rules and regulations of the SEC (the “SEC Rules”) relating to corporate governance. The significant corporate governance initiatives adopted by the Board of Directors are discussed below. The Corporate Governance Principles can be found under the Investor Relations and Corporate Governance links on our website at www.drhorton.com.

Director Independence

Our Board of Directors is composed of a majority of independent directors in accordance with the NYSE Rules. Our Board made the independence determination of its members based on the “Independence Standards” discussed below.

Our Board has adopted a set of “Independence Standards,” consistent with the NYSE Rules, to aid it in determining whether a member of the Board is independent under the NYSE Rules. In accordance with these Independence Standards, a director must not have a direct or indirect material relationship with the Company or its management, other than as a director. The Independence Standards specify the criteria by which the independence of our directors will be determined, including strict guidelines for directors and their immediate family members with respect to past employment or affiliation with the Company, its management or its independent auditor.

The Independence Standards are contained in the Corporate Governance Principles set forth on our website under the Investor Relations and Corporate Governance links. These include the following:

•	A director who is an employee or whose immediate family member is an executive officer of D.R. Horton is not independent until three years after the end of such employment relationship.

•	A director who receives, or whose immediate family member receives, more than $120,000 per year in direct compensation from D.R. Horton, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service), is not independent until three years after he or she ceases to receive more than $120,000 per year in compensation. Compensation received by an immediate family member for service as a non-executive employee or non-member of senior management of D.R. Horton will not be considered in determining independence under this test.

•	A director is not independent if (i) the director or an immediate family member is a current partner of D.R. Horton’s internal or external auditor, (ii) the director is a current employee of such a firm, (iii) the director’s immediate family member is a current employee of such a firm and personally works on D.R. Horton’s audit, or (iv) the director or an immediate family member was within the last three years (but is no longer) a partner or employee of such a firm and personally worked on D.R. Horton’s audit within that time.

•	A director who is employed, or whose immediate family member is employed, as an executive officer of another company where any of D.R. Horton’s present executives serves on that company’s compensation committee is not independent until three years after the end of such service or the employment relationship.

•	A director who is an executive officer or an employee, or whose immediate family member is an executive officer, of a company that makes payments to, or receives payments from, D.R. Horton for property or services in an amount which, in any single fiscal year, exceeds the greater of $1 million, or

2% of such other company’s consolidated gross revenues, is not independent until three years after falling below such threshold.

•	If a director serves as an executive officer, director or trustee of a charitable or educational organization, and D.R. Horton’s contributions to the organization are less than $500,000, then the relationship will not be considered to be a material relationship that would impair a director’s independence.

For purposes of these Independence Standards, an “immediate family member” includes a director’s spouse, parents, children, siblings, mothers and fathers-in-law, sons and daughters-in-law, brothers and sisters-in-law, and anyone (other than domestic employees) who shares the director’s home.

Audit Committee Independence, Financial Literacy and Audit Committee Financial Expert

In addition to being independent based on the Independence Standards, the NYSE Rules require that each member of an audit committee satisfy additional independence and financial literacy requirements, and at least one of these members must satisfy the additional requirement of having accounting or related financial management expertise. This additional requirement can be satisfied by the Board determining that at least one Audit Committee member is an “audit committee financial expert” within the meaning of the SEC Rules. Accordingly, the Corporate Governance Principles contain a set of standards that relate to audit committee independence, financial literacy and audit committee accounting and financial management expertise. Generally, the additional independence standard provides that (i) a member of the Audit Committee, or his or her immediate family members, are prohibited from receiving any direct or indirect compensation or fee from the Company, its subsidiaries or its affiliates, and (ii) he or she may not be an affiliated person of the Company or any of its subsidiaries. Generally, the financial literacy standard provides that the Board, in its business judgment, shall determine if each member is financially literate, taking into account factors such as the member’s education, experience and ability to read and understand financial statements of public companies. Also, audit committee financial experts must have five additional attributes, which are (i) an understanding of generally accepted accounting principles and financial statements, (ii) the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves, (iii) experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Company’s financial statements, or experience actively supervising one or more persons engaged in such activities, (iv) an understanding of internal control over financial reporting and (v) an understanding of audit committee functions. All together, attributes (i) through (v) are referred to as the “Financial Expert Attributes.” The audit committee financial expert standards are set forth in the Corporate Governance Principles.

Board Determinations

Based on the independence, financial literacy and financial expert standards discussed above, the Board has determined that Bradley S. Anderson, Michael R. Buchanan, Michael W. Hewatt and Bob G. Scott are (i) independent, for purposes of serving as independent members of the Board of Directors, the Compensation Committee and the Nominating and Governance Committees, (ii) independent, for purposes of serving as independent members on the Audit Committee, and (iii) financially literate, for purposes of serving on the Audit Committee. The Board has also determined, as set forth below, that Mr. Hewatt, Mr. Buchanan and Mr. Scott each have the Financial Expert Attributes described above.

Mr. Hewatt. Mr. Hewatt acquired the Financial Expert Attributes primarily through his more than 30 years of experience working as a certified public accountant for Coopers & Lybrand LLP and Hewatt & Associates, CPAs and its predecessor firms. Mr. Hewatt’s experience as an auditor provided him active experience in conducting audits and reviewing financial statements. This active accounting experience further developed Mr. Hewatt’s understanding of generally accepted accounting principles and financial statements and his ability to assess the application of such principles in connection with accounting for estimates, accruals and reserves.

Mr. Hewatt’s active status as a certified public accountant requires him to stay current on pronouncements and advisory notices issued by accounting, auditing and tax regulatory boards and organizations.

During his career as a certified public accountant, Mr. Hewatt has served on various management teams directly responsible for designing and conducting testing procedures on financial statements for compliance with applicable controls and procedures, such as estimates, accruals and reserves, and evaluating related internal control structures. These types of compliance reviews were documented, evaluated and used in forming audit procedures. In connection with certain audits and compliance testing, Mr. Hewatt prepared and issued reports to boards of directors, whereby he gained understanding of the functioning of boards of directors and related committees. Mr. Hewatt has additional experience in providing management advisory services and providing tax advisory and tax preparation services, which has provided Mr. Hewatt with a strong background in the Internal Revenue Code and dealing with the Internal Revenue Service. Mr. Hewatt has worked with clients which include public and private companies, governmental organizations and non-profit organizations.

Mr. Buchanan. Mr. Buchanan acquired the Financial Expert Attributes primarily through his experience as a commercial banker in the real estate and homebuilding sectors, including serving as head of Bank of America’s national real estate group. Mr. Buchanan’s responsibilities as a banker required him to analyze and evaluate financial statements in order to make credit and lending decisions. In this regard, he developed significant expertise in understanding the integrity of the financial information used to prepare financial statements and how such information should be used to analyze and evaluate a company’s financial condition and its ability to meet the company’s debt obligations. As head of the national real estate group at Bank of America, Mr. Buchanan also actively supervised others in conducting financial statement and financial condition analysis and evaluation.

Mr. Scott. Mr. Scott acquired the Financial Expert Attributes through his more than 32 years of experience in various roles such as a controller and/or chief financial officer of publicly held companies. Mr. Scott also served on the audit staff of Ernst & Ernst (a predecessor to Ernst & Young LLP) from 1969 to 1972. Mr. Scott received a certificate of Certified Public Accountant in 1970. Mr. Scott’s responsibilities provided him direct experience in preparing, analyzing, evaluating, planning, reviewing and finalizing financial statements and auditing such financial statements for publicly traded companies. Mr. Scott, in his financial and accounting roles, directed financial systems, reporting, planning, financial controls, strategic planning, mergers and acquisitions and assisted with investor relations. Through Mr. Scott’s direct accounting experience, he developed knowledge and understanding of generally accepted accounting principles and financial statements and the ability to assess the application of such principles in connection with accounting for estimates, accruals and reserves. Mr. Scott, through his accounting experience, has also had direct responsibility for designing and conducting testing procedures on financial statements for compliance with internal controls and procedures. Through Mr. Scott’s experience as a chief financial officer of a publicly traded company, he gained an understanding of board and audit committee functions through his direct interaction with the board and audit committees.

As provided by the safe harbor contained in the SEC Rules, our audit committee financial experts will not be deemed “experts” for any purpose as a result of being so designated. Such designation does not impose on such persons any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such persons as members of the Audit Committee or the Board of Directors in the absence of such designation, and such designation does not affect the duties, obligations or liabilities of any other member of the Audit Committee or the Board of Directors.

The Board also determined that Donald R. Horton, Donald J. Tomnitz and Bill W. Wheat are not independent members of the Board, because they currently are executive officers of, and employed by, the Company.

Code of Ethical Conduct for the CEO, CFO and Senior Financial Officers

In accordance with SEC Rules, the Audit Committee and the Board have adopted the Code of Ethical Conduct for the CEO, CFO and Senior Financial Officers. The Board believes that these individuals must set an exemplary standard of conduct for D.R. Horton, particularly in the areas of accounting, internal accounting control, auditing and finance. The ethics code sets forth ethical standards the designated officers must adhere to and other aspects of accounting, auditing and financial compliance. The full text of the Code of Ethical Conduct for the CEO, CFO and Senior Financial Officers has been posted to the Company’s website, and can be found under the Investor Relations and Corporate Governance links. Information relating to any amendment to or waiver of a provision of the Code of Ethical Conduct for the CEO, CFO and Senior Financial Officers will be disclosed on the website within four business days of such amendment or waiver.

Corporate Code of Business Conduct and Ethics

The Board of Directors has adopted a Corporate Code of Business Conduct and Ethics for employees and directors of D.R. Horton in accordance with the NYSE Rules. The Board adopted the Corporate Code of Business Conduct and Ethics to provide guidance to the Board and management in areas of ethical business conduct and risk and to provide guidance to employees and directors by helping them recognize and deal with ethical issues including, but not limited to, (i) conflicts of interest, (ii) corporate opportunities, (iii) confidentiality, (iv) fair dealing, (v) protection of corporate assets, (vi) compliance with rules and regulations, including insider trading of securities, and (vii) confidential reporting of unethical behavior and hotline telephone numbers. The Corporate Code of Business Conduct and Ethics can be found on our website under the Investor Relations and Corporate Governance links.

Qualifications for Directors

The Nominating and Governance Committee utilizes a variety of methods for identifying nominees for director, including considering potential director candidates who come to the committee’s attention through current officers, directors, professional search firms, stockholders or other persons. Once a potential nominee has been identified, the Nominating and Governance Committee evaluates whether the nominee has the appropriate skills and characteristics required to become a director in light of the then current make-up of the Board of Directors. This assessment includes an evaluation of the nominee’s judgment and skills, such as his or her depth of understanding of the Company’s industry, financial sophistication, leadership and objectivity, all in the context of the perceived needs of the Board of Directors at that point in time.

In addition to the foregoing, the Company’s Corporate Governance Principles provide that each member of the Board of Directors should have the following minimum characteristics:

•	the highest personal and professional ethical standards, integrity and values;

•	a commitment to representing the long-term interests of the stockholders;

•	practical wisdom and mature judgment;

•	be objective and inquisitive; and

•	be prepared to offer his or her resignation in the event of any significant change in personal circumstances that could affect the discharge of his or her responsibilities as a director, including a change in his or her principal job responsibilities.

Ordinarily, directors who serve as chief executive officers or in equivalent positions for other companies should not serve on more than one other board of a public company in addition to the D.R. Horton Board, and other directors should not serve on more than two other boards of public companies in addition to the D.R. Horton Board. Because of the value the Board places on having directors who are knowledgeable about the Company and its operations, neither the Board nor the Nominating and Governance Committee believes that arbitrary term limits on directors’ service are appropriate.

Retirement Age Policy

On January 25, 2007, our Board adopted a retirement policy for directors. Under the policy, directors may not stand for reelection after they have reached the age of 75. Directors serving on the Board on January 25, 2007, which include all current directors other than Bob G. Scott, are exempt from this policy.

Resignation Policy

Under the Corporate Governance Principles of the Company, any director who is not elected is required to tender his or her resignation to the Chairman of the Board within a reasonable time following certification of the vote. Full details of this policy, including the consideration to be given the resignation offer by the Nominating and Governance Committee and Board action on the committee’s recommendation, are set forth under “Proposal One — Election of Directors.”

Procedures for Nominating or Recommending for Nomination Candidates for Director

According to our Bylaws, any stockholder may make nominations for the election of directors if notice of such nominations is delivered to, or mailed and received at, the principal executive office of D.R. Horton not later than the close of business on the 90th calendar day or earlier than the close of business on the 120th calendar day prior to the first anniversary of the preceding year’s annual meeting. However, in the event that the date of the annual meeting is changed by more than 30 calendar days from the anniversary date of the preceding year’s meeting, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th calendar day prior to such meeting and not later than the close of business on the later of the 90th calendar day prior to such meeting or the 10th calendar day following the day on which public disclosure of the date of such meeting is made. Such public disclosure is defined to mean a press release reported by the Dow Jones News Service, Associated Press or a comparable national news service or a document publicly filed by the Company with the SEC pursuant to Sections 13, 14 or 15(d) of the Exchange Act. In addition, the notice must include information specified in our Bylaws, including information concerning the nominee, the stockholder and the beneficial owner, as the case may be. Because no such nominations have been made in accordance with our Bylaws, only the nominations of the Board of Directors may be voted upon at the 2010 Annual Meeting.

In addition, the Nominating and Governance Committee has adopted a policy permitting stockholders to recommend candidates for director for consideration by the committee. The Nominating and Governance Committee will consider candidates recommended by stockholders on the same basis as candidates identified through other means. Stockholders wishing to recommend candidates for election must give notice to the Nominating and Governance Committee by following the same deadlines for notice to submit a nomination outlined in our Bylaws and described above. All recommended candidates shall, at a minimum, possess the qualifications for director discussed above. Each notice must set forth the same information required by our Bylaws to submit a nomination. The Nominating and Governance Committee may request additional information to assist in the evaluation of the candidacy of such person.

Complaint Procedures For Accounting, Internal Control, Auditing and Financial Matters

In accordance with SEC Rules, the Audit Committee has established procedures for (i) the receipt, retention and treatment of complaints regarding accounting, internal control, auditing or financial matters (collectively, “Accounting Matters”) and (ii) the confidential, anonymous submission by employees of concerns regarding questionable Accounting Matters. The Audit Committee oversees treatment of complaints and concerns in this area. The full text of the Complaint Procedures for Accounting, Internal Control, Auditing and Financial Matters has been posted to the Company’s website, and can be found under the Investor Relations and Corporate Governance links.

Executive Sessions of the Board of Directors

In accordance with the NYSE Rules, the non-management and independent members of the Board of Directors have held and will continue to hold regularly scheduled executive sessions of the non-management directors, each of whom is independent. Michael R. Buchanan, Chairperson of the Nominating and Governance Committee, presides at these independent sessions. During fiscal 2009, the non-management, independent directors met four times in executive session.

Communications with the Board of Directors

You, or any interested party, can communicate with any member of our Board of Directors, the Presiding Director or the independent directors as a group by sending the communication to the Chairperson of the Nominating and Governance Committee, who also serves as the Presiding Director. Currently, Mr. Buchanan serves as chairperson of the Nominating and Governance Committee. Send communications to: Presiding Director c/o Chief Legal Officer, D.R. Horton, Inc., 301 Commerce Street, Suite 500, Fort Worth, Texas 76102. Our Chief Legal Officer will review the communications and determine if such communications come within the purview of a Board committee or Board member(s). After such determination, these communications will be promptly forwarded to such Board member(s) or the Presiding Director as applicable. The Presiding Director reports these communications to the Board on a quarterly basis. Further information may be obtained on our website at www.drhorton.com under the Investor Relations and Corporate Governance links.

Meetings and Committees of the Board

Board Meetings

During fiscal 2009, the Board of Directors of D.R. Horton held eight meetings and acted one time by written consent. Each current director attended all of the Board meetings and all of the committee meetings for each committee on which he served during fiscal 2009. Executive sessions of our non-management directors, all of whom are independent, are regularly held. The sessions are scheduled and chaired by the Chairperson of the Nominating and Governance Committee, who also acts as our Presiding Director. Directors are encouraged to attend annual meetings of our stockholders. The 2009 Annual Meeting was attended by all of our directors.

Committees of the Board

The Board of Directors has four committees: the Executive Committee, the Audit Committee, the Compensation Committee and the Nominating and Governance Committee. The Board of Directors has adopted governing Charters for each of the Audit Committee, the Compensation Committee and the Nominating and Governance Committee. Each of the Charters of the Audit Committee, the Compensation Committee and the Nominating and Governance Committee is posted on the Company’s website, and can be found under the Investor Relations and Corporate Governance links.

Executive Committee

The Executive Committee, while the Board is not in session, possesses all of the powers and may carry out all of the duties of the Board of Directors in the management of the business of D.R. Horton which by state or federal law or the NYSE Rules may be delegated to it by the Board of Directors. During fiscal 2009 and currently, the Executive Committee was and is composed of Messrs. Horton, Tomnitz and Wheat.

Nominating and Governance Committee

The members of the Nominating and Governance Committee are Michael R. Buchanan, Bradley S. Anderson, Michael W. Hewatt and Bob G. Scott, with Mr. Buchanan serving as Chairperson. Each committee member has been determined by the Board to be independent in accordance with the NYSE Rules. During fiscal 2009, the Nominating and Governance Committee met three times and took no action by written consent, and each current member attended in person or by telephone conference all of the meetings.

The Nominating and Governance Committee Charter has been posted to the Company’s website under the Investor Relations and Corporate Governance links. The Nominating and Governance Committee’s primary purpose is to provide assistance to the Board of Directors in fulfilling its responsibility to the stockholders by:

•	identifying individuals qualified to become directors consistent with criteria approved by the Board, and recommending to the Board for selection the qualified candidates for directorships to be filled by the Board or by the stockholders;

•	developing and recommending to the Board a set of corporate governance principles applicable to the Company; and

•	overseeing the evaluation of the Board and management.

Compensation Committee

The members of the Compensation Committee are Bradley S. Anderson, Michael R. Buchanan, Michael W. Hewatt and Bob G. Scott, with Mr. Anderson serving as Chairperson. Each committee member has been determined by the Board to be independent. During fiscal 2009, the Compensation Committee met eight times and acted by written consent one time, and each current member attended in person or by telephone conference all of the meetings.

The Compensation Committee Charter has been posted to the Company’s website under the Investor Relations and Corporate Governance links. The Charter provides that the Compensation Committee shall assist the Board of Directors in discharging its responsibility to the stockholders with respect to the Company’s compensation programs and compensation of the Company’s executive officers.

The Compensation Committee Charter also sets forth the responsibilities and duties of the committee regarding reviewing the compensation for the CEO and other executive officers, monitoring incentive and equity-based compensation plans, preparing an annual report on executive compensation and reporting to the Board of Directors.

Audit Committee

The members of the Audit Committee of the Board of Directors are Michael W. Hewatt, Bradley S. Anderson, Michael R. Buchanan, and Bob G. Scott, with Mr. Hewatt serving as Chairperson. The Audit Committee met seven times during fiscal 2009 and took no action by written consent, and each current member attended in person or by telephone conference all of the meetings.

As discussed under the caption “Corporate Governance Standards” beginning on page 9 of this Proxy Statement, each member of the Audit Committee has been determined by the Board to be “independent” and “financially literate” in accordance with NYSE Rules, the SEC Rules, and the corporate governance and independent standards adopted by the Board. Also, Messrs. Buchanan, Hewatt and Scott each has been determined by the Board to be an “audit committee financial expert” under such rules, regulations and standards as are set forth in the Company’s Corporate Governance Principles posted on our website.

The Audit Committee operates pursuant to an Audit Committee Charter, which was approved and adopted by the Board of Directors. A copy of the adopted Audit Committee Charter is posted to the Company’s website under the Investor Relations and Corporate Governance links. The duties and responsibilities of the Audit Committee are set forth in its Charter. The Audit Committee’s primary purposes are to:

•	assist the Board in fulfilling its oversight responsibilities relating to the:

•	integrity of the Company’s financial statements;

•	Company’s compliance with legal and regulatory requirements;

•	independent auditor’s qualifications and independence; and

•	performance of the Company’s internal audit function and independent auditor; and

•	prepare an Audit Committee report to be included in the Company’s annual proxy statement.

Further discussion regarding the Audit Committee’s processes and procedures regarding D.R. Horton’s audited consolidated financial statements for the year ended September 30, 2009, and other matters are discussed in the Audit Committee Report set forth on page 49 of this Proxy Statement.

Compensation of Directors

Our Board of Directors annually approves compensation and fees paid to our non-management directors, each of whom is independent and listed in the table on the next page. Traditionally, the Board has strived to set non-management director compensation at a level that pays reasonable cash and equity compensation. We believe that we consistently pay annual non-management director compensation that is within the range of the total compensation paid to non-management directors of companies in our peer group based on data from Salary.com.

In fiscal 2009, our non-management director compensation consisted of two primary components, cash fees and stock options.

Fees Paid in Cash.  In fiscal 2009, each non-management director received $10,000 per Board meeting attended in person or by tele-conference, paid quarterly and not to exceed $40,000 per year. In addition, each non-management director who served on a committee of the Board of Directors received an annual fee of $5,000 per committee paid quarterly, and each non-management director who served as the Chairperson of a Committee of the Board of Directors received an annual fee of $2,500 per committee paid quarterly. Beginning with the January 2010 Board meeting, the director fee will be increased from $10,000 to $15,000 per meeting attended in person or by tele-conference, paid quarterly and not to exceed $60,000 per year. No changes were made to committee or chairperson fees.

Stock Options.  When a new non-management director joins our Board, he or she has traditionally been awarded 10,000 stock options. These stock options have an exercise price equal to the closing price of our common stock on the date of approval and grant. Traditionally, these stock options have vested over five years and have a ten-year term. In addition to the initial grant received upon joining the Board, we have awarded stock options to non-management directors at other times. On February 9, 2009, each non-management director was awarded 10,000 stock options. These stock options have an exercise price of $9.03 per share, the closing price of our common stock on the date of approval and grant, have a vesting schedule in five equal installments over five years and have a ten-year term. Additional information about stock option grants to our non-management directors is set forth in the table on the next page.

Director Compensation for Fiscal Year 2009

	Fees Earned or			All Other
Name(1)	Paid in Cash(2)	Stock Awards	Option Awards(3)	Compensation(4)	Total

Bradley S. Anderson	$57,500	—	$43,606	—	$101,106
Michael R. Buchanan	$57,500	—	$43,606	—	$101,106
Richard I. Galland	$13,750	—	$38,640	—	$52,390
Michael W. Hewatt	$57,500	—	$80,446	$600	$138,546
Bob G. Scott	$55,000	—	$22,706	—	$77,706

(1)	During fiscal 2009, the Company paid director fees only to non-management directors. No director of the Company who receives compensation from the Company for services other than as a director received any additional compensation for serving as a director of D.R. Horton. Mr. Galland retired from the Board and from each committee of the Board on November 20, 2008.

(2)	Amounts represent non-management director fees paid in cash during fiscal 2009.

(3)	The amount listed is the compensation expense related to the vesting of stock option awards granted in fiscal 2009 and prior years and recognized in the Company’s 2009 fiscal year financial statements. The compensation expense was based upon the grant date fair value, which was determined using a Black-Scholes option pricing model. Compensation expense recognized in fiscal 2009 for stock options granted to directors on February 9, 2009 was $4,966 per director. Further information regarding the valuation of stock options can be found under Note J in the Notes to Consolidated Financial Statements in our Annual Report on Form 10-K for the year ended September 30, 2009. As of September 30, 2009, non-management directors held outstanding stock options (vested and unvested) as follows: Mr. Anderson 44,000, Mr. Buchanan 50,000, Mr. Galland 30,000, Mr. Hewatt 40,000 and Mr. Scott 30,000.

(4)	Amount is the participant’s portion of the group health plan premium.

BENEFICIAL OWNERSHIP OF COMMON STOCK

Management

The following table shows the beneficial ownership of the Common Stock of D.R. Horton as of November 16, 2009 by (i) all D.R. Horton directors, (ii) all D.R. Horton executive officers, and (iii) all D.R. Horton directors and executive officers as a group. Unless stated otherwise, the shares are owned directly and the named beneficial owners possess sole voting and investment power with respect to the shares set forth in the table.

	Amount and Nature of
	Common Stock Beneficially Owned(1)
	Number of Shares		Percent of
Name of Beneficial Owner	Beneficially Owned		Class(2)

Donald R. Horton†	27,288,307	(3)	8.58%
Bradley S. Anderson	32,948		*
Michael R. Buchanan	28,000		*
Stacey H. Dwyer†	244,719		*
Michael W. Hewatt	16,000		*
Bob G. Scott	8,000		*
Donald J. Tomnitz†	1,530,857	(4)	*
Bill W. Wheat†	134,533	(5)	*
All directors and executive officers as a group (8 persons)	29,283,364		9.18%

*	Less than 1%

†	A named executive officer.

(1)	Beneficial ownership includes the following shares which the executive officers and directors could acquire by exercising stock options on or within 60 days after November 16, 2009: Mr. Horton: 483,333, Mr. Anderson: 22,000, Mr. Buchanan: 28,000, Ms. Dwyer: 166,606, Mr. Hewatt: 16,000, Mr. Scott: 6,000, Mr. Tomnitz: 499,833 and Mr. Wheat: 113,326. These options represent an aggregate of 1,335,098 shares.

(2)	The percentages are calculated based on 317,670,036 issued and outstanding shares on November 16, 2009. For each person, separately, his or her percentage was calculated by including his or her options set forth in note (1) in both the numerator and denominator, and for the group, the percentage was calculated by including the 1,335,098 options set forth in note (1) in both the numerator and denominator.

(3)	These shares do not include (i) 3,228,135 shares directly owned by Donald Ryan Horton, an adult son of Mr. Horton, and 2,037,280 shares directly owned by Douglas Reagan Horton, another adult son of Mr. Horton, (ii) 2,359,590 shares held by the Douglas Reagan Horton Trust, (iii) 1,179,795 shares held by the Donald Ryan Horton Trust, (iv) 1,368,005 shares held by the Martha Elizabeth Horton Trust, and (v) 1,499,984 shares held by the Donald Ray Horton Trust. Mr. Horton disclaims any beneficial interest in these shares. These trusts were established by Mr. Horton and his wife for the benefit of their descendants. Terrill J. Horton serves as the sole trustee of these trusts. Terrill J. Horton is a retired director of the Company and the brother of Donald R. Horton. Donald R. Horton’s address is D.R. Horton, Inc., D.R. Horton Tower, 301 Commerce Street, Suite 500, Fort Worth, Texas 76102.

(4)	These shares do not include 20,568 shares owned by an IRA for the benefit of Mr. Tomnitz’s spouse. Mr. Tomnitz disclaims any beneficial interest in these shares.

(5)	These shares do not include 116 shares owned by an IRA for the benefit of Mr. Wheat’s spouse and 332 shares held in trust for the benefit of Mr. Wheat’s child. Mr. Wheat disclaims any beneficial interest in these shares.

Certain Other Beneficial Owners

Based on filings under the Securities Exchange Act of 1934, as amended, available as of November 16, 2009, the only other known beneficial owners of more than 5% of D.R. Horton Common Stock outstanding were the following:

	Shares Beneficially Owned
Name and Address of Beneficial Owner	Number	Percent(3)

Barclays Global Investors, N.A. and certain affiliates(1)	15,952,686	5.02%
400 Howard Street
San Francisco, California 94105
FMR LLC(2)	47,172,951	14.85%
82 Devonshire Street
Boston, Massachusetts 02109

(1)	Based solely upon information contained in the most recently filed Schedule 13G of Barclays Global Investors, N.A. and certain of its affiliates disclosed in the Schedule 13G filed with the SEC on February 5, 2009, reflecting beneficial ownership as of December 31, 2008. According to this Schedule 13G, Barclays Global Investors, N.A. and certain of its affiliates listed therein had sole voting power for 13,755,869 of these shares, no shared voting power, sole dispositive power for 15,952,686 of these shares and no shared dispositive power.

(2)	Based solely upon information contained in the most recently filed Schedule 13G/A of FMR LLC, filed with the SEC on February 17, 2009, reflecting beneficial ownership as of December 31, 2008. According to this Schedule 13G/A, FMR LLC had sole voting power for 3,191,215 of these shares, no shared voting power, sole dispositive power for 47,172,951 of these shares and no shared dispositive power.

(3)	These percentages are calculated based on 317,670,036, issued and outstanding shares on November 16, 2009.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Overview

Our Compensation Committee has undertaken to design a fair and competitive compensation program for executive officers that will attract, motivate and retain highly qualified and experienced executives, reward superior performance and provide incentives that are based on performance of the Company. Our executive compensation program consists of several components, including base salaries, cash bonuses, equity awards and deferred compensation plans and retirement benefits. This compensation discussion and analysis discussion provides more information regarding:

•	our compensation objectives;

•	the relationship between the components of our compensation program and our objectives; and

•	factors considered by the Compensation Committee in establishing compensation levels for our named executive officers, who, for fiscal 2009, were:

•	Donald R. Horton, Chairman of the Board;

•	Donald J. Tomnitz, Vice Chairman, President and Chief Executive Officer (Principal Executive Officer);

•	Bill W. Wheat, Executive Vice President and Chief Financial Officer (Principal Financial Officer); and

•	Stacey H. Dwyer, Executive Vice President and Treasurer.

The above listed named executive officers are also expected to be our named executive officers for fiscal 2010.

Executive Compensation Objectives

Our primary compensation objectives are to:

•	attract, motivate and retain highly qualified and experienced executives;

•	award compensation that motivates and recognizes valuable, short and long-term individual and company performance;

•	provide a compensation program that provides flexibility to ensure that awards are competitive within our peer group; and

•	implement a compensation plan that aligns the executive’s interests with those of our stockholders.

As a leading national homebuilding company, we employ key executives who we believe have delivered strong results in a very challenging homebuilding market. Our key executives and officers may encounter other professional opportunities due to the extensive national industry experience gained during their employment with us. As a result, we believe we must provide salaries and total compensation packages that are attractive and competitive in the homebuilding industry. We believe our stockholders’ interests are well-served when we can motivate and retain our key executives so they can use their national homebuilding expertise with us rather than with one of our competitors in the homebuilding or land development business.

Many of our key executives and officers have experience in both up and down cycles in the homebuilding industry. The Compensation Committee considers this type of industry experience to be very valuable in the current volatile and challenging homebuilding market. We believe that to maintain our position as a leader in the homebuilding industry, and to effectively operate through the current down market, the Company must provide executive compensation programs that continually motivate and seek to retain our experienced and talented executives.

We also believe it is important to have a significant portion of an executive’s overall compensation tied to his or her total value to the Company. When reviewing an executive’s value, we review factors such as the number of years with the Company, significance of job function, ability to analyze and make decisions on significant business and financial objectives, and the ability to work as an important member of management and serve as a leader for the Company and its employees. We believe that by placing importance on these qualities, we are aligning individual and corporate performance with the compensation that is ultimately paid for performance.

Due to the significant number of years of dedicated service our executives have with us, the Board of Directors and Compensation Committee have chosen not to pursue written employment agreements with our executives. Rather than using fixed employment agreements, we believe our balanced cash and equity compensation program provides us with an effective tool in retaining and motivating our executives.

Process for Determining Compensation

Authority and Role of Compensation Committee

Our Compensation Committee evaluates performance and approves compensation for our Chairman and our CEO. The Compensation Committee also makes compensation recommendations to the Board with respect to other named executive officers. The Compensation Committee also administers our equity programs, which include awards under our 2006 Stock Incentive Plan and all other compensation plans that are intended to qualify as performance based under Section 162(m) of the Internal Revenue Code (“Section 162(m)”).

The members of the Compensation Committee of the Board of Directors are Bradley S. Anderson, Michael R. Buchanan, Michael W. Hewatt and Bob G. Scott, with Mr. Anderson serving as Chairperson. Each Compensation Committee member has been determined to be independent under the NYSE listing standards, an “outside director” under Section 162(m), and a “non-employee director” under Rule 16b-3 under the Securities Exchange Act. The Compensation Committee is responsible for approving all cash and equity compensation awarded to Mr. Horton, Mr. Tomnitz and other executive officers who are awarded compensation under our Amended and Restated 2000 Incentive Bonus Plan (the “2000 Restated Bonus Plan”) or our 2006 Stock Incentive Plan (the “2006 Equity Plan”), if such compensation is intended to qualify as performance based compensation under Section 162(m). In fiscal 2009, only Messrs. Horton and Tomnitz were awarded compensation under the 2000 Restated Bonus Plan as described in more detail below. The duties of the Compensation Committee are summarized under the caption “Meetings and Committees of the Board” beginning on page 14 and are more fully set forth in the Compensation Committee Charter, which is available on our website at www.drhorton.com under the Investor Relations and Corporate Governance links.

Role of Chairman and Chief Executive Officer

Our Chairman and our Chief Executive Officer (“CEO”) review and discuss salary and bonus compensation of our other named executive officers and our Chairman makes recommendations to the Compensation Committee regarding these executive officers. At the request of the Compensation Committee, our Chairman also provides a recommendation concerning the annual base salary and incentive bonus program for our CEO, but not for himself, as Chairman. For other executive officers, our Chairman and our CEO review and discuss the annual base salary and cash bonus compensation, and the Chairman makes recommendations to the Compensation Committee for these other executive officers when required. The Compensation Committee considers these recommendations when making its recommendation to the Board. In addition, our Chairman and our CEO make recommendations for any new executive officers and adjustments in compensation for any other executive officers when required.

Use of the Company’s Historical Data

When evaluating executive compensation decisions, the Compensation Committee evaluates and considers many of the Company’s short and long-term achievements that place us as a leader in the U.S. homebuilding industry. Based on publicly available information at our fiscal 2009 year end, these achievements include:

•	market capitalization consistently near the top of public homebuilders;

•	eight consecutive years closing more homes in the U.S. than any other homebuilder during a period we believe to be the most significant housing downturn and economically challenging climate the United States has experienced in many years;

•	generation of cash flow from operations of approximately $1.1 billion and $1.9 billion in the 2009 and 2008 fiscal years, respectively;

•	reduction of approximately $471 million and $628 million in debt in the 2009 and 2008 fiscal years, respectively; and

•	reduction of approximately $269 million and $350 million in homebuilding SG&A expenses in fiscal 2009 and 2008, respectively.

Review of Compensation

We review the compensation of our executive officers on a regular basis. In fiscal 2009 and the first quarter of fiscal 2010, the Compensation Committee formally met in November and December 2008 and in January, February, July, October, November and December 2009 to review and discuss compensation matters. In addition, the Compensation Committee Chairman and other members of the Compensation Committee also have discussions with management during the year and occasionally request that management gather market information regarding executive compensation matters for the Committee’s review and consideration. Following the end of fiscal 2009, the Compensation Committee Chairman, on behalf of the Compensation Committee, engaged Salary.com, a national third party provider of financial and executive compensation data, for the purpose of securing access to its database of financial and executive data of public companies, including our peer group. The scope of Salary.com’s engagement was solely limited to providing access to this database. Salary.com did not advise the Compensation Committee on its executive compensation programs or decisions.

The Compensation Committee believes it is appropriate to exercise its judgment when reviewing and setting the total mix of compensation related to short and long-term cash and equity awards rather than relying on a set formula or percentage allocation. The Compensation Committee believes an important part of an executive’s value is helping us achieve our business plan in good and bad markets. Accordingly, we exercise judgment in determining the mix of compensation we believe to be in line with our business objectives and that we believe to be appropriate for the executive under review given his or her industry expertise and role at the Company.

Use of Compensation Peer Group Data

The Compensation Committee utilizes compensation data of our peer group of publicly-traded homebuilding companies to analyze compensation decisions in light of current market conditions and practices, and to help ensure that our compensation decisions are reasonable in comparison to our peer group and the value of the executive to us. However, the Compensation Committee does not attempt to position compensation at any specified level or ranking within our peer group. In October 2009, the peer group compensation data was compiled by the Compensation Committee using data provided by Salary.com. The peer group compensation data reviewed by the Compensation Committee included compensation data and components as disclosed in executive compensation tables in publicly filed proxy statements. For fiscal 2009, our peer group consisted of various publicly-traded homebuilding companies that compete with us in our markets. For fiscal 2010, NVR, Inc. will be added to the peer group to replace Centex which merged with Pulte Homes in August 2009. Our peer group includes:

Beazer Homes USA	M.D.C. Holdings
Centex Corporation	Pulte Homes
Hovnanian Enterprises	Ryland Group
KB Home	Standard Pacific
Lennar Corporation	Toll Brothers

Compliance with Internal Revenue Code Section 162(m)

When reviewing and setting compensation awards to our executives, we consider the tax deductibility of their compensation under Section 162(m). Section 162(m) generally does not allow a tax deduction to publicly-held companies for compensation over $1 million paid for any fiscal year to the company’s named executive officers (other than the chief financial officer). However, Section 162(m) exempts qualified performance-based compensation from this $1 million limit if certain requirements are met. We generally intend for awards to our executive officers under the 2000 Restated Bonus Plan and the stock options under our 2006 Equity Plan to qualify for the performance-based compensation exemption under Section 162(m). However, we exercise judgment and may award compensation that does not qualify for tax deductibility under Section 162(m) in order to meet corporate objectives or to adapt to changing circumstances. Accordingly, the Board of Directors and the Compensation Committee may award non-deductible compensation to our executive officers as the Board and Compensation Committee deem appropriate.

Components of Compensation

Base Salaries — Named Executive Officers

Base salaries paid to our named executive officers serve to provide a fixed or base level of compensation to our executives. When reviewing and setting an executive’s base salary for fiscal 2009 and 2010, we considered the following factors:

•	level of experience, responsibility and tenure;

•	amount of assets and national scope of the Company’s operations;

•	ability to contribute to meeting operating objectives;

•	amount of fixed cash compensation to retain the executive’s services;

•	average and median base salary of comparable executives in our peer group; and

•	recommendations of our Chairman and our CEO, other than for themselves.

After taking into consideration the above factors, 2009 and 2010 fiscal year base salaries for our named executive officers were, or are, as set forth in the table below.

	Base Salary
Name	2009	2010

Donald R. Horton	$400,000	$1,000,000
Donald J. Tomnitz	$300,000	$900,000
Bill W. Wheat	$250,000	$250,000
Stacey H. Dwyer	$250,000	$250,000

The base salaries for Mr. Horton and Mr. Tomnitz in fiscal 2009 were held at the same levels as their fiscal 2008 base salaries. Prior to deciding the base salaries for fiscal 2010 for Mr. Horton and Mr. Tomnitz, the Compensation Committee reviewed the base salary data for the top two paid executive officers for each of the companies in our peer group. The data showed that base salaries ranged from $400,000 to $1,300,000, had an average of $958,872 and had a median of $1,000,000 (data used highest salary reported during the fiscal year of the named executive officer in each peer group company). The Compensation Committee’s analysis showed that the fiscal 2009 base salary of $400,000 for Mr. Horton and $300,000 for Mr. Tomnitz ranked near the bottom of the peer group average and median base salaries. Based on the factors listed above, including review of the base salary peer group data, and the fact that the base salaries have been historically well below the peer group average and median, the Compensation Committee elected to increase the base salaries of Mr. Horton and Mr. Tomnitz to $1 million and $900,000, respectively, to be more in line with the peer group base salary average and median. The salary increase for Mr. Horton and Mr. Tomnitz was the first salary increase each has received since fiscal 2001. In awarding the salary increase, the Compensation Committee did not assign specific weight to the factors listed above nor did it assign a specific ranking that base salaries should be within the peer group. As described in our annual proxy statement for fiscal 2008, the base salaries for Mr. Wheat and Ms. Dwyer were each increased from $200,000 to $250,000. The Compensation Committee and the Board of Directors determined to keep the base salaries of Mr. Wheat and Ms. Dwyer the same in fiscal 2010 as they were in fiscal 2009 primarily because each one had received a salary increase at the beginning of fiscal 2009. When determining base salaries, the Compensation Committee did not assign specific weight to the factors listed above, did not assign a specific ranking that base salaries should be within the peer group and did not use a percentage or ratio that the base salaries should be in relation to total compensation.

2009 Fiscal Year — Annual Incentive Bonus Opportunity

Chairman and Chief Executive Officer.  In furtherance of our compensation philosophy to award incentive bonuses based on company performance, during fiscal 2009 our Chairman and our CEO had the opportunity to earn annual incentive bonuses under our 2000 Restated Bonus Plan. The incentive bonuses are intended to make up a significant portion of our Chairman’s and our CEO’s annual compensation. Mr. Horton and Mr. Tomnitz each were awarded the same annual incentive bonus goals and awards for fiscal 2009. We believe that Mr. Horton and Mr. Tomnitz each should be equally incentivized to implement the key short-term performance goals, which are important to the Company in the current difficult homebuilding market. Fiscal 2009 incentive bonuses for Mr. Horton and Mr. Tomnitz were based on three performance goals set forth in the following table:

2009 Performance Goals
for Incentive Bonus

(i)	Adjusted Pre-Tax Income
(ii)	Operating Cash Flow
(iii)	SG&A Containment

We believe these three performance goals were important to the Company in fiscal 2009 especially in light of the continuing difficulties in the housing market and overall difficult financial and economic climate. We believe adjusted pre-tax income was an important performance goal because it strongly focused our executives on important components of quarterly adjusted pre-tax income, namely, revenue from home closings and controlling ordinary operating costs. We believe that operating cash flow was also an important performance goal because it focused our executives on reducing our land, lot and speculative home positions while also focusing them on controlling land lot purchases and development and construction spending. The generation of positive operating cash flow in a contracted credit market allows the Company to have available cash to pay usual operating expenses and service short and long-term financing obligations. We further believe that the third performance goal of selling, general and administrative expense (“SG&A”) containment complemented the other two goals by focusing our executives on controlling SG&A costs, especially in a period of uncertain sales and revenue from home closings.

For the purpose of determining bonuses: (i)“adjusted pre-tax income” means consolidated income before income taxes, excluding inventory impairments and land option cost write-offs and goodwill impairments, as publicly reported by the Company in its consolidated financial statements prepared in accordance with generally accepted accounting principles; (ii) “operating cash flow” means net cash provided by operating activities as set forth on the Company’s consolidated statement of cash flows; and (iii) “SG&A containment” means consolidated homebuilding selling, general and administrative expense as a percent of consolidated homebuilding revenue as set forth on the Company’s consolidated statement of operations as of the end of the Company’s fiscal year. After deciding on these three performance goals, these goals were further grouped into two categories or components, referred to as the “First Cash Component” and the “Second Cash and Equity Component.” The First Cash Component pertained only to the “adjusted pre-tax income” performance goal, and the Second Cash and Equity Component pertained only to the “operating cash flow” and “SG&A containment” performance goals.

First Cash Component — Adjusted Pre-Tax Income.  Under the First Cash Component, Mr. Horton and Mr. Tomnitz had the opportunity to earn a bonus based on achieving positive adjusted pre-tax income. The maximum bonus that could be earned in terms of positive adjusted pre-tax income was as follows:

First Cash Component

	Bonus Amount
	1st		2nd	3rd	4th
Performance Goal	Quarter		Quarter	Quarter	Quarter

Positive Adjusted Pre-Tax Income	6	%(1)	2%	2%	2%

(1)	For the first quarter, we used the month of December, rather than the entire first quarter in order to give the Compensation Committee time to review fiscal 2008 results of operations and to meet the Section 162(m) requirements for timely establishing performance goals. For each subsequent quarter we used the entire quarter as the performance period.

The hurdle or threshold for achieving a bonus under the First Cash Component was the attainment of “positive” adjusted pre-tax income. If no positive adjusted pre-tax income was attained, then no bonus would be paid under this goal. The percentages of adjusted pre-tax income listed above were determined by the Compensation Committee in the first quarter of fiscal 2009. The Compensation Committee has traditionally selected the pre-set bonus percentages that it believes, based on a review of publicly-available information, were within the range of the percentages historically used by the Company’s peer group who used a similar pre-tax income goal, and were in line with the Company’s goal of maintaining a reasonable level of SG&A expense.

Second Cash and Equity Component — Operating Cash Flow and SG&A Containment.  Under the Second Cash and Equity Component, Mr. Horton and Mr. Tomnitz had the opportunity to earn performance bonuses based on achieving levels of operating cash flow and SG&A containment as ranked against the Company’s peer group. Following the end of fiscal 2009, the Compensation Committee reviewed the levels of operating cash flow and SG&A containment attained by the Company and then ranked these amounts with the levels of operating cash flow and SG&A containment achieved by the Company’s peer group. Maximum potential bonuses that could have been earned under the Second Cash and Equity Component were as follows:

Second Cash and Equity Component

	Tier One	Tier Two	Tier Three
Performance Goal	Rank 1st 2nd or 3rd	Rank 4th 5th 6th or 7th	Rank 8th 9th10thor 11th
	(Maximum Bonus)	(Target Bonus)	(Minimum Bonus)

Operating Cash Flow (60%)	$2.4 million	$1.2 million	$0
SG&A Containment (40%)	$1.6 million	$800 thousand	$0

Maximum Bonus Potential (100%)	$4.0 million	$2.0 million	$0

The hurdle or threshold for achieving bonuses under both operating cash flow and SG&A containment goals was ranking no worse than 7th place because in that case no bonus on that performance goal would be achieved. As set forth in the above table, the maximum Tier One (Maximum level) bonus was $4 million, the maximum Tier Two (Target level) bonus was $2 million and the Tier Three (Minimum level) bonus was zero. The Compensation Committee set the fiscal 2009 maximum bonus potential under both goals at 50% of the maximum bonus potential under these same goals in fiscal 2008. The target bonus potential amount for fiscal 2009 was then set at 50% of the fiscal 2009 maximum bonus potential amount. Based on the subjective determination by the Compensation Committee, the operating cash flow goal and the SG&A containment goals were weighted 60% and 40%, respectively, of the maximum bonus potential.

Prior to paying any amount on either the First Cash Component or the Second Cash and Equity Component, the Compensation Committee had the discretion to adjust downward the amount awarded or earned on any performance goal depending on a variety of factors, including (i) the level of the Company’s consolidated pre-tax income on both an adjusted and non-adjusted basis, (ii) the compensation earned by the participant in comparison to the aggregate compensation earned by members of our peer group, (iii) the Company’s stock price at the time of its considerations, and (iv) other factors in the 2008 Performance Unit Plan or in the Compensation Committee’s discretion.

2009 Fiscal Year — Annual Incentive Bonus Paid

The total incentive bonus paid to each of Mr. Horton and Mr. Tomnitz under the First Cash Component and the Second Cash and Equity Component was $2,340,014 as discussed below.

First Cash Component.  Under the First Cash Component, a total of $340,014 in cash was paid to each of Mr. Horton and Mr. Tomnitz during fiscal 2009 for the applicable performance period. Prior to paying any performance bonus under the First Cash Component, the Compensation Committee reviewed the amount of adjusted pre-tax income achieved during the applicable performance periods. The Compensation Committee then determined whether to pay the full amount of the bonus earned, if any, or to exercise its negative discretion to reduce the bonus earned. The “First Cash Component — Results” table below sets forth the results of the First Cash Component. The $340,014 paid was based on the positive adjusted pre-tax income achieved during the first performance period. No bonuses were paid based on adjusted pre-tax income for the remaining three quarters in fiscal 2009 because no positive adjusted pre-tax income was achieved.

First Cash Component — Results

	Performance Goal — Adjusted Pre-Tax Income (“APTI”)
	Bonus Percentage	Amount of APTI	Bonus Paid(1)

1st Quarter(2)	6%	$5,666,897	$340,014
2nd Quarter	2%	$0	$0
3rd Quarter	2%	$0	$0
4th Quarter	2%	$0	$0

Total		$5,666,897	$340,014

(1)	Actual bonus paid is determined by multiplying the bonus percentage by the amount of positive adjusted pre-tax income for the performance period.

(2)	For the first quarter, we use 6% of positive adjusted pre-tax income for the month of December as discussed above.

Second Cash and Equity Component.  Under the Second Cash and Equity Component, a total of $2 million in cash was paid to each of Mr. Horton and Mr. Tomnitz. Prior to paying any performance bonus under the Second Cash and Equity Component, the Compensation Committee reviewed the peer group rankings for the operating cash flow and SG&A containment performance bonus goals. The peer group rankings were prepared by management for the Compensation Committee and the rankings are based on each company’s publicly reported operating cash flow and SG&A containment (using the definitions described above). Because the companies in our peer group do not all have the same fiscal years as ours, to determine the peer group ranking we computed operating cash flow and SG&A containment for our peer group companies based on the most recent publicly reported four quarters. In determining final rankings, we also considered whether normalization adjustments were needed to provide a relevant and consistent comparison to the metrics and performance of the Company and each company in the peer group. For fiscal 2009, we made one normalization adjustment to our peer group, which was to remove Centex from the rankings because Centex merged into Pulte Homes in August 2009. We believe if we had included Centex in the peer rankings through the merger date or, if we had included Pulte and Centex as a combined entity for a full four quarters, the Company would have still remained in Tier One on both performance goals. Information reviewed by our Compensation Committee related to the peer group rankings is set forth in the table.

Peer Group and Company — Range of Results

	Tier One	Tier Two	Tier Three
	Range of Results	Range of Results	Range of Results
Performance Goal	Rank 1st 2nd or 3rd	Rank 4th 5th 6thor 7th	Rank 8th 9th 10th or 11th

Operating Cash Flow	$1.1 billion to $424.3 million	$375.4 million to $302.4 million	$295.7 million to $223.0 million
SG&A Containment	14.5% to 16.4%	16.9% to 17.7%	18.8% to 25.5%

For purposes of the Second Cash and Equity Component of the performance bonuses, the Company’s operating cash flow for the annual performance period was $1.141 billion which is set forth as the line item “net cash provided by operating activities” in the Company’s Consolidated Statement of Cash Flows contained in its Form 10-K for the fiscal year ended September 30, 2009. The Company’s SG&A containment for the performance period was 14.5% and was determined by dividing homebuilding SG&A expense of $523 million by homebuilding revenue of $3.603 billion for the fiscal year ended September 30, 2009, which are set forth as line items “revenues” and “selling, general and administrative expense,” respectively, in the Company’s Consolidated Statement of Cash Flows contained in its Form 10-K for the fiscal year ended September 30, 2009. After reviewing these results, the Compensation Committee determined that the Company’s results related to operating cash flow ranked it first in Tier One and the Company’s results related to SG&A containment also ranked it first in Tier One. The Compensation Committee then reviewed the incentive bonus opportunity awarded to Mr. Horton and Mr. Tomnitz at the beginning of the performance period and determined that if the Company ranked in Tier One on both the operating cash flow and SG&A containment goals, each of Mr. Horton and Mr. Tomnitz would be entitled to the maximum bonus of $4 million as set forth in the “Second Cash and Equity Component” table on page 25, subject to the Compensation Committee’s right to exercise negative discretion in paying final bonus amounts. Although the Company’s results ranked in Tier One on both the operating cash flow and SG&A containment goals, the Compensation Committee elected to use negative discretion to reduce the bonus amount from the $4 million earned to $2 million and paid this amount to each of Mr. Horton and Mr. Tomnitz. In deciding to reduce the bonuses, the Compensation Committee considered fiscal 2009 consolidated financial results of the Company and the continued difficulties facing the homebuilding industry without assigning specific weight to these considered factors.

2009 Fiscal Year — Long Term Incentive Awards

Consistent with our compensation philosophy, we balance our annual or short-term incentive bonus program by providing a long-term incentive bonus program. Under our long-term incentive bonus program, our Chairman and our CEO have the opportunity to earn incentive bonuses based on performance over a period longer than one year. We believe that by awarding a portion of compensation that is earned over a longer time period, the interest of our executives is aligned more closely with the interest of our long-term stockholders.

During fiscal 2009, the Compensation Committee awarded two forms of long-term incentive awards to Mr. Horton and Mr. Tomnitz. The first long-term award was made under the 2008 Performance Unit Plan in the form of performance units. The second long-term award was made under the 2006 Equity Plan in the form of stock options. As we have done historically, Mr. Horton received a greater number of long-term awards, the performance units and stock options, than Mr. Tomnitz, because the Compensation Committee took into account Mr. Horton’s status as founder of the Company, his role as Chairman of the Board and his role in long-term direction and strategy of the Company. Additional information regarding the award of performance units and stock options is described below.

Performance Units.  Mr. Horton and Mr. Tomnitz were granted a target amount of 500,000 and 400,000 performance units (the “Performance Units”), respectively, on January 2, 2009, the first business and trading day following January 1, 2009, which is the first day of the performance period. The Performance Units will vest, if at all, after the completion of the performance period, which is the period of January 1, 2009 through September 30, 2011 (the “Performance Period”). The final value of the Performance Units will be ultimately based on the relative ranking of two performance goals and the price of our common stock on September 30, 2011. The performance goals established for the Performance Units are “return on investment” (“ROI”) and “net sales gains percentage” (in units) (“NSG%”), as compared to the same metrics of our peer group. “ROI” means our annual pre-tax income or loss divided by our annual total assets. We chose this goal because we believe ROI is an important performance goal for the Company because it measures our profitability relative to our total assets and measures our efficiency at using assets to generate pre-tax income. “NSG%” means the gross number of home sales contracts less cancellations in terms of units. We chose this goal because we believe NSG% is an important performance goal to the Company because it incentivizes the executives to focus on new home sales. Because NSG% nets out cancellations, no credit is given in calculating NSG% for buyers who cancel their sales contracts in the performance period.

The two performance goals of relative ROI and NSG% are each given 50% weighting. The Performance Units may be adjusted upward (up to 200%) or downward (to zero) from the initial target amount depending upon the relative ranking of the Company’s performance against the Company’s peer group performance. The adjusted number of Performance Units will then be multiplied by the closing price of the Company’s common stock on the last day of the Performance Period and the final payout amount may be paid in cash, equity or a combination of both, at the discretion of the Compensation Committee. Prior to paying any amount on the Performance Units, the Compensation Committee has the discretion to adjust downward the amount awarded or earned on the Performance Units depending on a variety of factors, including (i) the level of the Company’s consolidated pre-tax income on both an adjusted and non-adjusted basis, (ii) the compensation earned by the participant in comparison to the aggregate compensation earned by members of our peer group, (iii) the Company’s stock price at that time, and (iv) other factors in the 2008 Performance Unit Plan or in the Compensation Committee’s discretion.

The following table shows how the target level Performance Units may be adjusted based on relative ranking.

	Potential Payout as Percentage of Target
Performance Goal	11th - 9th Place	8th Place	7th Place	6th Place	5th Place	4th Place	3rd Place	2nd Place	1st Place
	(Minimum)				(Target)				(Maximum)

Return on Investment (ROI)	0%	25%	50%	75%	100%	125%	150%	175%	200%
Net Sales Gains % (NSG%)	0%	25%	50%	75%	100%	125%	150%	175%	200%

The hurdle or threshold for achieving a bonus under both ROI and NSG% is the ranking of no worse than 8th place because a ranking of 9th, 10th or 11th place would result in no bonus on that specific goal. We chose these performance goals because we believe that continuing to focus on selling homes leads to the generation of revenue and cash flow and reduction of land and lot inventory, and return on investment focuses on generating a return on the assets of the Company. We believe both of these goals are important to shareholders for the Performance Period. Additional information on the annual compensation expense and grant date fair value of the Performance Units is set forth in the “Summary Compensation Table” on page 36 and the “Grants of Plan-Based Awards” table on page 38 of this Proxy Statement.

Stock Options.  Mr. Horton and Mr. Tomnitz were awarded 300,000 and 200,000 stock options, respectively, on February 9, 2009 by the Compensation Committee. These stock options vest in 20% installments over five years on each grant date anniversary of February 9th and have a ten-year term. These stock options have an exercise price of $9.03 per share, which is equal to the closing price of our common stock on the NYSE on February 9, 2009, the date of approval and grant. In determining the number of stock options to award, the Compensation Committee made a subjective determination of the factors listed on page 32 under the heading “Long-Term Equity Awards — 2006 Equity Plan.” In addition to those factors, the Compensation Committee also reviewed the Company’s stock price, the grant date fair value of the new stock options, the amount of stock option expense, and the number of stock options outstanding as a result of the new option grant, without giving specific weight or formulaic effect to such factors. Additional information on the annual compensation expense and grant date fair value of these stock options is set forth in the “Summary Compensation Table” on page 36 and the “Grants of Plan-Based Awards” table on page 38 of this Proxy Statement.

Other Named Executive Officers — Corporate.  For fiscal 2009, a discretionary bonus of $350,000 was awarded to each of Bill W. Wheat and Stacey H. Dwyer. At the end of the applicable performance period, which may be a fiscal year, or any period within a fiscal year, the Board of Directors approves discretionary bonuses for Mr. Wheat and Ms. Dwyer. For fiscal 2009, the performance periods were two semi-annual periods during the fiscal year. Each of Mr. Wheat and Ms. Dwyer received $175,000 per each semi-annual period. The process of awarding discretionary bonuses to Mr. Wheat and Ms. Dwyer includes review and consideration by our Chairman and our CEO, followed by a recommendation by our Chairman to our Compensation Committee. The Compensation Committee then considers the recommendation and makes a recommendation to the Board of Directors. The bonuses recommended by our Chairman were not based on quantitative formulas or percentages or numerical weightings, but rather were related to the subjective evaluations of the performance of each officer’s direct or advisory responsibilities in functional areas such as financial reporting, treasury management and financial analysis, as well as the level of retention risk related to the Company’s ability to continue to employ each officer in a challenging and competitive homebuilding market.

For fiscal 2009, when our Chairman and CEO considered discretionary bonuses for Mr. Wheat and Ms. Dwyer, they considered each officer’s level of direct responsibility and oversight over functional areas and level of advice each officer provided in these functional areas. Mr. Wheat’s areas of direct responsibilities relate to the effectiveness and integrity of the Company’s financial reporting process, both at corporate and at our regions and divisions, including the effectiveness and integrity of the Company’s financial, internal and disclosure controls and procedures. Mr. Wheat has direct responsibility over these functions because of his role as Chief Financial Officer. Ms. Dwyer’s areas of direct responsibility relate to her role as head of investor relations and as treasurer, and her role in performing financial analysis related to our financial performance and related to asset and inventory acquisitions, dispositions and valuations. In addition, other functions that apply to both Mr. Wheat and Ms. Dwyer include (i) the financial, capital, credit, treasury and other corporate management functions, (ii) analysis of and recommendations regarding financial and operating metrics related to asset and inventory acquisitions, dispositions and valuations, (iii) contributions to the implementation of the Company’s strategies, and (iv) the ability to work within a team of key executives and managers and to manage, develop and effectively work with direct and indirect report employees and others throughout the Company. These other functions apply to both Mr. Wheat and to Ms. Dwyer because these functions overlap or are interrelated and involve important financial and management functions of the Company. Our Chairman, our CEO and the Compensation Committee concluded that Mr. Wheat and Ms. Dwyer each performed and managed his or her primary functions and other interrelated functions in an effective manner, and as a result, the bonus recommendations resulted in the same bonus amounts for each of them.

The amount of bonus awarded to each of Mr. Wheat and Ms. Dwyer was not benchmarked or tied to any other performance metrics or pay of similar executives at peer companies. The final bonuses were amounts that our Board, Compensation Committee, Chairman and CEO considered to be in line with the Company’s goals of maintaining a low administrative cost structure and that would allow the Company to continue to retain each of these executives. The compensation decision processes for Mr. Wheat and Ms. Dwyer are not materially different.

Stock Options.  Mr. Wheat and Ms. Dwyer were each awarded 120,000 stock options on February 9, 2009 by the Compensation Committee for the same reasons discussed above. These stock options vest in 10% installments over nine years of the grant date anniversary with the final 10% vesting 9.75 years after the grant date anniversary, and these stock options have a ten-year term. These stock options have an exercise price of $9.03 per share, which is equal to the closing price of our common stock on the NYSE on the date of approval and grant. In determining the number of stock options to award, the Compensation Committee made a subjective determination of the factors listed on page 32 under the heading “Long-Term Equity Awards — 2006 Equity Plan.” In addition to those factors, the Compensation Committee also reviewed the Company’s stock price, the grant date fair value of the new stock options, the amount of stock option expense to be incurred, and the number of stock options outstanding as a result of the new option grant, without giving any weight or formulaic effect to such factors. Additional information regarding these stock options is set forth in the “Summary Compensation Table” on page 36 and the “Grants of Plan-Based Awards” table on page 38 of this Proxy Statement.

2010 Fiscal Year — Incentive Bonus Plans

We believe that performance-based bonuses should continue to comprise a significant portion of the compensation of our Chairman and our CEO. We also believe we should seek to structure our performance-based awards in a manner to be tax deductible under Section 162(m) to the extent reasonably feasible and to the extent that such structure is in line with our operational and financial objectives. The Compensation Committee believes that a balanced executive compensation program is best served by providing compensation plans that allow for a mix and balance of short and long-term compensation components, including (i) a short-term or annual bonus performance plan, (ii) a long-term (more than one year) bonus performance plan, and (iii) a short-term and long-term equity plan. In furtherance of this objective, the Compensation Committee and our stockholders have previously approved three incentive plans:

•	D.R Horton 2000 Restated Bonus Plan — our primary short-term or annual bonus plan.

•	D.R Horton 2008 Performance Unit Plan — our primary long-term (more than one year) bonus plan.

•	D.R. Horton 2006 Equity Plan — our primary short and long-term (one year or more) equity plan.

The Compensation Committee will continue to evaluate what it believes is an effective use of these three plans. We discuss below the nature of these plans and how we may implement the features of these plans in our 2010 fiscal year.

2010 Fiscal Year — Annual Incentive Bonus Opportunity

2000 Restated Bonus Plan.  The 2000 Restated Bonus Plan is the primary plan under which our Chairman and our CEO are awarded short-term or annual incentive or performance-based bonuses. We generally intend for awards issued to covered employees under the 2000 Restated Bonus Plan to qualify for the performance-based compensation deduction allowed by Section 162(m). However, there can be no assurance that these awards will satisfy the requirements for deductibility under Section 162(m), and the Company and the Compensation Committee reserve the right to pay bonuses outside of this plan.

For fiscal 2010, the Compensation Committee approved and awarded to each of Mr. Horton and Mr. Tomnitz the following incentive bonus opportunity:

	Maximum Bonus Potential
2010 Fiscal Year Performance Goal	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter

Pre-Tax Income(1)	2%	2%	2%	2%

(1)	“Pre-Tax Income” means income before income taxes, as publicly reported by the Company in its quarterly or annual financial statements, as applicable, prepared in accordance with generally accepted accounting principles. The financial statements means the consolidated financial statements of the Company.

Each fiscal quarter in fiscal 2010 is a performance period and the maximum bonus that may be earned under this performance goal for each performance period is 2% of pre-tax income as set forth in the Company’s publicly filed statement of operations (income statement) for the applicable performance period. The Compensation Committee retains the right to exercise negative discretion to reduce any earned bonus under this performance goal. The hurdle or threshold for achieving a bonus under the pre-tax income performance goal is the achievement of positive pre-tax income. If no positive pre-tax income is attained, then no bonus will be paid.

The performance-based bonuses under the 2000 Restated Bonus Plan may be paid in cash or equity or a combination of both. If, after the amount of the award to be paid is determined, the Compensation Committee determines to pay a portion of the earned award in equity, the number of shares to be awarded will be determined by dividing the closing price of our common stock (on the day of the award certification) into the dollar value of that portion of the earned award to be paid in equity, provided that the maximum award cannot exceed the limits established under the applicable bonus or equity plan.

For fiscal 2010, we decided to focus the performance bonus on the single performance goal of pre-tax income, which is a performance goal we had historically used before the housing downturn. In fiscal 2009, we had three performance goals of adjusted pre-tax income, generation of operating cash flow and SG&A containment. Our reasons for shifting to a single performance goal for fiscal 2010 include our belief that we achieved strong results in fiscal 2009 related to operating cash flow and SG&A containment and because we intend to continue to focus on these goals in fiscal 2010 even as we shift toward achieving the performance goal of positive pre-tax income. Additionally, we believe the performance goal of pre-tax income is an important goal for our executives because it focuses them on important pre-tax income components, namely, sales revenue, cost of sales and selling, general, administrative and interest expense. Due to the difficult housing market during the past several years, the Company has not achieved positive pre-tax income. We also believe the housing market in fiscal 2010 will continue to be challenging thereby making it challenging for the Company to achieve positive pre-tax income. However, we believe the achievement of positive pre-tax income is a necessary step to returning the Company to profitability, which is an important factor in creating stockholder value.

Other Named Executive Officers — Corporate.  Our Chairman and our CEO reviewed bonuses of other named executive officers and our Chairman then recommended to the Compensation Committee, who then recommended to the Board, that Mr. Wheat and Ms. Dwyer continue to be awarded bonuses for fiscal 2010 based on the evaluation process and criteria discussed for these officers under the caption “Other Named Executive Officers — Corporate” beginning on page 29. At the end of each performance period (which may be a quarterly, semi-annual or annual period), our Chairman and our CEO will evaluate the performance of these officers and our Chairman makes recommendations to the Compensation Committee and Board of Directors for their consideration and approval for discretionary bonuses to be paid based on their performance in fiscal 2010. No quantitative weights or formulas are expected to be assigned to the factors discussed previously.

2010 Fiscal Year — Long-Term Incentive Awards

Under our long-term incentive bonus program, our Chairman and our CEO have the opportunity to earn cash and equity incentive bonuses based on personal and Company performance over a performance period longer than one year. We believe that by awarding a portion of compensation over a longer time period, the interests of our executives are aligned with the interest of our long-term stockholders through the direct goal of creating value in our common stock.

Long-Term Cash or Equity Awards — 2008 Performance Unit Plan.  The purpose of the Performance Unit Plan is to provide the Company another means of granting executive compensation that is aligned with long-term performance goals and criteria, while at the same time aligning the interests of management with those of stockholders and maximizing the tax deductibility of the compensation under Section 162(m).

The Performance Unit Plan allows the Compensation Committee to grant incentive awards denominated in performance units. Each performance unit awarded under the Performance Unit Plan has a dollar value on any given date equal to the fair market value (closing stock price) of the Company’s common stock on that date. In general, at the time of approval the Compensation Committee will determine the target number of performance units subject to an award, with the maximum amount payable under the award equal to two times the target number of units. The Performance Unit Plan also establishes performance-based criteria that the Compensation Committee may select in awarding performance-based bonuses to the participants under this plan.

Since fiscal 2008, the Compensation Committee has made two awards of performance units to Mr. Horton and Mr. Tomnitz. The first award, made in fiscal 2008, was a target award of 300,000 units and 200,000 units to Mr. Horton and Mr. Tomnitz, respectively. The performance goals and potential payout as a percentage of target were the same for the fiscal 2008 award as they were for the fiscal 2009 award, which is discussed beginning on page 27 under the caption “Performance Units.” The fiscal 2008 award has a performance period of January 1, 2008 to September 30, 2010. The second award, made in fiscal 2009, was a target award of 500,000 units and 400,000 units to Mr. Horton and Mr. Tomnitz, respectively. The fiscal 2009 award is discussed beginning on page 27 under the caption “Performance Units.” The amount of compensation expense recognized in fiscal 2009 and 2008 for the two awards is set forth under the “Stock Awards” column (and related note 2) in the “Summary Compensation Table” on page 36. The performance units will ultimately be valued based on the price of our common stock on September 30, 2010 for the fiscal 2008 award and September 30, 2011 for the fiscal 2009 award, and the final performance goal rankings at September 30, 2010 for the fiscal 2008 award and September 30, 2011 for the fiscal 2009 award. Accordingly, after September 30, 2010, the Compensation Committee will review the final performance results for the fiscal 2008 performance units and determine the amount to be paid to each of Mr. Horton and Mr. Tomnitz, and after September 30, 2011, the Compensation Committee will review the final performance results for the fiscal 2009 performance units and determine the amount to be paid to each of Mr. Horton and Mr. Tomnitz.

The Compensation Committee determined that it will not award a new performance unit grant under the Performance Unit Plan in fiscal 2010. The Compensation Committee reviewed awards made under the Performance Unit Plan to Mr. Horton and Mr. Tomnitz in the 2008 and 2009 fiscal years and has determined that it will await performance results for the award made in fiscal 2008 before it makes further grant decisions.

Long-Term Equity Awards — 2006 Equity Plan.  We use our 2006 Equity Plan to issue stock options and other equity based awards. The 2006 Equity Plan replaced our 1991 Stock Incentive Plan, and no further awards will be granted under the 1991 plan. Historically, the only type of equity awards we have issued to our employees have been stock options. We believe that stock options provide an important link between the performance of our employees and creation of stockholder value primarily because the stock options only have value if the stock price increases from the date of grant.

Since 2000, the Compensation Committee has traditionally awarded stock options to its executive officers on a 12 to 24 month basis, primarily because of the other incentive bonus awards being received by executives during this time frame. The Compensation Committee will continue to evaluate when to make equity awards to its executives and other employees, which may be more frequent than in the past, based on the total mix of compensation for the executives and other factors such as the need to address the volatility in the homebuilding industry. Generally, when the Compensation Committee decides to grant equity awards to executive officers, in determining the number of equity awards to grant and the other material terms of the equity grants, the Compensation Committee makes a subjective evaluation of:

•	the overall performance of the Company in comparison to its peer group;

•	an analysis of recent compensation of senior executive officers in the Company’s peer group;

•	recommendations of the Chairman, other than for himself;

•	contributions the executive officer made and is anticipated to make to the Company’s success;

•	level of experience and responsibility of the executive officer; and

•	number of stock options previously granted to executive officers and other employees.

The Compensation Committee approved and granted stock options to the named executive officers and other employees on February 9, 2009. All stock options granted on February 9, 2009 have an exercise price of $9.03 per share. All stock options granted on February 9, 2009 were granted at the fair market value of our common stock, as defined in the 2006 Equity Plan as the closing price of our common stock on the NYSE on the date of grant. Recent stock option grants, since the grant in 2002 for Mr. Horton and the grant in 2000 for Mr. Tomnitz, have a vesting period of 5 years and for other employees the stock options typically have a 9.75 year vesting period. However, the Compensation Committee may choose other time or performance vesting periods or criteria as allowed under the 2006 Equity Plan. We do not have a program, plan or practice in place to time the grant of stock options or other equity awards in coordination with the release of material non-public information.

In light of accounting industry rule changes regarding the expensing of stock options, we will continue to evaluate the type and mix of equity awards to be awarded to our executives and other employees in the future. Restricted stock and restricted stock units are among the types of equity awards to be considered in the future and may be awarded under our 2006 Equity Plan. When considering whether to issue restricted stock

(including restricted stock units) or stock options, the Compensation Committee will review the following factors (in addition to the previously listed factors):

•	expense of issuing restricted stock versus that of issuing stock options;

•	objective achieved by issuing restricted stock versus that of issuing stock options; and

•	value to employee of receiving restricted stock versus stock options.

The Compensation Committee believes that both restricted stock and stock options should be available to it when considering equity awards. Restricted stock is believed to provide a strong retention incentive in an uncertain market, providing compensation in periods where there is volatility in the stock price, and resulting in fewer shares outstanding compared to the exercise of stock options. Stock options also have unique and valuable features to our company and our employees because of the potential for strong returns if the stock price increases and the ability of the recipient to defer paying the exercise price and related taxes until the stock options are exercised. The Compensation Committee has not made definitive decisions regarding the awarding of equity awards in our 2010 fiscal year, but it will continue to evaluate making such equity awards during the current fiscal year.

Retirement and Post-Retirement Benefits

Our executive officers do not participate in any qualified pension plans or defined benefit plans but they do participate in the retirement plans below. We believe that it is important to offer these retirement plans to our executive officers as part of a competitive long-term compensation program that encourages saving for retirement and that promotes long-term retention.

Profit Sharing Plus Plan (“401(k) plan”).  Our executive officers participate in our Company-wide 401(k) plan. Under this plan, executive officers, like all other eligible employees, may contribute from 1% to 75%, on a pre-tax basis, of their earnings into the 401(k) plan. For 2009, the maximum that could be contributed was $16,500 ($22,000 for participants 50 years or older). The Company makes a matching contribution to the participant’s account in an amount of $0.50 for each $1.00 contributed by the participant up to 6% of his or her salary. The matching contributions made by the Company on behalf of the executive officers are listed in the “All Other Compensation” column in the “Summary Compensation Table” on page 36.

Deferred Compensation Plan.  The Company established the D.R. Horton Deferred Compensation Plan (the “Deferred Compensation Plan”), effective as of June 15, 2002 and amended and restated it on December 10, 2008. The Deferred Compensation Plan is a nonqualified deferred compensation plan maintained primarily to provide deferred compensation benefits for a select group of “management or highly compensated employees” as defined by the Employee Retirement Income Security Act of 1974, as amended. The Deferred Compensation Plan permits participants voluntarily to defer receipt of compensation from the Company. The participants earn a rate of return on their deferred amounts based on their selection from a variety of independently managed funds. The Company does not provide a guaranteed rate of return on these deferred amounts. The rate of return realized depends on the participant’s fund selections and market performance of these funds. Upon his or her annual election, a participant’s Deferred Compensation Plan benefit will be paid, or commence to be paid, upon separation from service or on a fixed date. Payment may also be made upon death, disability or an unforeseeable emergency. Payments are made in a lump sum unless installments are elected. Amounts payable under the plan are not secured or held in trust, and the plan participants’ rights to enforce payment are the same as a general unsecured creditor. However, upon a change in control (as defined), all plan benefits will be fully funded through an irrevocable grantor trust (also known as a “Rabbi trust”). The Deferred Compensation Plan, as amended and restated, was adopted and approved by the Compensation Committee and ratified by the Board of Directors.

SERP 2.  The Supplemental Executive Retirement Plan 2 (“SERP 2”), as amended and restated December 10, 2008, a nonqualified plan, was originally adopted by the Company in 1994 to permit eligible participants, which include our executive officers, the regional presidents, most division presidents and other selected employees, to accrue supplemental Company-funded benefits payable upon retirement, death, disability or termination of employment with the Company. Unlike the Deferred Compensation Plan, these are not elective deferrals, but rather the Company credits employer allocations to participants’ accounts. Messrs. Horton’s and Tomnitz’s participation in SERP 2 is considered by the Compensation Committee annually at the beginning of the fiscal year. Pursuant to SERP 2, if the executive is employed by the Company on the last day of a fiscal year, then the Company will establish a liability to such officer equal to 10% of his or her annual base salary as of first day of such fiscal year. This liability will accrue earnings in future years at a rate established by the administrative committee for the SERP 2. Amounts payable under the SERP 2 are not secured or held in trust, and the plan participants’ rights to enforce payment are the same as a general unsecured creditor. A participant’s SERP 2 benefit will be paid or commence to be paid upon separation from service, or if earlier, upon a change in control (as defined). Specified employees, as defined in Code Section 409A, generally cannot be paid until six months after separation from service (or, if earlier, upon a change in control).

Post-Employment Health Insurance.  Messrs. Horton and Tomnitz are also entitled to post-employment health and dental insurance coverage that is similar to the insurance coverage that is currently provided by the Company to each of them, their spouses and their dependent children. The post-employment insurance coverage becomes effective upon Mr. Horton’s and Mr. Tomnitz’s respective retirement, disability, death or termination from the Company and coverage shall be for the life of each of Mr. Horton and Mr. Tomnitz, respectively, and for the life of Mr. Horton’s spouse and Mr. Tomnitz’s spouse, and their children who are deemed dependent under the terms of our health benefit plan.

Compensation Committee Report

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis contained in this Proxy Statement. Based on our review and discussions with management, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference in the Annual Report on Form 10-K of D.R. Horton, Inc. for the fiscal year ended September 30, 2009 filed with the Securities and Exchange Commission.

COMPENSATION COMMITTEE:

Bradley S. Anderson, Committee Chairman

Michael R. Buchanan

Michael W. Hewatt

Bob G. Scott

The Compensation Committee Report does not constitute soliciting material, and shall not be deemed to be filed or incorporated by reference into any other company filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the company specifically incorporates the Compensation Committee Report by reference therein.

Executive Compensation Tables

The following tables show, with respect to our Chief Executive Officer, our Chief Financial Officer and our other named executive officers of D.R. Horton, the compensation awarded, earned or paid for all services rendered in all capacities to D.R. Horton during our fiscal years ended September 30, 2009, 2008 and 2007.

Summary Compensation Table

							Change in
							Pension
							Value and
							Non-
						Non-Equity	Qualified
						Incentive	Deferred	All
						Plan	Compen-	Other
Name and				Stock	Option	Compen-	sation	Compen-
Principal Position	Year	Salary	Bonus(1)	Awards(2)	Awards(3)	sation(4)	Earnings(5)	sation(6)	Total

Donald R. Horton	2009	$400,000	—	$4,404,219	$1,191,763	$2,340,014	$51,474	$49,450	$8,436,920
Chairman of the Board	2008	$400,000	—	$2,130,545	$945,043	$1,848,482	$39,222	$49,000	$5,412,292
	2007	$400,000	—	—	$1,031,491	$1,586,087	$32,611	$46,750	$3,096,939
Donald J. Tomnitz	2009	$300,000	—	$3,299,154	$805,479	$2,340,014	$37,342	$39,450	$6,821,439
Vice Chairman, Chief	2008	$300,000	—	$1,420,364	$737,207	$1,848,482	$28,413	$39,000	$4,373,466
Executive Officer and President	2007	$300,000	—	—	$837,763	$1,586,087	$23,582	$36,750	$2,784,182
Bill W. Wheat	2009	$250,000	$350,000	—	$268,725	—	$9,397	$34,750	$912,872
Executive Vice President	2008	$200,000	$350,000	—	$224,447	—	$6,626	$26,975	$808,048
and Chief Financial Officer	2007	$200,000	$300,000	—	$190,299	—	$4,973	$24,275	$719,547
Stacey H. Dwyer	2009	$250,000	$350,000	—	$277,349	—	$9,540	$34,975	$921,864
Executive Vice President	2008	$200,000	$350,000	—	$238,133	—	$6,739	$26,975	$821,847
and Treasurer	2007	$200,000	$300,000	—	$214,075	—	$5,072	$24,050	$743,197

(1)	The dollar amount listed represents a discretionary cash bonus paid to the named executive officer. More information on fiscal 2009 discretionary bonuses is set forth under the caption “Other Named Executive Officers — Corporate” beginning on page 29.

(2)	The dollar amount listed represents the amount recognized for financial statement purposes for long-term performance units awarded in the 2009 and 2008 fiscal years. These performance units are accounted for as liability awards for which compensation expense is recognized over the vesting period, which runs from January 1, 2008 through September 30, 2010 for the fiscal 2008 award, and which runs from January 1, 2009 through September 30, 2011 for the fiscal 2009 award. The performance units will ultimately be valued based on the price of our common stock on September 30, 2010 for the fiscal 2008 award and September 30, 2011 for the fiscal 2009 award and the final performance goal rankings at September 30, 2010 and September 30, 2011, respectively. Assumptions used in determining the expense in the table include a performance ranking at the “175% of target” level for each of the two performance goals and a stock price of $11.41, the closing price of the Company’s common stock at September 30, 2009. Of the amount listed for Mr. Horton for fiscal 2009, $2,722,569 relates to the fiscal 2009 award and $1,681,650 relates to the fiscal 2008 award. Of the amount listed for Mr. Tomnitz for fiscal 2009, $2,178,055 relates to the fiscal 2009 award and $1,121,099 relates to the fiscal 2008 award. Additional assumptions used in the calculation of these amounts are included in Note J to our audited financial statements included in our Form 10-K for the year ended September 30, 2009. The amounts listed for fiscal 2008 relate only to the fiscal 2008 awards.

(3)	The dollar amount listed represents the amount recognized for financial statement purposes for option awards for the applicable fiscal year. For fiscal 2009, this includes expense for options granted in 2009 and prior years. For fiscal 2008, this includes expense for options granted in 2008 and years prior. For fiscal 2007, no awards were made in fiscal 2007 so expense was for awards made in years prior to fiscal 2007. The grant date fair value of the options was determined using a Black-Scholes option pricing model. Assumptions used in the calculation of these amounts are included in Note J to our audited financial statements included in our Form 10-K for the year ended September 30, 2009.

(4)	For fiscal 2009, Messrs. Horton and Tomnitz were each paid $340,014 based on positive adjusted pre-tax income for the applicable performance period and were each paid $2 million based on performance goals related to operating cash flow and SG&A containment. For fiscal 2008, Messrs. Horton and Tomnitz were each paid $848,482 based on positive adjusted pre-tax income for the applicable performance period and were each paid $1 million based on performance goals related to operating cash flow and SG&A containment. For fiscal 2007, the amounts reflect performance bonuses paid based on the Company’s consolidated pre-tax income for the first and second performance periods.

(5)	Amounts represent the above-market portion of earnings on each executive officer’s outstanding balance under the SERP 2.

(6)	For fiscal 2009, the amounts under “All Other Compensation” include the following components:

a) Credits made by the Company of $40,000, $30,000, $25,000, and $25,000 to the respective accounts of Messrs. Horton, Tomnitz and Wheat, and Ms. Dwyer under the SERP 2 plan.

b) Matching contributions of $7,350 to the respective accounts of Messrs. Horton and Tomnitz, $9,750 to the account of Mr. Wheat and $9,975 to the account of Ms. Dwyer under the D.R. Horton 401(k) plan.

c) The participant’s portion of group health plan premiums of $2,100 paid by the Company for the benefit of each of Messrs. Horton and Tomnitz.

Grants of Plan-Based Awards

									All Other		Grant
									Option		Date
		Approval	Estimated			Estimated			Awards:	Exercise	Fair
		Date if	Future Payouts Under			Future Payouts Under			Number of	or Base	Value of
		Different	Non-Equity			Equity			Securities	Price of	Stock and
		from	Incentive Plan Awards(1)			Incentive Plan Awards(2)			Underlying	Option	Option
	Grant	Grant	Threshold	Target	Maximum	Threshold	Target	Maximum	Options	Awards	Awards
Name	Date	Date	($)	($)	($)	($)	($)	($)	(#)(3)	($/Sh)	($)(4)

Donald R. Horton	11/20/2008		—	340,014	—	—	—	—
	11/20/2008		0	2,000,000	4,000,000	—	—	—
	1/2/2009	11/20/2008	—	—	—	0	500,000	1,000,000			3,670,000
	2/9/2009		—	—	—	—	—	—	300,000	9.03	1,167,000
Donald J. Tomnitz	11/20/2008		—	340,014	—	—	—	—
	11/20/2008		0	2,000,000	4,000,000	—	—	—
	1/2/2009	11/20/2008	—	—	—	0	400,000	800,000			2,936,000
	2/9/2009		—	—	—	—	—	—	200,000	9.03	778,000
Bill W. Wheat	2/9/2009		—	—	—	—	—	—	120,000	9.03	466,800
Stacey H. Dwyer	2/9/2009		—	—	—	—	—	—	120,000	9.03	466,800

(1)	Represents bonus awards made under our 2000 Restated Bonus Plan to provide the executive with the potential to earn bonuses based on achieving performance goals during our 2009 fiscal year. The 2009 bonus program was approved during the first quarter of our 2009 fiscal year and was based on three performance goals of (i) positive adjusted pre-tax income, (ii) relative operating cash flow, and (iii) relative SG&A containment. The Compensation Committee had discretionary authority to reduce the amount prior to paying such awards. Actual amount paid was $2 million to each of Messrs. Horton and Tomnitz.

On November 20, 2008, the first award was made which resulted in $340,014 earned and paid based on achieving positive adjusted pre-tax income during the first performance period. No bonuses were paid based on adjusted pre-tax income for the following three performance periods as no positive adjusted pre-tax income was achieved. Additional information related to the adjusted pre-tax income award paid is described under the caption “First Cash Component” on page 26.

On November 20, 2008, the second award was made which represents the potential payout each executive could earn during our 2009 fiscal year based on achieving performance goals of relative operating cash flow and relative SG&A containment. The executives could earn performance compensation under this award ranging from zero if the threshold performance level was achieved to $2 million if the target performance level was achieved to $4 million if the maximum performance level was achieved. Each of the officers achieved performance at the maximum level listed in the table but the Compensation Committee used its discretion and reduced the bonus award from $4 million to $2 million. Additional information related to the operating cash flow and SG&A containment awards paid is described under the caption “Second Cash and Equity Component” beginning on page 26.

(2)	On November 20, 2008, target level performance units were approved for Mr. Horton and Mr. Tomnitz in the amount of 500,000 and 400,000 units, respectively, under the 2008 Performance Unit Plan. The threshold, target and maximum amounts reflect the number of performance units each executive could earn based on the level of performance attained for the January 1, 2009 to September 30, 2011 performance period and based on relative performance on two performance goals ranked against our peer group. The performance units will ultimately be valued based on the price of our common stock on the last day of the performance period, which is September 30, 2011. The performance units were approved at the November 20, 2008 meeting of the Compensation Committee and approved for grant on the first trading day (January 2, 2009) following January 1, 2009, which is the first day of the performance period. These performance units are described under “Performance Units” beginning on page 27 and the related compensation expense is reflected in the “Stock Awards” column in the “Summary Compensation Table” on page 36.

(3)	All stock options were approved and granted under the 2006 Equity Plan on February 9, 2009 and have an exercise price of $9.03, the closing price of our common stock on the date of approval and grant. The stock options for Mr. Horton and Mr. Tomnitz vest in five equal annual installments on each successive anniversary of the grant date beginning on the first anniversary date. The stock options for Mr. Wheat and Ms. Dwyer vest in ten equal installments per year on each successive anniversary of the grant date beginning on the first anniversary date for nine years, with the final installment vesting on the date that is 9.75 years following the grant date. All stock options have a ten-year term.

(4)	The grant date fair value of each performance unit was based on $7.34 per unit, which was the closing price of our common stock on the NYSE on the date of grant. The total grant date fair value equals $7.34 multiplied by the target number of performance units awarded. The grant date fair value of the stock options was determined using a Black-Scholes option pricing model, which resulted in a grant date fair value of $3.89 per share. Additional information regarding computing the grant date fair value of the performance units and stock options can be found under Note J in the Notes to the Consolidated Financial Statements in our Annual Report on Form 10-K for the fiscal year ended September 30, 2009.

Outstanding Equity Awards at Fiscal Year-End

The following table shows information about outstanding equity awards at September 30, 2009.

	Option Awards					Stock Awards
		Number of	Number of				Market
		Securities	Securities			Number of	Value of
		Underlying	Underlying			Shares or	Shares or
		Unexercised	Unexercised	Option	Option	Units of Stock	Units of Stock
		Options	Options	Exercise	Expiration	That Have	That Have
Name	Grant Date	Exercisable	Unexercisable	Price	Date	Not Vested	Not Vested

Donald R. Horton(1)	2/9/2009	—	300,000	$9.03	2/9/2019	—	—
	2/11/2008	60,000	240,000	$14.50	2/11/2018	—	—
	5/2/2006	90,000	60,000	$29.44	5/2/2016	—	—
	4/29/2004	133,333	—	$21.60	4/29/2014	—	—
	7/18/2002	200,000	—	$10.95	7/18/2012	—	—
Donald J. Tomnitz(1)	2/9/2009	—	200,000	$9.03	2/9/2019	—	—
	2/11/2008	40,000	160,000	$14.50	2/11/2018	—	—
	5/2/2006	60,000	40,000	$29.44	5/2/2016	—	—
	4/29/2004	93,333	—	$21.60	4/29/2014	—	—
	7/18/2002	140,000	—	$10.95	7/18/2012	—	—
	10/2/2000	166,500	—	$5.01	10/2/2010	—	—
Bill W. Wheat(2)	2/9/2009	—	120,000	$9.03	2/9/2019	—	—
	2/11/2008	12,000	108,000	$14.50	2/11/2018	—	—
	5/2/2006	12,000	28,000	$29.44	5/2/2016	—	—
	4/29/2004	26,666	26,667	$21.60	4/29/2014	—	—
	7/18/2002	56,000	24,000	$10.95	7/18/2012	—	—
	10/2/2000	3,330	6,660	$5.01	10/2/2010	—	—
Stacey H. Dwyer(2)	2/9/2009	—	120,000	$9.03	2/9/2019	—	—
	2/11/2008	12,000	108,000	$14.50	2/11/2018	—	—
	5/2/2006	12,000	28,000	$29.44	5/2/2016	—	—
	4/29/2004	26,666	26,667	$21.60	4/29/2014	—	—
	7/18/2002	56,000	24,000	$10.95	7/18/2012	—	—
	10/2/2000	53,280	13,320	$5.01	10/2/2010	—	—

(1)	All stock option awards for Mr. Horton and Mr. Tomnitz vest in five equal annual installments on each successive anniversary of the grant date commencing on the first anniversary date and have a ten-year term.

(2)	All stock option awards vest in ten equal annual installments on each successive anniversary of the grant date commencing on the first anniversary date for nine years with the final installment vesting on the date that is 9.75 years following the grant date. All stock options have a ten-year term.

Option Exercises and Stock Vested

During our fiscal year ended September 30, 2009, no option awards were exercised and no stock awards vested.

Nonqualified Deferred Compensation Plans

D.R. Horton has established the following nonqualified deferred compensation plans:

Deferred Compensation Plan.  The Deferred Compensation Plan permits participants, including D.R. Horton’s directors, to defer voluntarily receipt of up to 100% of bonus or director fee compensation from D.R. Horton and up to 90% of base salary from D.R. Horton. Amounts deferred are invested on behalf of the participant in investment vehicles selected from time to time by the administrators of the Deferred Compensation Plan. The participants, at their election, may choose to have the deferred amounts paid out through scheduled in-service distributions (in a lump sum or annual installments of between two and five years) or following the later of termination of employment or director service or attaining the age of 62. The Deferred Compensation Plan was adopted and approved by the Compensation Committee and ratified by the Board of Directors.

SERP 2.  Pursuant to the SERP 2, if the executive is employed by the Company on the last day of a fiscal year, then the Company will establish an unfunded, unsecured liability to such officer equal to 10% of his or her annual base salary as of first day of such fiscal year. This liability will accrue earnings in future years at a rate established by the administrative committee for the SERP 2. Amounts deferred under the SERP 2 are payable within 60 days following the termination of employment of the participant, the death or disability of the participant or a change in control of the company (the definition of change in control is described in “Potential Payments Upon Termination or Change in Control” beginning on page 41). The form of distribution may be in a lump sum, or in quarterly installments over a period not to exceed five years, as elected by the participant.

The following table shows, for each named executive officer, aggregate contributions, earnings and withdrawals/distributions during our 2009 fiscal year and outstanding balances as of September 30, 2009 under all of our nonqualified deferred compensation plans.

Nonqualified Deferred Compensation

	Executive		Registrant				Aggregate
	Contributions in		Contributions in		Aggregate Earnings		Withdrawals/		Aggregate Balance at
	Last Fiscal Year		Last Fiscal Year		in Last Fiscal Year		Distributions		Last Fiscal Year End
	Deferred		Deferred		Deferred		Deferred		Deferred
	Cash		Cash		Cash		Cash		Cash
Name	Compensation(1)	SERP	Compensation	SERP(2)	Compensation(3)	SERP(4)	Compensation	SERP	Compensation(5)	SERP(6)

Donald R. Horton	—	—	—	$40,000	$(17,033)	$100,989	—	—	$6,533,536	$1,113,786
Donald J. Tomnitz	—	—	—	$30,000	$6,941	$73,263	—	—	$761,357	$808,984
Bill W. Wheat	—	—	—	$25,000	$(1,906)	$18,436	$7,641	—	$8,375	$221,020
Stacey H. Dwyer	$64,583	—	—	$25,000	$10,629	$18,717	$83,291	—	$295,369	$224,008

(1)	Represents the amount of fiscal 2009 compensation deferred, at the executive’s discretion, under our Deferred Compensation Plan. Such amounts are also included in the “Salary,” or “Bonus” columns of the “Summary Compensation Table” on page 36.

(2)	Represents the amount of unfunded, unsecured liabilities created by D.R. Horton on behalf of each participant with respect to fiscal 2009 under the SERP 2. Such amount is also included in the “All Other Compensation” column of the “Summary Compensation Table” on page 36.

(3)	Represents the net amount of earnings and losses on the balance of the participant’s account that is the result of the performance of a variety of independently managed funds available to and selected by each participant under the Deferred Compensation Plan. We do not provide a guaranteed or fixed rate of return on these funds. The rate of return on these funds depends on the participant’s investment selections for his or her deferral amount and on the market performance of these funds. The amount listed for each participant is not included in the “Summary Compensation Table” on page 36 because such amount was not preferential or above-market for each participant.

(4)	Represents the amount of earnings on the balance of the participant’s account at a rate determined by the SERP 2 plan administrator, typically 10% per annum. Those portions of earnings that are considered above-market are reported in the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” column of the “Summary Compensation Table” on page 36. The above-market portion of earnings for each of the above individuals is: Mr. Horton: $51,474; Mr. Tomnitz: $37,342; Mr. Wheat: $9,397; and Ms. Dwyer: $9,540.

(5)	Includes the aggregate amount of compensation from the current and prior fiscal years that was deferred, at the executive’s discretion, under our Deferred Compensation Plan. We have included such amounts in the “Summary Compensation Table” on page 36 of each of the respective D.R. Horton Proxy Statements for the applicable year.

(6)	Includes amounts of unfunded, unsecured liabilities created by D.R. Horton on behalf of each participant with respect to the current and prior fiscal years under the SERP 2. We included such amounts in the “Summary Compensation Table” on page 36 of each of the respective D.R. Horton Proxy Statements for the applicable year.

Potential Payments Upon Termination or Change in Control

None of our named executive officers has employment or change in control agreements with us specifically providing for payments upon involuntary termination of their employment. However, certain of our benefit and incentive plans contain various provisions regarding termination of employment or change in control. Any additional severance payments would be at the discretion of the Compensation Committee and determined at the time of termination. The following is a summary of the treatment of benefits under our benefit plans for various reasons for termination, including upon a change in control.

Generally, our benefit plans define “cause” as a violation of the standards of employee conduct set forth in our employee manual and “change in control” as the occurrence of any of the following events:

(i) Our merger, consolidation or reorganization into another entity if our stockholders immediately before such transaction do not, immediately after such transaction, own more than 50% of the combined voting power of the outstanding voting securities resulting from such transaction and in substantially the same proportion as their stock ownership prior to the transaction;

(ii) We sell all or substantially all of our assets to another entity or we completely liquidate or dissolve;

(iii) A person (as defined by Section 13(d)(3) or Section 14(d)(2) of the Exchange Act) files a report with the SEC on Schedule 13D or Schedule 14D-1 disclosing its acquisition of beneficial ownership of at least 20% of our then outstanding voting securities (the threshold for amounts deposited under our SERP 2 plan on or after January 1, 2005 is 50% or 35% acquired in a single transaction or series of transactions in any 12 month period); and

(iv) We file a report or proxy statement with the SEC disclosing that a change in control has occurred or will occur in the future pursuant to any then-existing contract or transaction.

Generally, a “change in control” shall not be deemed to occur solely because we or any of our affiliates or any of our benefit plans becomes obligated to file a report with the SEC disclosing our acquisition of 20% of our own then outstanding voting securities. For purposes of calculating beneficial ownership pursuant to this paragraph, no voting securities held by our Chairman, Donald R. Horton, as of the date of the adoption of the plan in question or received in any merger transaction shall be included in the calculation.

With regard to our 2000 Restated Bonus Plan and 2008 Performance Unit Plan, the definition of “change in control” differs from the generally applicable provisions described above in two ways. It includes one additional change in control event relating to board composition and it uses a different threshold for and a different exclusion from beneficial ownership for the change in control event described in paragraph (iii) above. Specifically, under the 2000 Restated Bonus Plan and 2008 Performance Unit Plan, a “change in control” includes a change in the composition of the Board at any time such that a majority of the Board of Directors have been members of the Board for less than twenty-four months without the approval of at least a majority (but no less than three) of the directors still in office who were also directors at the beginning of the period. Additionally, under the 2000 Restated Bonus Plan and the 2008 Performance Unit Plan, the threshold for a person’s acquisition of beneficial ownership to trigger a “change in control” event is 50%, and this definition explicitly excludes from the group of persons that may trigger this change in control the Company, Donald R. Horton, Terrill J. Horton, their respective wives, children, grandchildren, and other descendants, and any trust or other entity formed or controlled by any such individuals.

2006 Stock Incentive Plan and the 1991 Stock Incentive Plan

Our D.R. Horton 2006 Stock Incentive Plan and 1991 Stock Incentive Plan plans provide for accelerated vesting of all outstanding unvested options granted under the plans in the event of a change in control or in the event of a participant’s death, disability or retirement at the retirement age specified in the plan and the participant or his or her beneficiary, as applicable, will be entitled to exercise such options for a period of one year in the event of retirement or two years in the event of death or disability. In the event the participant’s employment is terminated by the Company without cause or by the participant voluntarily, the participant will be entitled to exercise any options vested as of the date of termination for a period of three months following such termination. If the participant is terminated by the Company for cause, all options will immediately terminate and the participant will forfeit all vested options.

Amended and Restated Supplemental Executive Retirement Plan No. 2 (SERP 2)

Under our Amended and Restated Supplemental Executive Retirement Plan No. 2 (“SERP 2”), all amounts deferred shall be paid (either in lump sum or in quarterly installments as elected by participant) within 60 days following the date of the participant’s termination of employment, disability, death or change in control of the Company; provided, however, “specified employees,” as such term is defined in Section 409A of the Internal Revenue Code, must wait six months following termination of employment before payments accrued on or after January 1, 2005 can be made or commence. In the event the Company terminates a participant for cause, all benefits under the SERP 2 will be forfeited and no payments will be made to the participant.

In the event of a change in control, all amounts deferred shall be paid (in accordance with the participant’s election) within 60 days following the date of the change in control.

Notwithstanding the foregoing, a participant’s election as to form of payment (lump sum or installment) must have been made at least 12 months prior to distribution. If a termination event occurs and no election has been made, the distributions of pre-2005 accruals will be made or commence on the first day of the 13th month following the date of election, and the distribution of post-2004 accruals will be made in a lump sum upon termination of employment (or six months later for specified employees).

Table

The following table reflects amounts of compensation to be paid to each of the named executive officers in the event of termination of employment or change in control. Because neither the Company nor any of its plans provides for additional benefits related to a change in control termination, if such a termination is triggered, the payments would be as set forth under the applicable column under Termination of Employment.

The amounts in the table assume a termination date of September 30, 2009, the last day of our fiscal year, and, if applicable, are based on the closing price of our common stock of $11.41 on September 30, 2009. Because none of our named executive officers in office on September 30, 2009 would have been at the normal retirement age (65 years old) on such date under any of our applicable plans, we do not include amounts payable upon normal retirement.

These amounts are estimates of payments to executives upon termination of employment or a change in control. Actual amounts can only be determined at the time of such executive’s actual separation from the Company or change in control. Factors that could affect these amounts include the timing during the year of any such event, the company’s stock price and the executive’s age. Amounts to be provided to an executive under arrangements that do not discriminate in scope, terms or operation in favor of our executive officers and are available to all salaried employees are not included in the following table in accordance with SEC regulations.

In addition to the amounts set forth below, each of the named executive officers would be entitled to receive, upon certain termination events or a change in control, a distribution of his or her outstanding balance of compensation earned in prior years and deferred, at the executive officer’s option, under our Deferred Compensation Plan. The balances of such accounts are set forth and explained in the “Nonqualified Deferred Compensation” table on page 40.

Potential Payments Upon Termination or Change in Control

		Termination of Employment
			Normal	Without		Death or	Change in
		Voluntary	Retirement	Cause	With Cause	Disability	Control
Name	Payments and Benefits	($)	($)(5)	($)	($)	($)	($)

Donald R. Horton	Severance Pay:
	Cash	—	—	—	—	—	—
	Equity	—	—	—	—	—	—
	Annual Bonus:
	First Cash Component(1)	—	—	—	—	—	—
	Second Cash Component(2)	2,000,000	—	—	—	2,000,000	2,000,000
	Performance Units(3)	6,534,764	—	—	—	6,534,764	6,534,764
	Vesting of Equity Awards:
	Stock Options	—	—	—	—	714,000	714,000
	Payments of SERP 2 Contributions	1,113,786	—	1,113,786	—	1,113,786	1,113,786
	Health Benefits(4)	517,023	—	517,023	517,023	517,023	517,023

	Total	10,165,573	—	1,630,809	517,023	10,879,573	10,879,573

Donald J. Tomnitz	Severance Pay:
	Cash	—	—	—	—	—	—
	Equity	—	—	—	—	—	—
	Annual Bonus:
	First Cash Component(1)	—	—	—	—	—	—
	Second Cash Component(2)	2,000,000	—	—	—	2,000,000	2,000,000
	Performance Units(3)	4,719,518	—	—	—	4,719,518	4,719,518
	Vesting of Equity Awards:
	Stock Options	—	—	—	—	476,000	476,000
	Payments of SERP 2 Contributions	808,984	—	808,984	—	808,984	808,984
	Health Benefits(4)	523,371	—	523,371	523,371	523,371	523,371

	Total	8,051,873	—	1,332,355	523,371	8,527,873	8,527,873

Bill W. Wheat	Severance Pay:
	Cash	—	—	—	—	—	—
	Equity	—	—	—	—	—	—
	Vesting of Equity Awards:
	Stock Options	—	—	—	—	339,257	339,257
	Payments of SERP 2 Contributions	221,020	—	221,020	—	221,020	221,020

	Total	221,020	—	221,020	—	560,277	560,277

Stacey H. Dwyer	Severance Pay:
	Cash	—	—	—	—	—	—
	Equity	—	—	—	—	—	—
	Vesting of Equity Awards:
	Stock Options	—	—	—	—	381,875	381,875
	Payments of SERP 2 Contributions	224,008	—	224,008	—	224,008	224,008

	Total	224,008	—	224,008	—	605,883	605,883

(1)	Under the 2000 Restated Bonus Plan, Messrs. Horton and Tomnitz would have been entitled to receive the adjusted pre-tax income performance bonus earned during the fourth quarter of fiscal 2009 in the event of retirement, voluntary resignation or change in control occurring on September 30, 2009. However, no bonus was earned for the fourth quarter under the First Cash Component so no amount is listed.

(2)	Under the 2000 Restated Bonus Plan, Messrs. Horton and Tomnitz each were paid a $2 million bonus under the Second Cash and Equity Component for the period ended September 30, 2009 as approved the Compensation Committee. Had an event listed in the table occurred at September 30, 2009, assuming the Compensation Committee made the same determination on September 30, 2009 as it did on November 18, 2009, Messrs. Horton and Tomnitz would have been entitled to the amount listed in the table.

(3)	Under the 2008 Performance Unit Plan, Messrs. Horton and Tomnitz have been awarded performance units for the performance period of (i) January 1, 2008 through September 30, 2010 and (ii) January 1, 2009 through September 30, 2011. If any of the listed events had occurred at September 30, 2009, each of Messrs. Horton and Tomnitz would have been entitled to the payout on the performance units in the amounts listed in the table. However, prior to paying any bonus on the performance units, the Compensation Committee, at its discretion, could adjust downward the amount awarded or earned on any performance goal on the performance units.

The method used in determining the value in the table is the same method used in valuing these performance units. Assumptions we used include a performance ranking at the “175% of target” level for each of the two performance goals and a stock price of $11.41, the closing price of the Company’s common stock at September 30, 2009. The ultimate value of the performance units will depend upon the price of our common stock and the final performance rankings.

(4)	Amount represents the net present value of providing post-termination health benefits over the assumed future period of the benefit for employee and dependents at the coverage levels currently being provided under the Company’s health benefit plans. Assumptions used include: (i) annual cost increases of 8%, (ii) mortality rates of approximately 20 years and 24 years for Mr. Horton and his spouse, and 19 years and 22 years for Mr. Tomnitz and his spouse, (iii) four year benefit for a dependent child of Mr. Tomnitz and his spouse, and (iv) a discount rate of 6%. Such benefits are to be provided for the life of Mr. Horton and his wife, and for the life of Mr. Tomnitz and his wife, and their children who are deemed dependent under our health benefit plan.

(5)	Because none of our named executive officers would have been the normal retirement age (65 years old) under any of our applicable plans on September 30, 2009, we do not include any amounts under a normal retirement.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

We have a written Corporate Code of Business Conduct and Ethics. It requires that all directors and employees are expected to avoid relationships that present a potential or actual conflict between his or her personal interest and the interest of the Company. We generally review related-party transactions regarding our directors and executive officers in a similar manner as we review relationships that may give rise to a conflicts of interest, provided there may be certain related-party transactions that may be ratified or approved. Generally, a “conflict of interest” exists whenever an individual’s personal or private interests interfere or conflict in any way with the interests of the Company. A conflict situation can arise when a director or employee takes action or has personal interests that may make it difficult to perform Company work or make Company decisions objectively or effectively. Conflicts of interest may also arise when a director or employee, or member of his or her immediate family receives improper personal benefits as a result of his or her position with the Company, whether received from the Company or a third party.

In order to avoid conflicts of interest, or an improper related-party transaction, each director or executive officer must disclose to the Company’s Chief Legal Officer any transaction or relationship that reasonably could be expected to give rise to a conflict of interest or related-party transaction. The Chief Legal Officer and Corporate Compliance Officer then review the situation or transaction, and if necessary, report the situation or transaction to the chairman of the Audit Committee. If it is determined that ratification or approval is necessary, the Audit Committee would be required to ratify or approve the relationship or transaction.

OTHER TRANSACTIONS

On the effective date of the 1998 merger between D.R. Horton and Continental Homes Holding Corp., Bradley S. Anderson, a former director of Continental, was elected a director of D.R. Horton. In connection with the merger, D.R. Horton agreed to indemnify Mr. Anderson, along with the other former Continental directors, in connection with their prior service as directors or executive officers of Continental.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During our fiscal year ended September 30, 2009, D.R. Horton’s Compensation Committee was composed of Bradley S. Anderson, Michael R. Buchanan, Michael W. Hewatt and Bob G. Scott, with Mr. Anderson serving as its Chairperson. None of the members of the Compensation Committee has served D.R. Horton in any capacity other than as a member of the board or a member of a committee thereof. In 1998, Mr. Anderson was a beneficiary of an indemnification arrangement with the Company as described in the paragraph above.

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

PricewaterhouseCoopers LLP, D.R. Horton’s independent auditor for the fiscal year ended September 30, 2009, has been engaged by the Audit Committee to continue to serve through our fiscal year ending September 30, 2010. A representative of PricewaterhouseCoopers LLP is expected to be present at the 2010 Annual Meeting and will have an opportunity to make a statement and to respond to appropriate questions from stockholders.

Audit Fees and All Other Fees

The following table shows the fees paid or accrued by the Company for the audit and other services provided by PricewaterhouseCoopers LLP for fiscal years ended September 30, 2008 and September 30, 2009.

	September 30,
Fees	2008	2009

Audit fees	$1,030,000	$1,369,000
Audit-related fees(1)	80,000	24,500
Tax fees	0	0
All other fees	0	0

Total(2)	$1,110,000	$1,393,500

(1)	Related primarily to audits of employee benefit plans.

(2)	Of the fees listed above, approved by the Audit Committee, none were approved based on waiver of pre-approval under Rule 2-01(c)(7)(i)(C) of Regulation S-X.

2008 Change in Independent Auditor

Dismissal of previous independent registered public accounting firm:

During our 2008 fiscal year, as a result of a competitive request for proposal process undertaken by the Audit Committee, the Audit Committee determined to dismiss Ernst & Young LLP as our independent registered public accounting firm. The decision to change the Company’s principal independent accountants was approved by the Audit Committee on June 5, 2008.

The two most recent reports of Ernst & Young LLP on the consolidated financial statements of the Company as of and for the fiscal years ended September 30, 2006 and September 30, 2007 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principle.

During the fiscal years ended September 30, 2006 and September 30, 2007 and the subsequent period through June 5, 2008, there were no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Ernst & Young LLP, would have caused them to make reference thereto in Ernst & Young LLP’s reports on the financial statements of the Company for such fiscal years, nor were there any “reportable events” (as defined in Regulation S-K Item 304(a)(1)(v)).

Engagement of new independent registered public accounting firm:

On June 5, 2008, the Audit Committee approved the engagement of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for the Company’s fiscal year ending September 30, 2008. The decision to change the Company’s principal independent accountants was the result of a competitive request for proposal process undertaken by the Audit Committee.

During the fiscal years ended September 30, 2006 and September 30, 2007 and the subsequent period through June 5, 2008, the Company did not consult with PricewaterhouseCoopers LLP regarding either:

(i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, nor did PricewaterhouseCoopers LLP provide written or oral advice to the Company that PricewaterhouseCoopers LLP concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

(ii) any matter that was either the subject of a “disagreement” (as defined in Regulation S-K Item 304(a)(1)(iv) and the related instructions), or a “reportable event” (as defined in Item 304(a)(1)(v) of Regulation S-K).

Letter of Ernst & Young LLP:

The Company provided Ernst & Young LLP with a copy of a Current Report on Form 8-K (the “Form 8-K”), which was later filed with the U.S. Securities and Exchange Commission on June 10, 2008, and requested that Ernst & Young LLP furnish the Company with a letter addressed to the U.S. Securities and Exchange Commission stating whether Ernst & Young LLP agreed with the disclosure contained in the Form 8-K or, if not, stating the respects in which it did not agree. The Company received the requested letter from Ernst & Young LLP and a copy of Ernst & Young LLP’s letter is filed as Exhibit 16.1 to the Form 8-K and such letter is incorporated by reference herein.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services

The Audit Committee has responsibility for appointing, setting compensation and overseeing the work of the independent auditor. In recognition of this responsibility, the Audit Committee has established a policy to pre-approve audit and permissible non-audit services provided by the independent auditor.

In connection with the engagement of the independent auditor for fiscal 2010, the Audit Committee pre-approved the services listed below by category of service, including the pre-approval of fee limits. The Audit Committee’s pre-approval process by category of service also includes a review of specific services to be performed and fees expected to be incurred within each category of service. The term of any pre-approval is 12 months from the date of the pre-approval, unless the Audit Committee specifically provides for a different period. During fiscal 2010, circumstances may arise when it may become necessary to engage the independent auditor for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires separate pre-approval before engaging the independent auditor.

The services pre-approved by the Audit Committee, which may be performed by our auditor during our fiscal year 2010, include the following:

Audit Services include audit work performed in the preparation of financial statements (including quarterly reviews), as well as work that generally only the independent auditor can reasonably be expected to provide, including comfort letters, statutory audits, and attest services and consultation regarding financial accounting and/or reporting standards.

Audit-Related Services are for assurance and related services that are traditionally performed by the independent auditor, including due diligence related to mergers and acquisitions, employee benefit plan audits, and special procedures required to meet certain regulatory requirements.

Tax Services include all services performed by the independent auditor’s tax personnel except those services specifically related to the audit of the financial statements, and include fees in the areas of tax compliance, tax planning, and tax advice.

All Other Fees are those associated with permitted services not included in the other categories. The Company generally does not request such services from the independent auditor.

The Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee may not otherwise delegate its responsibilities to pre-approve services performed by the independent auditor to management.

Audit Committee Report

The Audit Committee has reviewed and discussed with management D.R. Horton’s audited consolidated financial statements for the fiscal year ended September 30, 2009. Further, the Audit Committee has discussed with D.R. Horton’s independent auditor the matters required to be discussed by Auditing Standards Board Statement on Auditing Standards No. 61, as amended or supplemented, including D.R. Horton’s audited consolidated financial statements for the fiscal year ended September 30, 2009, the auditor’s responsibility under generally accepted auditing standards, significant accounting policies, management’s judgments and accounting estimates, any audit adjustments, other information in documents containing audited financial statements and other matters. Finally, the Audit Committee has received and reviewed the written disclosures and the letter from the independent auditor required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed the auditor’s independence with the auditor.

Based on its review and discussion described above, the Audit Committee has recommended to the Board of Directors that the audited consolidated financial statements for fiscal 2009 be included in D.R. Horton’s Annual Report on Form 10-K for the fiscal year ended September 30, 2009. Further, the Audit Committee approved the engagement of PricewaterhouseCoopers LLP as D.R. Horton’s independent auditor for the fiscal year ending September 30, 2010.

AUDIT COMMITTEE:

Michael W. Hewatt, Committee Chairman

Bradley S. Anderson

Michael R. Buchanan

Bob G. Scott

PROPOSAL TWO

APPROVAL OF THE SECTION 382 RIGHTS AGREEMENT

Our Board of Directors is asking stockholders to approve the Section 382 Rights Agreement adopted by the Board on August 19, 2009 (the “Rights Agreement”). If our stockholders do not approve the Rights Agreement by August 19, 2010, the Rights Agreement will automatically expire on that date.

Background and Reasons for the Proposal

The Rights Agreement is intended to protect stockholder value by attempting to diminish the risk that utilization of our net operating loss carryforwards, net unrealized built-in loss (collectively, the “Tax Losses”) and minimum tax credit carryforwards (“Tax Credits”) may become limited. Our net unrealized built-in loss results from unsold inventory that has been previously written down for financial statement purposes, and it can be utilized to the extent losses are realized on the future sale of such inventory. Accordingly, our usage of net unrealized built-in loss in Tax Losses assumes our net unrealized built-in loss becomes realized. Under the Internal Revenue Code and applicable Treasury Regulations, we may use these Tax Losses and Tax Credits to offset future tax obligations arising from future taxable income. Net operating losses, including those arising from built in losses (“NOLs”), can be carried forward and used to offset future taxable income for up to 20 years and minimum tax credit carryforwards can be carried forward and used indefinitely to offset regular tax in excess of alternative minimum tax. We estimate that the amount of our net operating loss carryforwards was $422 million, the amount of our unrealized built-in loss was $500 million, and the amount of our minimum tax credit carryforwards was approximately $48 million, as of September 30, 2009. In our Proxy Statement, we refer to the Tax Losses and Tax Credits as our tax attributes.

The benefit of the Tax Losses and Tax Credits to us may be limited, and the timing of the use of the Tax Losses and Tax Credits could be delayed, if we were to experience an “ownership change” as defined in Section 382 of the Internal Revenue Code and applicable Treasury Regulations (“Section 382”). Section 382 would impose an annual limit on the amount of the Tax Losses and Tax Credits we could use to reduce future income tax obligations subsequent to the “ownership change.” The annual limit is obtained by multiplying (i) the aggregate value of our outstanding equity immediately prior to the “ownership change” (reduced by certain capital contributions made during the immediately preceding two years and certain other items) by (ii) the federal long-term tax-exempt interest rate in effect for the month of the “ownership change.” In calculating this annual limit, numerous special rules and limitations apply, including provisions relating to “built-in gains and losses.” Any such limitation could impair the value of the asset represented by our available Tax Losses and Tax Credits.

If we were to generate taxable income in excess of the Section 382 limitation following a Section 382 “ownership change,” we would not be able to offset the excess income with the Tax Losses or fully utilize our Tax Credits, thereby resulting in additional cash taxes. Although any Tax Losses and Tax Credits not used as a result of any Section 382 limitation would remain available to offset income tax obligations in future years (again, subject to the Section 382 limitation, and with respect to the NOL portion, until the NOLs expire), any “ownership change” could defer the utilization of the Tax Losses and Tax Credits, accelerate payment of income taxes and cause some of the NOLs to expire unused. Because the aggregate value of our outstanding equity and the federal long-term tax-exempt interest rate can change significantly, it is impossible to predict with any accuracy the annual limitation upon the amount of our income tax obligations that could be offset by the Tax Losses and Tax Credits were an “ownership change” to occur in the future. To the extent we are unable to offset income tax obligations with the Tax Losses and Tax Credits, we would have less cash available for corporate purposes, including responding to changes in market conditions.

On November 6, 2009, the Worker, Homeownership, and Business Assistance Act of 2009 was enacted into law and amended Section 172 of the Internal Revenue Code to allow a net operating loss realized in just one of the tax years beginning or ending in calendar years 2008 or 2009 to be carried back up to five years (previously limited to a two-year carryback). We are evaluating the impact of this legislative change on the utilization of our net operating loss carryforwards and minimum tax credit carryforwards. If we were to elect to carryback our fiscal 2009 net operating loss carryforward and minimum tax credit carryforward, the Tax Losses and Tax Credits discussed in this section would relate only to the estimated net unrealized built-in loss.

Section 382 Ownership Calculations

An “ownership change” can occur through one or more acquisitions or dispositions (including normal market trading) of our common stock if the result of such acquisitions or dispositions is that the percentage of our outstanding common stock held by stockholders or groups of stockholders who own or are deemed to own directly or indirectly 5% or more of our common stock is more than 50 percentage points higher than the lowest percentage of our outstanding common stock owned by such stockholders or group of stockholders within the prior three-year period. The amount of the change in the percentage of stock ownership of each 5-percent stockholder is computed separately and then the changes in the percentage of stock ownership of all 5-percent stockholders are netted together, and an “ownership change” occurs if the aggregate increase in percentage ownership by all such 5-percent stockholders exceeds 50 percentage points.

For example, if a single investor acquired 50.1% of our common stock in a three-year period, an “ownership change” would occur. Similarly, if ten persons, none of whom previously owned our common stock, each acquired slightly over 5% of our common stock within a three-year period (so that such persons owned, in the aggregate, more than 50%), an “ownership change” would occur.

In determining whether an “ownership change” has occurred, the rules of Section 382 are very complex, and are beyond the scope of this summary discussion. Some of the factors that must be considered in making a Section 382 “ownership change” calculation include the following:

•	All holders who each own less than 5% of a company’s common stock are generally (but not always) aggregated into one or more “public groups” treated as a single 5-percent stockholder. Transactions in the public markets among stockholders who are not 5-percent stockholders are generally (but not always) treated as occurring within one of these public groups, and therefore do not cause any change in ownership by 5-percent stockholders because the resulting increase in ownership of one or more stockholders within the public group is offset by the decrease in ownership by one or more stockholders within the public group.

•	There are several other rules regarding the aggregation and segregation of stockholders who otherwise do not qualify as 5-percent stockholders, including a rule that treats a less than 5-percent stockholder as a 5-percent stockholder under certain circumstances, and a rule that treats persons acting in concert in certain ways as a single stockholder.

•	Acquisitions by a person that cause that person to become a 5-percent stockholder generally result in a 5 percentage point (or more) change in ownership, regardless of the size of the final purchase that caused the 5% threshold to be exceeded.

•	The determination of a particular stockholder’s ownership level may be affected by certain constructive ownership rules, which generally attribute ownership of stock owned by estates, trusts, corporations, partnerships or other entities to the ultimate indirect individual owner thereof, or to related individuals. Special rules can result in treating options (including warrants) or other similar interests as if they had been exercised if such treatment would result in an “ownership change.”

•	The redemption or buyback of shares by an issuer will increase the ownership of any 5-percent stockholders (including groups of stockholders who are not themselves 5-percent stockholders) and can contribute to an “ownership change.” In addition, it is possible that a redemption or buyback of shares could cause a holder of less than 5% of our common stock to become a 5-percent stockholder, resulting in a 5 percentage point (or more) change in ownership.

We believe that we have not experienced an “ownership change” as of September 30, 2009; however, the amount by which our ownership may change in the future is uncertain.

Description of the Rights Agreement

The following description of the Rights Agreement is qualified in its entirety by reference to the text of the Rights Agreement, which is attached to this Proxy Statement as Appendix A. We urge you to read carefully the Rights Agreement in its entirety as the discussion below is only a summary.

The Rights Agreement is intended to act as a deterrent to any person acquiring beneficial ownership of 4.9% or more of our outstanding common stock within the meaning of Section 382 (an “Acquiring Person”) without the approval of our Board of Directors. Stockholders who beneficially owned 4.9% or more of our outstanding common stock as of the close of business on August 19, 2009 will not become an “Acquiring Person” so long as they do not acquire any additional shares of our common stock at a time when they still beneficially own 4.9% or more of our common stock. In addition, our Board may, in its sole discretion, exempt any person or group from being deemed an Acquiring Person for purposes of the Rights Agreement.

The Rights.  On August 19, 2009, our Board of Directors authorized the issuance of one right per each outstanding share of our common stock payable to our stockholders of record as of August 31, 2009, and the rights were issued on August 31, 2009. Subject to the terms, provisions and conditions of the Rights Agreement, if the rights become exercisable, each right would initially represent the right to purchase from us one ten-thousandth of a share of our Series A Junior Participating Preferred Stock, par value $0.10 per share (the “Series A Preferred Stock”), for a purchase price of $80.00 (the “Purchase Price”). If issued, each fractional share of Series A Preferred Stock would give the stockholder approximately the same dividend, voting and liquidation rights as does one share of our common stock. However, prior to exercise, a right does not give its holder any rights as a stockholder of the Company, including any dividend, voting or liquidation rights.

Initial Exercisability.  The rights are not exercisable until the earlier of (i) ten business days after a public announcement that a person has become an Acquiring Person and (ii) ten business days after the commencement of a tender or exchange offer by or on behalf of a person that, if completed, would result in such person becoming an Acquiring Person. We refer to the date that the rights become exercisable as the “Distribution Date.”

Until the Distribution Date, our common stock certificates or the ownership statements issued with respect to uncertificated shares of common stock will evidence the rights and will contain a notation to that effect. Any transfer of shares of common stock prior to the Distribution Date will constitute a transfer of the associated rights. After the Distribution Date, separate rights certificates will be issued and the rights may be transferred apart from the transfer of the underlying shares of common stock, unless and until our Board of Directors has determined to effect an exchange pursuant to the Rights Agreement (as described below).

Flip-In Event.  In the event that a person becomes an Acquiring Person, each holder of a right, other than rights that are or, under certain circumstances, were beneficially owned by the Acquiring Person (which will thereupon become void), will thereafter have the right to receive upon exercise of a right and payment of the Purchase Price, a number of shares of common stock having a market value of two times the Purchase Price. However, rights are not exercisable following the occurrence of a person becoming an Acquiring Person until such time as the rights are no longer redeemable by the Company (as described below).

Exempt Persons and Exempt Transactions.  Our Board of Directors recognizes that there may be instances when an acquisition of shares of our common stock that would cause a stockholder to become an Acquiring Person may not jeopardize or endanger in any material respect the availability of the Tax Losses and Tax Credits to us. Accordingly, the Rights Agreement grants discretion to our Board to designate a person as an “Exempt Person” or to designate a transaction involving shares of our common stock as an “Exempt Transaction.” An “Exempt Person” cannot become an Acquiring Person and an “Exempt Transaction” cannot result in a person becoming an Acquiring Person. Our Board can revoke an “Exempt Person” designation on a prospective basis if it makes a contrary determination regarding whether a person jeopardizes or endangers in any material respect the availability of the Tax Losses and Tax Credits to us. We believe that we currently have two 5-percent stockholders (within the meaning of Section 382) and our Board has designated each such stockholder as an “Exempt Person.”

Redemption.  At any time until ten calendar days following the first date of public announcement that a person has become an Acquiring Person, our Board of Directors may redeem the rights in whole, but not in part, at a price of $0.00001 per right (the “Redemption Price”). The redemption of the rights may be made effective at such time, on such basis and with such conditions as our Board in its sole discretion may establish. Immediately upon any redemption of the rights, the right to exercise the rights will terminate and the only right of the holders of rights will be to receive the Redemption Price.

Exchange.  At any time after a person becomes an Acquiring Person, our Board of Directors may exchange the rights (other than rights that have become void), in whole or in part, at an exchange ratio of one share of common stock, or a fractional share of Series A Preferred Stock (or of a share of a similar class or series of our preferred stock having similar rights, preferences and privileges) of equivalent value, per right (subject to adjustment). Immediately upon an exchange of any rights, the right to exercise such rights will terminate and the only right of the holders of rights will be to receive the number of shares of common stock (or fractional share of Series A Preferred Stock or of a share of a similar class or series of our preferred stock having similar rights, preferences and privileges) equal to the number of such rights held by such holder multiplied by the exchange ratio.

Expiration.  The rights and the Rights Agreement will expire on the earliest of (i) August 19, 2019, (ii) the time at which the rights are redeemed pursuant to the Rights Agreement, (iii) the time at which the rights are exchanged in full pursuant to the Rights Agreement, (iv) the effective date of the repeal of Section 382, or any successor provision or replacement provision, if our Board of Directors determines that the Rights Agreement is no longer necessary for the preservation of tax benefits, (v) the beginning of a taxable year of the Company for which our Board determines that we have or will have no tax benefits and (vi) August 19, 2010 if stockholder approval of the Rights Agreement has not been obtained.

Anti-Dilution Provisions.  Our Board of Directors may adjust the Purchase Price of the Series A Preferred Stock, the number of Series A Preferred Stock issuable and the number of outstanding rights to prevent dilution that may occur as a result of certain events, including among others, a stock dividend, a stock split or a reclassification of the Series A Preferred Stock or of our common stock. With certain exceptions, no adjustments to the Purchase Price will be required until cumulative adjustments amount to at least 1% of the Purchase Price.

Amendments.  For so long as the rights are redeemable, our Board of Directors may supplement or amend any provision of the Rights Agreement in any respect without the approval of the holders of the rights. From and after the time the rights are no longer redeemable, our Board may supplement or amend the Rights Agreement only to cure an ambiguity, to alter time period provisions, to correct inconsistent provisions, or to make any additional changes to the Rights Agreement that it may deem necessary or desirable, but only to the extent that those changes do not impair or adversely affect any rights holder (other than an Acquiring Person or certain related parties) and do not result in the rights again becoming redeemable or the Rights Agreement again becoming amendable other than in accordance with this sentence.

Certain Considerations Relating to the Rights Agreement

Our Board of Directors believes that attempting to protect the tax attributes described above is in the Company’s and our stockholders’ best interests. Nonetheless, we cannot eliminate the possibility that an “ownership change” will occur even if the Rights Agreement is approved. You should consider the factors below when making your decision.

Future Use and Amount of the Tax Losses and Tax Credits is Uncertain.  Our use of the Tax Losses and Tax Credits depends on our ability to generate taxable income in the future. We cannot assure you whether we will have taxable income in any applicable period or, if we do, whether such income or the Tax Losses at such time will exceed any potential Section 382 limitation.

Potential Challenge to the Tax Losses and Tax Credits.  The amount of the Tax Losses and Tax Credits has not been audited or otherwise validated by the Internal Revenue Service (the “IRS”). The IRS could challenge the amount of the Tax Losses or Tax Credits, which could result in an increase in our liability in the future for income taxes. In addition, determining whether an “ownership change” has occurred is subject to uncertainty, both because of the complexity and ambiguity of the Section 382 provisions and because of limitations on the knowledge that any publicly traded company can have about the ownership of, and transactions in, its securities on a timely basis. Therefore, we cannot assure you that the IRS or other taxing authority will not claim that we experienced an “ownership change” and attempt to reduce the benefit of the Tax Losses or Tax Credits even if the Rights Agreement is in place.

Continued Risk of Ownership Change.  Although the Rights Agreement is intended to diminish the likelihood of an “ownership change,” we cannot assure you that it will be effective. The amount by which our ownership may change in the future could, for example, be affected by purchases and sales of stock by 5-percent stockholders and the conversion of our outstanding convertible senior notes, over which we have no control, and new issuances of stock by us, should we choose to do so.

Potential Effects on Liquidity.  The Rights Agreement is intended to deter persons or groups of persons from acquiring beneficial ownership of shares of our common stock in excess of the specified limitations. A stockholder’s ability to dispose of our common stock may be limited if the Rights Agreement reduces the number of persons willing to acquire our common stock or the amount they are willing to acquire.

Potential Impact on Value.  The Rights Agreement could negatively impact the value of our common stock by deterring persons or groups of persons from acquiring shares of our common stock, including in acquisitions for which some stockholders might receive a premium above market value.

Anti-Takeover Effect.  Our Board of Directors adopted the Rights Agreement to diminish the risk that our ability to use the Tax Losses and Tax Credits to reduce potential federal income tax obligations becomes limited. Nonetheless, the Rights Agreement may have an “anti-takeover effect” because it will deter a person or group of persons from acquiring beneficial ownership of 4.9% or more of our common stock or, in the case of persons or persons that already own 4.9% or more of our common stock, from acquiring any additional shares of our common stock. The Rights Agreement could discourage or prevent a merger, tender offer, proxy contest or accumulations of substantial blocks of shares.

The Board of Directors Unanimously Recommends that Stockholders Vote “FOR” the Approval of the Section 382 Rights Agreement.

PROPOSAL THREE

RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed PricewaterhouseCoopers LLP as our independent registered public accounting firm to audit our consolidated financial statements for our fiscal year ending September 30, 2010. During fiscal 2009, PricewaterhouseCoopers LLP served as our independent registered public accounting firm and also provided certain other audit-related services, as further discussed above under the heading “Audit Fees and All Other Fees” on page 47. A representative of PricewaterhouseCoopers LLP is expected to attend the Annual Meeting, be available to respond to appropriate questions and, if he or she desires, make a statement.

Although we are not required to do so, we are seeking stockholder ratification of PricewaterhouseCoopers LLP’s appointment as our independent registered public accounting firm. If PricewaterhouseCoopers LLP’s appointment is not ratified, the Audit Committee will reconsider whether to retain PricewaterhouseCoopers LLP, but still may retain them. Even if the appointment of PricewaterhouseCoopers LLP is ratified, the Audit Committee, in its discretion, may change the appointment at any time during the year if it determines that such a change would be in our and our stockholders’ best interests.

Vote Required

Approval of the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for our fiscal year ending September 30, 2010 requires the affirmative vote of the majority of shares of common stock present or represented, and entitled to vote thereon, at the Annual Meeting.

The Board of Directors Unanimously Recommends that Stockholders Vote “FOR” the Ratification of the
Appointment of PricewaterhouseCoopers LLP as our Independent Registered Public Accounting Firm for our Fiscal Year Ending September 30, 2010.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires D.R. Horton’s directors, certain of its officers, and persons who own more than 10% of a registered class of D.R. Horton’s equity securities to file reports of ownership and changes in ownership with the SEC. Such officers, directors and greater than 10% stockholders are required by SEC regulations to furnish D.R. Horton with copies of all forms they file pursuant to Section 16(a). Based solely on its review of the copies of such forms received by it and on written representations from certain reporting persons that no Form 5 reports were required for those persons, D.R. Horton believes that all filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with during the year ended September 30, 2009.

STOCKHOLDER PROPOSALS FOR 2011 ANNUAL MEETING

Any stockholder who intends to present a proposal for action at D.R. Horton’s 2011 Annual Meeting of Stockholders and to have D.R. Horton include such proposal in its proxy soliciting materials pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, must deliver a copy of the proposal to D.R. Horton not later than August 17, 2010.

In addition, apart from the Rule 14a-8 process as described below, the Bylaws of D.R. Horton provide that any stockholder intending to propose any business at our 2011 Annual Meeting must submit written notice of that proposal in a timely manner to a Corporate Counsel of D.R. Horton in order for such proposal to be acted upon at the meeting of stockholders. To be timely, a stockholder’s notice must be delivered to, or mailed and received at, the principal executive offices of D.R. Horton not later than the close of business on the 90th calendar day or earlier than the close of business on the 120th calendar day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is changed by more than 30 calendar days from the anniversary date of the previous year’s meeting, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th calendar day prior to such meeting and not later than the close of business on the later of the 90th calendar day prior to such meeting or the 10th calendar day following the day on which public disclosure of the date of such meeting is made. In no event shall public disclosure of an adjournment or postponement of an annual meeting commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above. The notice must include the information specified in our Bylaws, including information concerning the nominee or the proposal, and the stockholder and the beneficial owner, as the case may be. We will not entertain any such proposals at the annual meeting that do not meet the requirements set forth in our Bylaws. The Bylaws provide that the foregoing notice requirements do not apply to a proposal proposed to be made by a stockholder if the stockholder has notified the Company of his or her intention to present a proposal at the 2011 annual meeting pursuant to and in compliance with Rule 14a-8, or any other rule promulgated under Section 14 of the Exchange Act and such proposal is included in the Company’s proxy statement for such annual meeting.

REQUESTING DOCUMENTS FROM THE COMPANY

On our website, at www.drhorton.com, under the Investor Relations and Corporate Governance links, you will find the following: (i) Corporate Governance Principles, (ii) Audit Committee Charter, (iii) Compensation Committee Charter, (iv) Nominating and Governance Committee Charter, (v) Code of Ethical Conduct for the CEO, CFO, and Senior Financial Officers, (vi) Complaint Procedures for Accounting, Internal Control, Auditing and Financial Matters and Complaint Procedures for Employee Matters, and (vii) Corporate Code of Business Conduct and Ethics for Employees and Directors. You may obtain a copy of any of these documents at no charge through our website or by contacting us for a printed set. You may contact us for these purposes at: Attention Corporate Counsel, D.R. Horton, Inc., 301 Commerce Street, Suite 500, Fort Worth, TX 76102, (817) 390-8200 or e-mail: tbmontano@drhorton.com.

OTHER MATTERS

Management knows of no other matters to be voted upon at the 2010 Annual Meeting. If any other matter is properly brought before the 2010 Annual Meeting, it is the intention of the persons named as proxies in the form of proxy to vote in their discretion upon such matters in accordance with their judgment. The persons named as proxies are Donald R. Horton, Chairman, Donald J. Tomnitz, Vice Chairman, President and Chief Executive Officer, and Bill W. Wheat, Executive Vice President and Chief Financial Officer.

You are urged to sign, date and return the enclosed proxy in the envelope provided. No postage is required if the envelope is mailed from within the United States. If you subsequently decide to attend the Annual Meeting and wish to vote your shares in person, you may do so. Your cooperation in giving this matter your prompt attention is appreciated.

By Order of the Board of Directors,

THOMAS B. MONTANO
Vice President and Assistant Secretary

Fort Worth, Texas
December 15, 2009

Appendix A

SECTION 382 RIGHTS AGREEMENT
between
D.R. HORTON, INC.
and
AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC,
as Rights Agent
Dated as of August 19, 2009

EXHIBITS

Exhibit A:	Form of Certificate of Designation, Preferences and Rights of Series A Junior Participating Preferred Stock	A-A-1
Exhibit B:	Form of Rights Certificate	A-B-1
Exhibit C:	Summary of Rights	A-C-1

A-i

SECTION 382 RIGHTS AGREEMENT

SECTION 382 RIGHTS AGREEMENT, dated as of August 19, 2009 (the “Agreement”), between D.R. Horton, Inc., a Delaware corporation (the “Company”), and American Stock Transfer & Trust Company, LLC (the “Rights Agent”).

WITNESSETH

WHEREAS, on August 19, 2009 (the “Rights Dividend Declaration Date”), the Board (as hereinafter defined) authorized and declared a dividend distribution of one right (a ‘‘Right”) for each share of common stock, par value $0.01 per share, of the Company (the ‘‘Common Stock”) outstanding at the Close of Business (as hereinafter defined) on August 31, 2009 (the “Record Date”), each Right initially representing the right to purchase one ten-thousandth of a share of Preferred Stock (as hereinafter defined) of the Company, upon the terms and subject to the conditions hereinafter set forth, and further authorized and directed the issuance of one Right (subject to adjustment as provided herein) with respect to each share of Common Stock issued or delivered by the Company after the Record Date but prior to the earlier of the Distribution Date (as hereinafter defined) and the Expiration Date (as hereinafter defined) or as provided in Section 21 hereof.

NOW, THEREFORE, in consideration of the mutual agreements herein set forth, the parties hereby agree as follows:

Section 1  Certain Definitions.  For purposes of this Agreement, the following terms shall have the meanings indicated:

(a) “4.9% Stockholder” shall mean a Person (other than the Company, any Related Person or any Exempt Person) who beneficially owns 4.9% or more of the Company’s then-outstanding Common Stock.

(b) “Acquiring Person” shall mean any Person (other than the Company, any Related Person or any Exempt Person) that is or has become a 4.9% Stockholder, provided, however, that any Person who would otherwise qualify as an Acquiring Person upon the execution of this Agreement or any Person who has ceased to be an Exempt Person as of a particular date by determination of the Board will not be deemed to be an “Acquiring Person” for any purpose of this Agreement on and after such date unless and until such Person acquires Beneficial Ownership of one additional share of Common Stock while the Beneficial Owner of 4.9% of more of the Company’s then-outstanding Common Stock, and provided, also, that a Person will not be deemed to have become an Acquiring Person solely as a result of (i) a reduction in the number of shares of Common Stock outstanding, (ii) the exercise of any options, warrants, rights or similar interests (including restricted stock) granted by the Company to its directors, officers and employees, (iii) any unilateral grant of any security by the Company, or (iv) an Exempt Transaction, unless and until such Person acquires Beneficial Ownership of one additional share of Common Stock while the Beneficial Owner of 4.9% of more of the Company’s then-outstanding Common Stock. The Board shall not be required to make any determination with respect to a potential Acquiring Person, including whether the potential Acquiring Person is an Exempt Person or whether the change of Beneficial Ownership of the potential Acquiring Person has resulted from an Exempt Transaction, until five Business Days after the date on which all Board members first received actual notice of the change of Beneficial Ownership at issue. Notwithstanding the foregoing, the Board may, in its sole discretion, determine that any Person shall not be deemed to be an “Acquiring Person” for any purposes of this Agreement.

(c) “Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Exchange Act as in effect on the date of this Agreement, and to the extent not included within the foregoing clause of this Section 1(c), shall also include, with respect to any Person, any other Person (other than a Related Person or an Exempt Person) whose shares of Common Stock would be deemed constructively owned by such first Person, owned by a single “entity” (as defined in Section 1.382-3(a)(1) of the Treasury Regulations) or otherwise aggregated with shares owned by such first Person pursuant to the provisions of Section 382 of the Code, or any successor provision or replacement provision, and the Treasury Regulations thereunder, provided, however, that a Person shall not be deemed to be the Affiliate or Associate of another Person solely because either or both Persons are or were directors of the Company.

(d) “Agreement” shall have the meaning set forth in the preamble of this Agreement.

(e) “Authorized Officer” shall mean the Chairman of the Board, Vice Chairman of the Board, Chief Executive Officer, President, any Executive Vice President or the Treasurer of the Company.

(f) A Person shall be deemed the “Beneficial Owner” of, shall be deemed to have “Beneficial Ownership” of and shall be deemed to “beneficially own” any securities which such Person directly owns, or would be deemed to constructively own, pursuant to Section 382 of the Code, or any successor provision or replacement provision, and the Treasury Regulations promulgated thereunder.

(g) “Board” shall mean the Board of Directors of the Company.

(h) “Business Day” shall mean any day other than a Saturday, Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

(i) “Common Stock” shall have the meaning set forth in the preamble of this Agreement.

(j) “Close of Business” on any given date shall mean 5:00 P.M., New York City time, on such date; provided, however, that if such date is not a Business Day, it shall mean 5:00 P.M., New York City time, on the next succeeding Business Day.

(k) “Code” shall mean the Internal Revenue Code of 1986, as amended.

(l) “Company” shall have the meaning set forth in the preamble of this Agreement.

(m) “Current Per Share Market Price” shall have the meaning set forth in Section 11(d)(i) or Section 11(d)(ii) hereof, as applicable.

(n) “Current Value” shall have the meaning set forth in Section 11(a)(iii) hereof.

(o) “Distribution Date” shall mean the earliest of (i) the Close of Business on the tenth Business Day after the Stock Acquisition Date and (ii) the Close of Business on the tenth Business Day (or, such later date as may be specified by the Board prior to such time as any Person becomes an Acquiring Person) after the commencement of a tender or exchange offer by or on behalf of any Person (other than the Company, any Related Person or any Exempt Person), if upon the consummation thereof such Person would become an Acquiring Person; provided, however, that if a tender or exchange offer is terminated prior to the occurrence of a Distribution Date, then no Distribution Date shall occur as a result of such tender or exchange offer.

(p) “Equivalent Preferred Stock” shall have the meaning set forth in Section 11(b) hereof.

(q) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(r) “Exchange Ratio” shall have the meaning set forth in Section 23(a) hereof.

(s) “Exempt Person” shall mean any Person (together with its Affiliates and Associates) whose status as a 4.9% Stockholder would not, as determined by the Board in its sole discretion, jeopardize or endanger in any material respect the availability to the Company of its Tax Benefits, provided, however, that, such a Person shall cease to be an Exempt Person if the Board, in its sole discretion, makes a contrary determination based on the potential effect of such Person’s status as a 4.9% Stockholder (together with all Affiliates and Associates of such Person) with respect to the availability to the Company of its Tax Benefits.

(t) “Exempt Transaction” shall mean any transaction that the Board determines, in its sole discretion, is exempt, which determination shall be irrevocable.

(u) “Expiration Date” shall mean the earliest of (i) the Final Expiration Date, (ii) the time at which the Rights are redeemed as provided in Section 22 hereof, (iii) the time at which the Rights are exchanged in full as provided in Section 23 hereof, (iv) the effective date of the repeal of Section 382 of the Code, or any successor provision or replacement provision, if the Board determines that this Agreement is no longer necessary for the preservation of Tax Benefits, (v) the beginning of a taxable year of the Company for which the Board determines that the Company has or will have no Tax Benefits and (vi) August 19, 2010 if Stockholder Approval has not been obtained.

(v) “Final Expiration Date” shall be August 19, 2019.

(w) “Ownership Statement” shall have the meaning set forth in Section 3(a) hereof.

(x) “Person” shall mean any individual, firm, corporation, partnership, limited liability company, limited liability partnership, trust or other legal entity, or any group of persons making a “coordinated acquisition” of shares or otherwise treated as an entity within the meaning of Section 1.382-3(a)(1) of the Treasury Regulations or otherwise for purposes of Section 382 of the Code, or any successor provision or replacement provision, and includes any successor (by merger or otherwise) of such individual or entity.

(y) “Preferred Stock” shall mean shares of Series A Junior Participating Preferred Stock, par value $0.10 per share, of the Company having the rights and preferences set forth in the form of Certificate of Designation, Preferences and Rights of Series A Junior Participating Preferred Stock attached hereto as Exhibit A.

(z) “Purchase Price” shall mean initially $80.00 per one ten-thousandth of a share of Preferred Stock, subject to adjustment from time to time as provided in this Agreement.

(aa) “Record Date” shall have the meaning set forth in the recitals to this Agreement.

(bb) “Redemption Price” shall mean $0.00001 per Right, subject to adjustment of the Company to reflect any stock split, stock dividend or similar transaction occurring after the date hereof.

(cc) “Related Person” shall mean (i) any Subsidiary of the Company or (ii) any employee benefit or stock ownership plan of the Company or of any Subsidiary of the Company or any entity holding shares of Common Stock for or pursuant to the terms of any such plan.

(dd) “Rights” shall have the meaning set forth in the recitals to this Agreement.

(ee) “Rights Agent” shall have the meaning set forth in the preamble of this Agreement except as otherwise provided in Section 18 and Section 20 hereof.

(ff) “Rights Certificates” shall mean certificates evidencing the Rights, in substantially the form attached hereto as Exhibit B.

(gg) “Rights Dividend Declaration Date” shall have the meaning set forth in the recitals to this Agreement.

(hh) “Section 11(a)(ii) Event” shall have the meaning set forth in Section 11(a)(ii) hereof.

(ii) “Section 11(a)(ii) Trigger Date” shall have the meaning set forth in Section 11(a)(iii) hereof.

(jj) “Securities Act” shall mean Securities Act of 1933, as amended.

(kk) “Spread” shall have the meaning set forth in Section 11(a)(iii) hereof.

(ll) “Stock Acquisition Date” shall mean the first date of public announcement (which, for purposes of this definition, shall include, without limitation, a report filed or amended pursuant to Section 13(d) or Section 13(g) under the Exchange Act) by the Company or an Acquiring Person that an Acquiring Person has become such.

(mm) “Stockholder Approval” shall mean the approval of this Agreement by the affirmative vote of a majority of all the votes cast at a duly called meeting of stockholders of the Company (or any adjournment or postponement thereof) at which a quorum is present.

(nn) “Subsidiary” shall mean, with reference to any Person, any corporation or other legal entity of which a majority of the voting power of the voting equity securities or equity interests is owned, directly or indirectly, by such Person, or otherwise controlled by such Person.

(oo) “Substitution Period” shall have the meaning set forth in Section 11(a)(iii) hereof.

(pp) “Summary of Rights” shall mean a copy of a summary of the terms of the Rights, in substantially the form attached hereto as Exhibit C.

(qq) “Tax Benefits” shall mean the net operating loss carry-overs, capital loss carry-overs, general business credit carry-overs, alternative minimum tax credit carry-overs and foreign tax credit carry-overs, as well as any “net unrealized built-in loss” within the meaning of Section 382 of the Code, or any successor provision or replacement provision, of the Company or any direct or indirect subsidiary thereof.

(rr) “Trading Day” shall mean a day on which the principal national securities exchange on which the shares of Common Stock are listed or admitted to trading is open for the transaction of business or if the shares of Common Stock are not listed or admitted to trading on any national securities exchange, a Business Day.

(ss) “Treasury Regulations” shall mean final, temporary and proposed income tax regulations promulgated under the Code, including any amendments thereto.

(tt) “Trust” shall have the meaning set forth in Section 23(a) hereof.

(uu) “Trust Agreement” shall have the meaning set forth in Section 23(a) hereof.

Section 2  Appointment of the Rights Agent.  The Company hereby appoints the Rights Agent to act as agent for the Company and the registered holders of the Rights in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment and hereby certifies that it complies with the requirements of the New York Stock Exchange governing transfer agents and registrars. The Company may from time to time appoint such co-rights agents as it may deem necessary or desirable. The Rights Agent shall have no duty to supervise, and shall in no event be liable for, the acts or omission of any such co-rights agent. Prior to the appointment of a co-rights agent, the specific duties and obligations of each such co-rights agents shall be set forth in writing and delivered to the Rights Agent and the proposed co-rights agent. Any actions which may be taken by the Rights Agent pursuant to the terms of this Agreement may be taken by any such co-rights agent. To the extent that any co-rights agent takes any action pursuant to this Agreement, such co-rights agent shall be entitled to all of the rights and protections of, and subject to all of the applicable duties and obligations imposed upon, the Rights Agent pursuant to the terms of this Agreement. The Rights Agent will have no duty to supervise, and in no event will be liable for, the acts or omissions of any co-rights agent.

Section 3  Issuance of Rights Certificates.

(a) Until the Distribution Date, (i) the Rights shall be evidenced (subject to Section 3(b) and Section 3(c) hereof) by the certificates representing the shares of Common Stock in the names of the record holders thereof (which certificates representing such shares of Common Stock shall also be deemed to be certificates for Rights) or by the current ownership statements issued with respect to uncertificated shares of Common Stock in lieu of such certificates (“Ownership Statements”) (which Ownership Statements shall be deemed also to be certificates for Rights) and (ii) the Rights shall be transferable only in connection with the transfer of the underlying shares of Common Stock.

(b) On or as promptly as practicable after the Record Date, the Company shall send, in accordance with Section 25 hereof, to each record holder of shares of Common Stock as of the Close of Business on the Record Date, a copy of a Summary of Rights. With respect to shares of Common Stock outstanding as of the Record Date, until the Distribution Date, the Rights associated with such shares of Common Stock will be evidenced by the certificate or Ownership Statement for such shares of Common Stock registered in the names of the holders thereof, in each case together with the Summary of Rights. Until the Distribution Date, the surrender for transfer of any certificate or Ownership Statement for shares of Common Stock outstanding on the Record Date, with or without a copy of the Summary of Rights, shall also constitute the transfer of the Rights associated with the shares of Common Stock represented by such certificate or Ownership Statement.

(c) Rights shall be issued by the Company in respect of all shares of Common Stock (other than any shares of Common Stock that may be issued upon the exercise or exchange of any Right) issued or delivered by the Company after the Record Date but prior to the earlier of the Distribution Date and the Expiration Date, and, to the extent provided in Section 21 hereof, after the Distribution Date. Certificates and Ownership Statements representing such shares of Common Stock shall have stamped on, impressed on, printed on, written on, or otherwise affixed to them a legend in substantially the following form or such similar legend as the Company may deem appropriate and is not inconsistent with the provisions of this Agreement and as do not affect the rights, duties or responsibilities of the Rights Agent, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange or transaction reporting system on which the shares of Common Stock may from time to time be listed or quoted:

This [certificate/statement] also evidences and entitles the holder hereof to certain Rights as set forth in the Section 382 Rights Agreement between D.R. Horton, Inc. and American Stock Transfer & Trust Company, LLC, dated as of August 19, 2009 and as amended from time to time (the “Rights Agreement”), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of D.R. Horton, Inc. The Rights are not exercisable prior to the occurrence of certain events specified in the Rights Agreement. Under certain circumstances, as set forth in the Rights Agreement, such Rights may be redeemed, may be exchanged, may expire, may be amended, or may be evidenced by separate certificates and no longer be evidenced by this [certificate/statement]. D.R. Horton, Inc. shall mail to the holder of this [certificate/statement] a copy of the Rights Agreement, as in effect on the date of mailing, without charge promptly after receipt of a written request therefor. Under certain circumstances as set forth in the Rights Agreement, Rights that are or were beneficially owned by an Acquiring Person or any Affiliate or Associate of an Acquiring Person (as such terms are defined in the Rights Agreement) may become null and void.

With respect to such certificates or Ownership Statements containing the foregoing legend, until the Distribution Date, the Rights associated with the shares of Common Stock represented by such certificates or Ownership Statements shall be represented by such certificates or Ownership Statements alone and the surrender for transfer of any certificate or Ownership Statement for shares of Common Stock shall also constitute the transfer of the Rights associated with the shares of Common Stock represented by such certificate or Ownership Statement.

(d) As promptly as practicable after the Distribution Date, the Company shall prepare and execute, the Rights Agent shall countersign and the Company shall send or cause to be sent (and the Rights Agent will, if requested, and if provided with all necessary information, send), in accordance with Section 25 hereof, to each record holder of shares of Common Stock, as of the Close of Business on the Distribution Date (other than an Acquiring Person or any Associate or Affiliate of an Acquiring Person), a Rights Certificate representing one Right for each share of Common Stock so held, subject to adjustment as provided herein. In the event that an adjustment in the number of Rights per share of Common Stock has been made pursuant to Section 11(i) or Section 11(p) hereof, at the time of distribution of the Rights Certificates, the Company shall not be required to issue Rights Certificates evidencing fractional Rights but may, in lieu thereof, make the necessary and appropriate rounding adjustments (in accordance with Section 13(a) hereof) so that Rights Certificates evidencing only whole numbers of Rights are distributed and cash is paid in lieu of any fractional Rights. As of and after the Distribution Date, the Rights shall be represented solely by such Rights Certificates. The Company shall promptly notify the Rights Agent in writing upon the occurrence of the Distribution Date and, if such notification is given orally, the Company shall confirm same in writing on or prior to the next Business Day. Until such notice is received by the Rights Agent, the Rights Agent may presume conclusively that the Distribution Date has not occurred.

(e) In the event that the Company purchases or otherwise acquires any shares of Common Stock after the Record Date but prior to the Distribution Date, any Rights associated with such shares of Common Stock shall be deemed cancelled and retired so that the Company shall not be entitled to exercise any Rights associated with the shares of Common Stock so purchased or acquired.

Section 4  Form of Rights Certificates.  The Rights Certificates (and the form of election to purchase and the form of assignment and the certificates contained therein to be printed on the reverse thereof) shall each be substantially in the form attached hereto as Exhibit B with such changes and marks of identification or designation, and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange or transaction reporting system on which the Rights may from time to time be listed or quoted, or to conform to usage. Subject to the provisions of Section 21 hereof, the Rights Certificates, whenever distributed shall entitle the holders thereof to purchase such number of one ten-thousandths of a share of Preferred Stock as is set forth therein at the Purchase Price; provided, however, that the Purchase Price, the number and kind of securities issuable upon exercise of each Right and the number of Rights outstanding shall be subject to adjustment as provided in this Agreement.

Section 5  Countersignature and Registration.

(a) The Rights Certificates shall be executed on behalf of the Company by any Authorized Officer, either manually or by facsimile signature, and shall have affixed thereto the Company’s seal or a facsimile thereof, which shall be attested by any other Authorized Officer, either manually or by facsimile signature. The Rights Certificates shall be countersigned by the Rights Agent, either manually or by facsimile signature, and shall not be valid for any purpose unless so countersigned. In case any officer of the Company who shall have signed any of the Rights Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Rights Certificates, nevertheless, may be countersigned by the Rights Agent and issued and delivered by the Company with the same force and effect as though the person who signed such Rights Certificates had not ceased to be such officer of the Company; and any Rights Certificates may be signed on behalf of the Company by any person who, at the actual date of the execution of such Rights Certificate, shall be a proper officer of the Company to sign such Rights Certificate, although at the date of the execution of this Agreement any such person was not such an officer.

(b) Following the Distribution Date, upon receipt by the Rights Agent of written notice of the occurrence of the Distribution Date pursuant to Section 3(d) hereof, the Rights Agent shall keep or cause to be kept, at its office or offices designated for such purposes and at such other offices as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange or any transaction reporting system on which the rights may from time to time be listed or quoted, books for registration and transfer of the Rights Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Rights Certificates, the number of Rights evidenced on its face by each of the Rights Certificates and the date of each of the Rights Certificates.

Section 6  Transfer, Split-Up, Combination and Exchange of Rights Certificates; Mutilated, Destroyed, Lost or Stolen Rights Certificates.

(a) Subject to the provisions of Section 11(a)(ii) and Section 13 hereof, at any time after the Close of Business on the Distribution Date, and prior to the Expiration Date, any Rights Certificate(s) (other than Rights Certificates representing Rights that have been redeemed or exchanged pursuant to Section 22 or Section 23 hereof) representing exercisable Rights may be transferred, split-up, combined or exchanged for another Rights Certificate(s), entitling the registered holder to purchase a like number of one ten-thousandths of a share of Preferred Stock (or other securities, cash or other assets, as the case may be) as the Rights Certificate(s) surrendered then entitled such holder (or former holder in the case of a transfer) to purchase. Any registered holder desiring to transfer, split-up, combine or exchange any such Rights Certificate(s) must make such request in writing delivered to the Rights Agent, and must surrender the Rights Certificate(s) to be transferred, split-up, combined or exchanged, with the forms of assignment and certificate contained therein duly executed, at the office or offices of the Rights Agent designated for such purpose. The Rights Certificates are transferable only on the registry books of the Rights Agent. Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any such surrendered Rights

Certificate until the registered holder shall have (i) completed and signed the certificate contained in the form of assignment on the reverse side of such Rights Certificate, (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner and the Affiliates and Associates of such Beneficial Owner (or former Beneficial Owner) as the Company or the Rights Agent shall reasonably request and (iii) paid a sum sufficient to cover any tax or charge that may be imposed in connection with any transfer, split-up, combination or exchange or Rights Certificates as required by Section 9(d) hereof. Thereupon the Rights Agent shall, subject to Section 11(a)(ii), Section 13 and Section 23 hereof, countersign and deliver to the Person entitled thereto a Rights Certificate or Rights Certificates, as the case may be, as so requested registered in such name or names as may be designated by the surrendering registered holder. The Rights Agent shall promptly forward any such sum collected by it to the Company or to such Person or Persons as the Company shall specify by written notice. The Rights Agent shall have no duty or obligation unless and until it is satisfied that all such taxes and charges have been paid.

(b) Upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Rights Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to them, and reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Rights Certificate, if mutilated, the Company shall execute and deliver a new Rights Certificate of like tenor to the Rights Agent and the Rights Agent will countersign and deliver such new Rights Certificate to the registered holder in lieu of the Rights Certificate so lost, stolen, destroyed or mutilated.

Section 7  Exercise of Rights; Purchase Price; Expiration Date of Rights.

(a) Subject to Section 11(a)(ii) hereof, at any time after the Distribution Date and prior to the Expiration Date, the registered holder of any Rights Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein, including, without limitation, the restrictions on exercisability as set forth in Section 9(e), Section 11(a)(iii), Section 22(a) and Section 23(a) hereof) in whole or in part upon surrender of the Rights Certificate, with the form of election to purchase and the certificate contained therein on the reverse side thereof duly executed, to the Rights Agent at the office or agency of the Rights Agent designated for such purpose, together with payment of the Purchase Price (including any applicable tax or charge required to be paid by the holder of such Rights Certificate in accordance with the provisions of Section 9(d) hereof) for each one ten-thousandth of a share of Preferred Stock (or other securities, cash or other assets, as the case may be) as to which the Rights are exercised.

(b) Upon receipt of a Rights Certificate representing exercisable Rights with the form of election to purchase and the certificate contained therein properly completed and duly executed, accompanied by payment of the Purchase Price for each one ten-thousandth of a share of Preferred Stock (or other securities, cash or other assets, as the case may be) to be purchased and an amount equal to any applicable tax or charge required to be paid under Section 9(d) hereof by certified check, cashier’s check, bank draft or money order payable to the order of the Company, the Rights Agent shall, subject to Section 19(j) hereof, thereupon promptly (i) (A) requisition from any transfer agent of the shares of Preferred Stock (or make available, if the Rights Agent is the transfer agent for such shares) certificates representing the total number of one ten-thousandths of a share of Preferred Stock to be purchased (and the Company hereby irrevocably authorizes and directs its transfer agent to comply with all such requests) or (B) if the Company shall have elected to deposit any shares of Preferred Stock issuable upon exercise of the Rights hereunder with a depositary agent, requisition from the depositary agent depositary receipts representing such number of one ten-thousandths of a share of Preferred Stock as are to be purchased (and the Company hereby irrevocably authorizes and directs such depositary agent to comply with all such requests), (ii) after receipt of such certificates (or depositary receipts, as the case may be) cause the same to be delivered to or upon the order of the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder, (iii) when appropriate, requisition from the Company or any transfer agent therefor of certificates representing the number of equivalent shares to be issued in lieu of the issuance of shares of Common Stock in accordance with the provisions of Section 11(a)(iii) hereof, (iv) when appropriate, after receipt of such certificates, cause the same to be delivered to or upon the order of the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder, (v) when appropriate, requisition from the Company of the amount of cash to be paid in lieu of the issuance of fractional shares in accordance with the provisions of Section 13 hereof, and (vi) when appropriate, after receipt, deliver such cash to the registered holder of such Rights Certificate.

(c) In case the registered holder of any Rights Certificate shall exercise less than all the Rights evidenced thereby, the Rights Agent shall prepare, execute and deliver a new Rights Certificate evidencing Rights equivalent to the Rights remaining unexercised to the registered holder of such Rights Certificate or to such holder’s duly authorized assigns, subject to the provisions of Section 13 hereof.

(d) Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to any purported transfer, split-up, combination or exchange of any Rights Certificate pursuant to Section 6 hereof or exercise or assignment of a Rights Certificate as set forth in this Section 7 unless the registered holder of such Rights Certificate shall have (i) duly and properly completed and signed the certificate contained in the form of assignment or the form of election to purchase, as applicable, set forth on the reverse side of the Rights Certificate surrendered for such transfer, split-up, combination, exchange, exercise or assignment and (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) thereof and of the Rights evidenced thereby and Affiliates and Associates thereof as the Company or the Rights Agent may reasonably request.

Section 8  Cancellation and Destruction of Rights Certificates.

All Rights Certificates surrendered for the purpose of exercise, transfer, split-up, combination or exchange shall, if surrendered to the Company or any of its agents, be delivered to the Rights Agent for cancellation or in cancelled form, or, if surrendered to the Rights Agent, shall be cancelled by it, and no Rights Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Rights Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all cancelled Rights Certificates to the Company, or shall, at the written request of the Company, destroy such cancelled Rights Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.

Section 9  Company Covenants Concerning Securities and Rights.

(a) The Company covenants and agrees that it shall cause to be reserved, authorized for issuance and kept available out of its authorized and unissued shares of Preferred Stock, a number of shares of Preferred Stock that shall be sufficient to permit the exercise in full of all outstanding Rights in accordance with Section 7 hereof.

(b) The Company covenants and agrees so long as the shares of Preferred Stock (and, following the occurrence of a Section 11(a)(ii) Event, shares of Common Stock or other securities, as the case may be) issuable upon the exercise of the Rights may be listed on any national securities exchange, or quoted on a quotation system, it shall endeavor to cause, from and after such time as the Rights become exercisable, all securities reserved for issuance upon the exercise of Rights to be listed on such exchange, or quoted on such quotation system, upon official notice of issuance upon such exercise.

(c) The Company covenants and agrees it will take all such actions as may be necessary to ensure that all shares of Preferred Stock (and, following the occurrence of a Section 11(a)(ii) Event, shares of Common Stock or other securities, as the case may be) delivered upon exercise of Rights, at the time of delivery of the certificates for such securities, shall be (subject to payment of the Purchase Price) duly authorized, validly issued, fully paid and nonassessable securities.

(d) The Company covenants and agrees it will pay when due and payable any and all federal and state taxes and charges that may be payable in respect of the issuance or delivery of the Rights Certificates and of any certificates representing securities issued upon the exercise of Rights; provided, however, that the Company shall not be required to pay any tax or charge which may be payable in respect of any transfer or delivery of Rights Certificates to a person other than, or the issuance or delivery of certificates or depositary receipts representing securities issued upon the exercise of Rights in a name other than that of, the registered holder of the Rights Certificate evidencing Rights surrendered for exercise, or to issue or deliver any certificates or depositary receipts representing securities issued upon the exercise of any Rights until any such tax or charge has been paid (any such tax or charge being payable by the holder of such Rights Certificate at the time of surrender) or until it has been established to the Company’s reasonable satisfaction that no such tax or charge is due.

(e) If the Company determines that registration under the Securities Act is required, then the Company shall use commercially reasonable efforts (i) to file, as soon as practicable after the Distribution Date, on an appropriate form, a registration statement under the Securities Act with respect to the securities issuable upon exercise of the Rights, (ii) to cause such registration statement to become effective as soon as practicable after such filing and (iii) to cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Securities Act) until the earlier of (A) the date as of which the Rights are no longer exercisable for such securities and (B) the Expiration Date. The Company shall also take such action as may be appropriate under, or to ensure compliance with, the securities or “blue sky” laws of the various states in connection with the exercisability of the Rights. The Company may temporarily suspend, for a period of time not to exceed 90 calendar days after the date the Company determines that registration is required, the exercisability of the Rights in order to prepare and file such registration statement and to permit it to become effective or to qualify the rights, the exercise thereof or the issuance of shares of Preferred Stock, Common Stock, or other securities upon the exercise thereof under state securities or “blue sky” laws. Upon any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. The Company shall notify the Rights Agent in writing whenever it makes a public announcement pursuant to this Section 9(e) and give the Rights Agent a copy of such announcement. In addition, if the Company determines that a registration statement or other document should be filed under the Securities Act or any state securities laws following the Distribution Date, the Company may temporarily suspend the exercisability of the Rights, for a period of time not to exceed 90 calendar days after the date the Company makes such determination, in each relevant jurisdiction, until such time as a registration statement has been declared effective or any such other document filed and, if required, approved, and, upon any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. Notwithstanding anything in this Agreement to the contrary, the Rights shall not be exercisable in any jurisdiction if the requisite registration or qualification in such jurisdiction has not been effected or the exercise of the Rights is not permitted under applicable law.

(f) Notwithstanding anything in this Agreement to the contrary, after the later of the Stock Acquisition Date and the Distribution Date, the Company shall not, except as permitted by Section 22 or Section 26 hereof, take (or permit any Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action shall eliminate or otherwise diminish the benefits intended to be afforded by the Rights.

(g) In the event that the Company is obligated to issue other securities of the Company, pay cash or distribute other assets pursuant to Section 7, Section 11, Section 13, Section 22 or Section 23 hereof, it shall make all arrangements necessary so that such other securities, cash or other assets are available for distribution by the Rights Agent, if and when necessary to comply with this Agreement.

Section 10  Record Date.  Each Person in whose name any certificate for a number of one ten-thousandths of a share of Preferred Stock (or Common Stock or other securities, as the case may be) is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of such shares of Preferred Stock (or Common Stock or other securities, as the case may be) represented thereby on, and such certificate shall be dated, the date upon which the Rights Certificate representing such Rights was duly surrendered and payment of the Purchase Price (and all applicable taxes and charges) was made; provided, however, that if the date of such surrender and payment is a date upon which the transfer books of the Company for shares of Preferred Stock (or Common Stock or other securities, as the case may be) are closed, such Person shall be deemed to have become the record holder of such securities on, and such certificate shall be dated, the next succeeding Business Day on which the transfer books of the Company are open. Prior to the exercise of the Rights evidenced thereby, the holder of a Rights Certificate shall not be entitled to any rights of a holder of any security of the Company with respect to shares for which the Rights are or may be exercisable, including, without limitation, the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

Section 11  Adjustment of Purchase Price, Number and Kind of Securities or Number of Rights.  The Purchase Price, the number of shares of Preferred Stock or other securities or property purchasable upon exercise of each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

(a) (i) In the event the Company shall at any time after the Record Date (A) declare a dividend on the shares of Preferred Stock payable in shares of Preferred Stock, (B) subdivide the outstanding shares of Preferred Stock, (C) combine the outstanding shares of Preferred Stock into a smaller number of shares of Preferred Stock or (D) issue any shares of its capital stock in a reclassification of the shares of Preferred Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in this Section 11(a), the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, as the case may be, and the number and kind of shares of capital stock issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive, upon payment of the Purchase Price then in effect, the aggregate number and kind of shares of capital stock which, if such Right had been exercised immediately prior to such date (whether or not such Right was then exercisable) and at a time when the transfer books of the Company for the shares of Preferred Stock (or other capital stock, as the case may be) were open, the holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Right.

(ii) Subject to Section 22 and Section 23 of this Agreement and except as otherwise provided in this Section 11(a)(ii) and Section 11(a)(iii) hereof, in the event that any Person becomes an Acquiring Person (a “Section 11(a)(ii) Event”), each holder of a Right shall thereafter have the right to receive, upon exercise thereof at a price equal to the then-current Purchase Price, in accordance with the terms of this Agreement and in lieu of shares of Preferred Stock, such number of shares of Common Stock (or at the option of the Company, such number of one ten-thousandths of a share of Preferred Stock) as shall equal the result obtained by (x) multiplying the then-current Purchase Price by the number of one ten-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to the first occurrence of a Section 11(a)(ii) Event and dividing that product (which, following such first occurrence, shall thereafter be referred to as the “Purchase Price” for each Right and for all purposes of this Agreement) by (y) 50% of the Current Per Share Market Price of the Company’s Common Stock (determined pursuant to Section 11(d) hereof) on the date of such first occurrence; provided, however, that the Purchase Price (as so adjusted) and the number of shares of Common Stock so receivable upon exercise of a Right shall thereafter be subject to further adjustment as appropriate in accordance with Section 11(f) hereof.

Notwithstanding anything in this Agreement to the contrary, however, from and after the first occurrence of a Section 11(a)(ii) Event, any Rights that are beneficially owned by (A) any Acquiring Person (or any Affiliate or Associate of any Acquiring Person), (B) a transferee of any Acquiring Person (or any such Affiliate or Associate) who becomes a transferee after the occurrence of such Person becoming an Acquiring Person or (C) a transferee of any Acquiring Person (or any such Affiliate or Associate) who became a transferee prior to or concurrently with such Person becoming an Acquiring Person pursuant to either (1) a transfer from the Acquiring Person (or any such Affiliate or Associate) to holders of its equity securities or to any Person with whom the Acquiring Person (or any such Affiliate or Associate) has any continuing agreement, arrangement or understanding, written or otherwise, regarding the transferred Rights or (2) a transfer that the Board has determined is part of a plan, arrangement or understanding, written or otherwise, which has the purpose or effect of avoiding the provisions of this paragraph, shall be null and void without any further action and any holder of such Rights shall thereafter have no rights whatsoever with respect to such Rights, whether under any provision of this Agreement or otherwise. The Company will use commercially reasonable efforts to ensure that the provisions of this Section 11(a)(ii) are complied with, but shall have no liability to any holder of Rights Certificates or other Person as a result of its failure to make any determinations with respect to an Acquiring Person or its Affiliates, Associates or transferees hereunder. From and after the occurrence of any Person becoming an Acquiring Person, no Right Certificates shall be issued pursuant to Section 3 or Section 6 hereof that represents Rights that are or have become void pursuant to the provisions of this paragraph, and any Right Certificates delivered to the Rights Agent that represents Rights that are or have become void pursuant to the provisions of this paragraph shall be cancelled.

(iii) The Company may at its option substitute for a share of Common Stock issuable upon the exercise of Rights in accordance with the foregoing Section 11(a)(ii) such number or fractions of shares of Preferred Stock having an aggregate current market value equal to the Current Per Share Market Price of a share of Common Stock. In the event that there shall be an insufficient number of shares of Common Stock authorized but unissued (and unreserved) to permit the exercise in full of the Rights in accordance with the foregoing Section 11(a)(ii), the Board shall, with respect to such deficiency, to the extent not prohibited by applicable law or any material agreements then in effect to which the Company is a party (A) determine the excess of (1) the value of the shares of Common Stock issuable upon the exercise of a Right in accordance with the foregoing Section 11(a)(ii) (the “Current Value”) over (2) the then-current Purchase Price (such excess, the “Spread”), and (B) with respect to each Right (other than Rights which have become void pursuant to Section 11(a)(ii)), make adequate provision to substitute for the shares of Common Stock issuable in accordance with Section 11(a)(ii) upon exercise of the Right and payment of the applicable Purchase Price, (1) cash, (2) a reduction in the Purchase Price, (3) shares of Preferred Stock or other equity securities of the Company (including, without limitation, shares or fractions of shares of preferred stock which, by virtue of having dividend, voting and liquidation rights substantially comparable to those of the shares of Common Stock, are deemed in good faith by the Board to have substantially the same value as the shares of Common Stock, (4) debt securities of the Company, (5) other assets or (6) any combination of the foregoing, having a value which, when added to the value of the shares of Common Stock actually issued upon exercise of such Right, shall have an aggregate value equal to the Current Value, where such aggregate value has been determined by the Board (upon the advice of a nationally recognized investment banking firm selected by the Board in good faith); provided, however, if the Company shall not make adequate provision to deliver value pursuant to clause (B) above within 30 calendar days following the later of (x) the first occurrence of a Section 11(a)(ii) Event and (y) the date on which the Company’s right of redemption pursuant to Section 22(a) expires (the later of (x) and (y) being referred to herein as the “Section 11(a)(ii) Trigger Date”), then the Company shall be obligated to deliver, to the extent not prohibited by applicable law or any material agreements then in effect to which the Company is a party, upon the surrender for exercise of a Right and without requiring payment of the Purchase Price, shares of Common Stock (to the extent available), and then, if necessary, such number or fractions of shares of Preferred Stock (to the extent available) and then, if necessary, cash, which shares and cash have an aggregate value equal to the Spread. If within the 30-day period referred to above the Board shall determine in good faith that it is likely that sufficient additional shares of Common Stock could be authorized for issuance upon exercise in full of the Rights, then, if the Board so elects, such 30-day period may be extended to the extent necessary, but not more than 90 calendar days after the Section 11(a)(ii) Trigger Date, in order that the Company may seek stockholder approval for the authorization of such additional shares (such 30-day period, as it may be extended, is hereinafter called the “Substitution Period”). To the extent that the Company determines that some action need be taken pursuant to the second or third sentence of this Section 11(a)(iii), the Company (I) shall provide, subject to Section 11(a)(ii), that such action shall apply uniformly to all outstanding Rights and (II) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek any authorization of additional shares or to decide the appropriate form of distribution to be made pursuant to such second sentence and to determine the value thereof. In the event of any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect.

(b) If the Company fixes a record date for the issuance of rights, options or warrants to all holders of shares of Preferred Stock entitling them (for a period expiring within 45 calendar days after such record date) to subscribe for or purchase shares of Preferred Stock (or securities having equivalent rights, privileges and preferences as the shares of Preferred Stock (for purposes of this Section 11(b), “Equivalent Preferred Stock”)) or securities convertible into shares of Preferred Stock or Equivalent Preferred Stock at a price per share of Preferred Stock or Equivalent Preferred Stock (or having a conversion price per share, if a security convertible into shares of Preferred Stock or Equivalent Preferred Stock) less than the Current Per Share Market Price of the shares of Preferred Stock (determined pursuant to Section 11(d) hereof) on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which is the number of shares of Preferred Stock outstanding on such record date plus the number of shares of Preferred Stock which the aggregate offering price of the total number of shares of Preferred Stock and Equivalent Preferred Stock so to be offered (or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such Current Per Share Market Price and the denominator of which is the number of shares of Preferred Stock outstanding on such record date plus the number of additional shares of Preferred Stock and Equivalent Preferred Shares to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible); provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock issuable upon exercise of one Right. In case such subscription price may be paid in a consideration part or all of which is in a form other than cash, the value of such consideration shall be as determined in good faith by the Board, whose determination shall be described in a written statement filed with the Rights Agent. Shares of Preferred Stock owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustments shall be made successively whenever such a record date is fixed, and in the event that such rights, options or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

(c) If the Company fixes a record date for the making of a distribution to all holders of shares of Preferred Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing or surviving corporation) of evidences of indebtedness, cash (other than a regular periodic cash dividend), assets, stock (other than a dividend payable in shares of Preferred Stock) or subscription rights, options or warrants (excluding those referred to in Section 11(b) hereof), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which is the Current Per Share Market Price of the shares of Preferred Stock (as determined pursuant to Section 11(d) hereof) on such record date or, if earlier, the date on which shares of Preferred Stock begin to trade on an ex-dividend or when issued basis for such distribution, less the fair market value (as determined in good faith by the Board, whose determination shall be described in a written statement filed with the Rights Agent) of the portion of the evidences of indebtedness, cash, assets or stock so to be distributed or of such subscription rights, options or warrants applicable to one share of Preferred Stock, and the denominator of which is such Current Per Share Market Price of the shares of Preferred Stock; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right but less than the aggregate par value of the shares of capital stock issuable upon exercise of one Right. Such adjustments shall be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the Purchase Price shall again be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

(d) (i) For the purpose of any computation hereunder, the “Current Per Share Market Price” of a share of Common Stock on any date shall be deemed to be the average of the daily closing prices per share of a share of Common Stock for the 30 consecutive Trading Days immediately prior to, but not including, such date; provided, however, that in the event that the Current Per Share Market Price of Common Stock is determined during a period following the announcement by the Company of (A) a dividend or distribution on such shares of Common Stock payable in shares of Common Stock or securities convertible into such shares (other than the Rights) or (B) any subdivision, combination or reclassification of such shares of Common Stock, and prior to the expiration of 30 Trading Days after, but not including, the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification, then, and in each such case, the Current Per Share Market Price shall be appropriately adjusted to take into account ex-dividend trading or to reflect the current per share market price per share equivalent of such shares of Common Stock. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Common Stock is not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Common Stock is listed or admitted to trading or, if the Common Stock is not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported on a quotation system then in use, or, if on any such date the Common Stock is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Common Stock selected by the Board. If the Common Stock is not publicly held or not so listed or traded, or is not the subject of available bid and asked quotes, the Current Per Share Market Price of such Common Stock shall mean the fair value per share as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent.

(ii) For the purpose of any computation hereunder, the “Current Per Share Market Price” of a share of Preferred Stock shall be determined in accordance with the method set forth above in Section 11(d)(i) other than the last sentence thereof. If the Current Per Share Market Price of Preferred Stock cannot be determined in the manner provided above, it shall be conclusively deemed to be an amount equal to the current per share market price of the shares of Common Stock multiplied by ten thousand (as such number may be appropriately adjusted to reflect events such as stock splits, stock dividends, recapitalizations or similar transactions relating to the shares of Common Stock occurring after the date of this Agreement). If neither the Common Stock nor the Preferred Stock are publicly held or so listed or traded, or the subject of available bid and asked quotes, “Current Per Share Market Price” of the Preferred Stock shall mean the fair value per share as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent. For all purposes of this Agreement, the current per share market price of one ten-thousandth of a Preferred Share will be equal to the current per share market price of one Preferred Share divided by ten thousand.

(e) Except as set forth below, no adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least 1% in such Purchase Price; provided, however, that any adjustments which by reason of this Section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest one one-millionth of a share of Preferred Stock or one ten-thousandth of a share of Common Stock or other security, as the case may be. Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11 shall be made no later than the earlier of (i) three years from the date of the transaction which requires such adjustment and (ii) the Expiration Date.

(f) If as a result of an adjustment made pursuant to Section 11(a) hereof, the holder of any Right thereafter exercised becomes entitled to receive any securities of the Company other than shares of Preferred Stock, thereafter the number or kind of such other securities so receivable upon exercise of any Right (or the Purchase Price in respect thereof) shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the shares of Preferred Stock (and the Purchase Price in respect thereof) contained in this Section 11, and the provisions of Section 7, Section 9, Section 10 and Section 13 hereof with respect to the shares of Preferred Stock (and the Purchase Price in respect thereof) shall apply on like terms to any such other securities (and the Purchase Price in respect thereof).

(g) All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of one ten-thousandths of a share of Preferred Stock issuable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

(h) Unless the Company has exercised its election as provided in Section 11(i) hereof, upon each adjustment of the Purchase Price pursuant to Section 11(b) or Section 11(c) hereof, each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of one ten-thousandths of a share of Preferred Stock (calculated to the nearest one one-millionth of a share of Preferred Stock) obtained by (i) multiplying (x) the number of one ten-thousandths of a share of Preferred Stock issuable upon exercise of a Right immediately prior to such adjustment of the Purchase Price by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

(i) The Company may elect, on or after the date of any adjustment of the Purchase Price, to adjust the number of Rights in substitution for any adjustment in the number of one ten-thousandths of a share of Preferred Stock issuable upon the exercise of a Right. Each of the Rights outstanding after such adjustment of the number of Rights shall be exercisable for the number of one ten-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one hundred-thousandth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. The Company shall also, as promptly as practicable, notify the Rights Agent in writing of same pursuant to Section 9(e) hereof and give the Rights Agent a copy of such announcement. Such record date may be the date on which the Purchase Price is adjusted or any day thereafter, but if the Rights Certificates have been issued, such record date shall be at least ten calendar days later than the date of the public announcement. If Rights Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company shall, as promptly as practicable, cause to be distributed to holders of record of Rights Certificates on such record date Rights Certificates evidencing, subject to the provision of Section 13 hereof, the additional Rights to which such holders are entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Rights Certificates held by such holders prior to the date of adjustment, and upon surrender thereof if required by the Company, new Rights Certificates evidencing all the Rights to which such holders are entitled after such adjustment. Rights Certificates so to be distributed shall be issued, executed, and countersigned in the manner provided for herein (and may bear, at the option of the Company, the adjusted Purchase Price) and shall be registered in the names of the holders of record of Rights Certificates on the record date specified in the public announcement.

(j) Without respect to any adjustment or change in the Purchase Price or the number or kind of securities issuable upon the exercise of the Rights, the Rights Certificates theretofore and thereafter issued may continue to express the Purchase Price and the number and kind of securities which were expressed in the initial Rights Certificate issued hereunder.

(k) Before taking any action that would cause an adjustment reducing the Purchase Price below one ten-thousandth of the then par value, if any, of the shares of Preferred Stock or below the then par value, if any, of any other securities of the Company issuable upon exercise of the Rights, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of Preferred Stock or such other securities, as the case may be, at such adjusted Purchase Price.

(l) In any case in which this Section 11 otherwise requires that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event the issuance to the holder of any Right exercised after such record date of the number of one ten-thousandths of a share of Preferred Stock or other securities of the Company, if any, issuable upon such exercise over and above the number of one ten-thousandths of a share of Preferred Stock or other securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company delivers to such holder a due bill or other appropriate instrument evidencing such holder’s right to receive such additional shares of Preferred Stock or other securities upon the occurrence of the event requiring such adjustment.

(m) Notwithstanding anything in this Agreement to the contrary, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that in its good faith judgment the Board determines to be necessary or advisable in order that any (i) consolidation or subdivision of the shares of Preferred Stock, (ii) issuance wholly for cash of shares of Preferred Stock at less than the Current Per Share Market Price therefor, (iii) issuance wholly for cash of shares of Preferred Stock or securities which by their terms are convertible into or exchangeable for shares of Preferred Stock, (iv) stock dividends or (v) issuance of rights, options or warrants referred to in this Section 11, hereafter made by the Company to holders of its shares of Preferred Stock is not taxable to such stockholders.

(n) Notwithstanding anything in this Agreement to the contrary, in the event that the Company at any time after the Record Date and prior to the Distribution Date (i) pays a dividend on the outstanding shares of Common Stock payable in shares of Common Stock, (ii) subdivides the outstanding shares of Common Stock, (iii) combines the outstanding shares of Common Stock into a smaller number of shares or (iv) issues any shares of its capital stock in a reclassification of the outstanding shares of Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), the number of Rights associated with each share of Common Stock then outstanding, or issued or delivered thereafter but prior to the Distribution Date (or issued or delivered on or after the Distribution Date pursuant to Section 21 hereof), shall be proportionately adjusted so that the number of Rights thereafter associated with each share of Common Stock following any such event equals the result obtained by multiplying the number of Rights associated with each share of Common Stock immediately prior to such event by a fraction the numerator of which is the total number of shares of Common Stock outstanding immediately prior to the occurrence of the event and the denominator of which is the total number of shares of Common Stock outstanding immediately following the occurrence of such event. The adjustments provided for in this Section 11(n) shall be made successively whenever such a dividend is paid or such a subdivision, combination or reclassification is effected.

Section 12  Certificate of Adjusted Purchase Price or Number of Shares.

Whenever an adjustment is made or any event affecting the Rights or their exercisability (including, without limitation, an event which causes Rights to become null and void) occurs as provided in Section 11 thereof, the Company shall promptly (a) prepare a certificate setting forth such adjustment and a brief statement of the facts and calculations accounting for such adjustment or describing such event, (b) file with the Rights Agent, and with each transfer agent for the shares of Preferred Stock and the shares of Common Stock, a copy of such certificate, and (c) if a Distribution Date has occurred, give a brief summary thereof to each holder of a Rights Certificate in accordance with Section 25 hereof. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment therein contained and shall not be deemed to have knowledge of any such adjustment unless and until it shall have received such certificate, provided, however, that the Rights Agent will not be entitled to such protection in cases of bad faith or willful misconduct.

Section 13  Fractional Rights and Fractional Shares.

(a) The Company shall not be required to issue fractions of Rights, except prior to the Distribution Date as provided in Section 11(n) hereof, or to distribute Rights Certificates which evidence fractional Rights. In lieu of such fractional Rights, the Company shall pay to the registered holders of the Rights Certificates with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of one Right. For purposes of this Section 13(a), the current market value of one Right is the closing price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable. The closing price for any Trading Day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Rights are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Rights are listed or admitted to trading or, if the Rights are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported on a quotation system then in use or, if on any such date the Rights are not quoted, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights, such market maker to be selected by the Board. If the Rights are not publicly held or are not so listed or traded, or are not the subject of available bid and asked quotes, the current market value of one Right shall mean the fair value thereof as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent.

(b) The Company shall not be required to issue fractions of shares of Preferred Stock (other than fractions which are integral multiples of one ten-thousandth of a share of Preferred Stock) upon exercise of the Rights or to distribute certificates which evidence fractional shares of Preferred Stock (other than fractions which are integral multiples of one ten-thousandth of a share of Preferred Stock). Fractions of Preferred Stock in integral multiples of one ten-thousandth of such Preferred Stock may, in the sole discretion of the Company, be evidenced by depositary receipts pursuant to an appropriate agreement between the Company and a depositary selected by it, provided that such agreement provides that the holders of such depositary receipts have all the rights, privileges and preferences to which they are entitled as Beneficial Owners of the Preferred Stock represented by such depositary receipts. In lieu of fractional shares of Preferred Stock that are not integral multiples of one ten-thousandth of a share of Preferred Stock, the Company may pay to the registered holders of Rights Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one ten-thousandth of a share of Preferred Stock. For purposes of this Section 13(b), the current market value of one ten-thousandth of a share of Preferred Stock shall be one ten-thousandth of the closing price of a share of Preferred Stock (as determined pursuant to Section 11(d)(ii) hereof) for the Trading Day immediately prior to the date of such exercise; provided, however, that if the closing price of the shares of the Preferred Stock cannot be so determined, the closing price of the shares of the Preferred Stock for such Trading Day shall be conclusively deemed to be an amount equal to the closing price of the shares of Common Stock for such Trading Day multiplied by ten thousand (as such number may be appropriately adjusted to reflect events such as stock splits, stock dividends, recapitalizations or similar transactions relating to the Common Stock shares occurring after the date of this Agreement).

(c) Following the occurrence of a Section 11(a)(ii) Event, the Company shall not be required to issue fractions of shares of Common Stock upon exercise or exchange of the Rights or to distribute certificates or Ownership Statements which evidence fractional shares of Common Stock. In lieu of issuing any such fractional shares of Common Stock, the Company may pay to any Person to whom or which such fractional shares of Common Stock would otherwise be issuable an amount in cash equal to the same fraction of the current market value of one such share of Common Stock. For purposes of this Section 13(c), the current market value of one share of Common Stock shall be the closing price thereof (as determined pursuant to Section 11(d)(i) hereof) on the Trading Day immediately prior to the date of such exercise or exchange.

(d) The holder of a Right by the acceptance of the Rights expressly waives such holder’s right to receive any fractional Rights or any fractional shares upon exercise of a Right, except as permitted by this Section 13.

Section 14  Rights of Action.

(a) All rights of action in respect of this Agreement, excepting the rights of action given to the Rights Agent hereunder, are vested in the respective registered holders of the Rights Certificates (or, prior to the Distribution Date, the registered holders of shares of Common Stock); and any registered holder of any Rights Certificate (or, prior to the Distribution Date, of the shares of Common Stock), without the consent of the Rights Agent or of the holder of any other Rights Certificate (or, prior to the Distribution Date, of the shares of Common Stock), may, on such first holder’s behalf and for such first holder’s own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, such first holder’s right to exercise the Rights evidenced by such Rights Certificate in the manner provided in such Rights Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and shall be entitled to specific performance of the obligations hereunder and injunctive relief against actual or threatened violations of the obligations hereunder of any Person subject to this Agreement.

(b) Notwithstanding anything in this Agreement to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or other Person as a result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, judgment, decree or ruling (whether interlocutory or final) issued by a court of competent jurisdiction or by a governmental regulatory, self-regulatory or administrative agency or commission, or any statute, rule, regulation, or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation; provided, however, that the Company shall use commercially reasonable efforts to have any such injunction, order, judgment, decree or ruling lifted or otherwise overturned as soon as possible.

Section 15  Agreement of Rights Holders.  Every holder of a Right, by accepting the same, consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

(a) prior to the Distribution Date, the Rights shall be transferable only in connection with the transfer of shares of Common Stock;

(b) after the Distribution Date, the Rights Certificates are transferable only on the registry books of the Rights Agent if surrendered at the principal office or offices of the Rights Agent designated for such purposes, duly endorsed or accompanied by a properly executed instrument of transfer with the appropriate forms and certificates contained therein fully executed;

(c) subject to Section 6(a) and Section 7(d) hereof, the Company and the Rights Agent may deem and treat the Person in whose name a Rights Certificate (or, prior to the Distribution Date, the associated Common Stock share certificate or Ownership Statement) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Rights Certificates or the associated Common Stock share certificate or Ownership Statement made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent, subject to the penultimate sentence of Section 11(a)(ii) hereof, shall be affected by any notice to the contrary; and

(d) such holder expressly waives any right to receive any fractional Rights and any fractional securities upon exercise or exchange of a Right, except as otherwise provided in Section 13 hereof.

Section 16  Rights Certificate Holder Not Deemed a Stockholder.  No holder, of any Rights Certificate, by means of such possession, shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the number of one ten-thousandths of a share of Preferred Stock or any other securities of the Company which may at any time be issuable on the exercise of the Rights represented thereby, nor shall anything contained herein or in any Rights Certificate be construed to confer upon the holder of any Rights Certificate, by means of such possession, any of the rights of a stockholder of the Company including any right to vote on any matter submitted to stockholders at any meeting thereof, including the election of directors, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in Section 24 hereof), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Rights Certificate have been exercised in accordance with the provisions of this Agreement.

Section 17  Concerning the Rights Agent.

(a) The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder, and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and other disbursements incurred in the preparation, administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, damage, judgment, fine, penalty, claim, demand, cost or expense incurred without gross negligence, bad faith or willful misconduct on the part of the Rights Agent, for anything done or omitted by the Rights Agent in connection with the acceptance and administration of this Agreement and the performance of its duties and responsibilities and the exercise of its rights hereunder, including the costs and expenses of defending against any claim of liability arising therefrom, directly or indirectly. The costs and expenses of enforcing this right of indemnification will also be paid by the Company. The provisions of this Section 17 shall survive the exercise, exchange, redemption or expiration of the Rights, the resignation, replacement or removal of the Rights Agent and the termination of this Agreement.

(b) The Rights Agent may conclusively rely on, and will be protected and shall incur no liability for or in respect of any action taken, suffered or omitted by it in connection with, its acceptance or administration of this Agreement and the exercise and performance of its duties and responsibilities and the exercise of its rights hereunder, in reliance upon any Rights Certificate or certificate evidencing shares of Preferred Stock, Common Stock or other securities of the Company or an Ownership Statement, or any instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons, or otherwise upon the advice of counsel as set forth in Section 19 hereof.

(c) Notwithstanding anything in this Agreement to the contrary, in no event will the Rights Agent be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Rights Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

Section 18  Merger, Consolidation or Change of Name of the Rights Agent.

(a) Any Person into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any Person resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent is a party, or any Person succeeding to the corporate trust, stock transfer or other shareholder services business of the Rights Agent or any successor Rights Agent will be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided that such Person would be eligible for appointment as a successor Rights Agent under the provisions of Section 20 hereof. If at the time such successor Rights Agent shall succeed to the agency created by this Agreement any of the Rights Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of a predecessor Rights Agent and deliver such Rights Certificates so countersigned; and if at that time any of the Rights Certificates shall not have been countersigned, any successor Rights Agent may countersign such Rights Certificates either in the name of the predecessor or in the name of the successor Rights Agent; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

(b) If at any time the name of the Rights Agent changes and at such time any of the Rights Certificates have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Rights Certificates so countersigned; and if at that time any of the Rights Certificates have not been countersigned, the Rights Agent may countersign such Rights Certificates either in its prior name or in its changed name; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

Section 19  Duties of the Rights Agent.  The Rights Agent undertakes to perform the duties and obligations expressly imposed by this Agreement (and no implied duties) upon the following terms and conditions, by all of which the Company and the holders of Rights Certificates, by their acceptance thereof, shall be bound:

(a) The Rights Agent may consult with competent legal counsel (who may be legal counsel for the Company), and the advice or opinion of such counsel shall be full and complete authorization and protection to the Rights Agent and the Rights Agent shall incur no liability for or in respect of any action taken, suffered or omitted by it in good faith and in accordance with the content of such advice or opinion.

(b) Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter (including, without limitation, the identity of any Acquiring Person and the determination of the Current Per Share Market Price) be proved or established by the Company prior to taking, suffering or omitting to take any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by any Authorized Officer and delivered to the Rights Agent; and such certificate, pursuant to its terms, shall be full and complete authorization and protection to the Rights Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate.

(c) The Rights Agent shall be liable hereunder only for its own gross negligence, bad faith or willful misconduct.

(d) The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Rights Certificates (except its countersignature thereof) and it shall not be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only.

(e) The Rights Agent will have no liability in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution and delivery hereof by the Rights Agent) or in respect of the validity or execution of any Rights Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant contained in this Agreement or in any Rights Certificate; nor shall it be responsible for any adjustment required under the provisions of Section 11, Section 22 or Section 23 hereof or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights evidenced by Rights Certificates after actual notice of any such adjustment); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Common Stock or Preferred Stock to be issued pursuant to this Agreement or any Rights Certificate or as to whether any shares of Common Stock or Preferred Stock shall, when so issued, be validly authorized and issued, fully paid and nonassessable.

(f) The Company agrees that it shall perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

(g) The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties and the exercise of the rights hereunder from any Authorized Officer, and to apply to any such Authorized Officer for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered by it in good faith in accordance with instructions of any such Authorized Officer or for any delay in acting while waiting for those instructions. Any application by the Rights Agent for written instructions from the Company may, at the option of the Rights Agent, set forth in writing any action proposed to be taken or omitted by the Rights Agent under this Agreement and the date on or after which such action shall be taken or such omission shall be effective. The Rights Agent shall not be liable for any action taken by, or omission of, the Rights Agent in accordance with a proposal included in any such application on or after the date specified in such application (which date shall not be less than five Business Days after the date any Authorized Officer of the Company actually receives such application, unless any such Authorized Officer shall have consented in writing to an earlier date) unless, prior to taking any such action (or the effective date in the case of an omission), the Rights Agent shall have received written instructions in response to such application specifying the action to be taken or omitted.

(h) The Rights Agent and any stockholder, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not the Rights Agent under this

Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other Person.

(i) The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself (through its directors, officers or employees) or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, omission, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company or any other Person resulting from any such act, default, neglect or misconduct, provided reasonable care was exercised in the selection and continued employment thereof.

(j) If, with respect to any Rights Certificate surrendered to the Rights Agent for exercise or transfer, the certificate contained in the form of assignment or the form of election to purchase set forth on the reverse thereof, as the case may be, has not been completed or indicates an affirmative response to clause 1 or 2 thereof, the Rights Agent shall not take any further action with respect to such requested exercise or transfer without first consulting with the Company.

(k) No provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights if there shall be reasonable grounds for believing that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

(l) The Rights Agent will not be required to take notice or be deemed to have notice of any fact, event or determination (including, without limitation, any dates or events defined in this Agreement or the designation of any Person as an Acquiring Person, Affiliate or Associate) under this Agreement unless and until the Rights Agent is specifically notified in writing by the Company of such fact, event or determination.

(m) The provisions of this Section 19 shall survive the exercise, exchange, redemption or expiration of the Rights, the resignation, replacement or removal of the Rights Agent and the termination of this Agreement.

Section 20  Change of the Rights Agent.  The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon 30 calendar days’ written notice given to the Company in accordance with Section 25 hereof, and to each transfer agent of the shares of Common Stock and Preferred Stock known to the Rights Agent, respectively, by registered or certified mail, and, if such resignation occurs after the Distribution Date, to the registered holders of the Rights Certificates in accordance with Section 25 hereof. The Company may remove the Rights Agent or any successor Rights Agent upon 30 calendar days’ written notice, given to the Rights Agent or successor Rights Agent, as the case may be, in accordance with Section 25 hereof, and to each transfer agent of the shares of Common Stock and the Preferred Stock, by registered or certified mail, and, if such removal occurs after the Distribution Date, to the holders of the Rights Certificates in accordance with Section 25 hereof. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall, in its sole discretion, appoint a successor to the Rights Agent. If the Company shall fail to make such appointment within a period of 30 calendar days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Rights Certificate (who shall, with such notice, submit such holder’s Rights Certificate for inspection by the Company), then any registered holder of any Rights Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be (a) a legal business entity organized and doing business under the laws of the United States or of the State of New York or of any other state of the United States, in good standing, which is authorized under such laws to exercise corporate trust, stock transfer or shareholder services powers and which has at the time of its appointment as Rights Agent a combined capital and surplus of at least $100,000,000 or (b) an affiliate of a legal business entity described in clause (a) of this sentence. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment, the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the shares of Common Stock and the Preferred Stock, and, if such appointment occurs after the Distribution Date, give a notice thereof in writing to the registered holders of the Rights Certificates in accordance with Section 25 hereof. Failure to give any notice provided for in this Section 20, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

Section 21  Issuance of New Rights Certificates.  Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Rights Certificates evidencing Rights in such form as may be approved by the Board to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares or other securities or property purchasable under the Rights Certificates made in accordance with the provisions of this Agreement. In addition, in connection with the issuance or sale by the Company of shares of Common Stock following the Distribution Date and prior to the Expiration Date, the Company (a) shall, with respect to shares of Common Stock so issued or sold pursuant to the exercise of stock options or under any employee plan or arrangement, granted or awarded as of the Distribution Date, or upon the exercise, exchange or conversion of securities hereinafter issued by the Company and (b) may, in any other case, if deemed necessary or appropriate by the Board, issue Rights Certificates representing the appropriate number of Rights in connection with such issuance or sale; provided, however, that (i) no such Rights Certificate shall be issued if, and to the extent that, in its good faith judgment the Board determines that the issuance of such Rights Certificate could have a material adverse tax consequence to the Company or to the Person to whom or which such Rights Certificate otherwise would be issued, and (ii) no such Rights Certificate shall be issued if, and to the extent that, appropriate adjustment shall otherwise have been made in lieu of the issuance thereof.

Section 22  Redemption.

(a) The Board may, at any time prior to the Close of Business on the tenth calendar day following the Stock Acquisition Date, redeem all but not less than all of the then-outstanding Rights at the Redemption Price. Notwithstanding anything contained in this Agreement to the contrary, the Rights shall not be exercisable after the first occurrence of a Section 11(a)(ii) Event until such time as the right of redemption has expired. The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish. The Company may, at its option, pay the Redemption Price in cash, securities or any other form of consideration deemed appropriate by the Board.

(b) Immediately upon the effectiveness of the action of the Board ordering the redemption of the Rights, and without any further action and without any notice, the right to exercise the Rights shall terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price for each Right so held without interest thereon. Promptly after the effectiveness of the redemption of the Rights, the Company shall give notice of such redemption to the Rights Agent and the holders of the then outstanding Rights in accordance with Section 25 hereof; provided, however, that the failure to give, or any defect in, any such notice will not affect the validity of the redemption of the Rights. Any notice given in accordance with Section 25 hereof shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption shall state the method by which the payment of the Redemption Price shall be made.

Section 23   Exchange.

(a) The Board may, at its option, at any time after a Section 11(a)(ii) Event, exchange all or part of the then-outstanding and exercisable Rights (which shall not include Rights that have become void pursuant to the provisions of Section 11(a)(ii) hereof) for shares of Common Stock at an exchange ratio of one share of Common Stock per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such amount per Right being hereinafter referred to as the “Exchange Ratio”). The exchange of the Rights by the Board may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish.

(b) Immediately upon the effectiveness of the action of the Board ordering the exchange of any Rights and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive that number of shares of Common Stock equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. The Company shall promptly give public notice of any such exchange; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. The Company shall promptly give a notice of any such exchange to all of the holders of the Rights so exchanged in accordance with Section 25 hereof. Any notice given in accordance with Section 25 hereof shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of the shares of Common Stock, for Rights shall be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights which have become void pursuant to the provisions of Section 11(a)(ii) hereof) held by each holder of Rights.

(c) The Company may at its option substitute and, in the event that there shall not be sufficient shares of Common Stock issued but not outstanding or authorized but unissued (and unreserved) to permit an exchange of Rights as contemplated in accordance with this Section 23, the Company shall substitute to the extent of such insufficiency, for each share of Common Stock that would otherwise be issuable upon exchange of a Right, a number of shares of Preferred Stock or fraction thereof (or Equivalent Preferred Stock) such that the Current Per Share Market Price of one share of Preferred Stock (or Equivalent Preferred Stock) multiplied by such number or fraction is equal to the Current Per Share Market Price of the Common Stock that would otherwise be issuable as of the date of such exchange.

(d) Prior to effecting an exchange pursuant to this Section 23, the Board may direct the Company to enter into a trust agreement in such form and with such terms as the Board shall then approve (the “Trust Agreement”). If the Board so directs, the Company shall enter into the Trust Agreement and shall issue to the trust created by such agreement (the “Trust”) all of the shares of Common Stock, Preferred Stock or other securities, if any, issuable pursuant to the exchange, and all Persons entitled to receive such shares or other securities (and any dividends or distributions made thereon after the date on which such shares or other securities are deposited in the Trust) shall be entitled to receive such only from the Trust and solely upon compliance with the relevant terms and provisions of the Trust Agreement.

Section 24  Notice of Certain Events.

(a) If the Company, at any time after the Distribution Date, proposes to (i) pay any dividend payable in stock of any class to the holders of shares of Preferred Stock or to make any other distribution to the holders of shares of Preferred Stock (other than a regular periodic cash dividend), (ii) offer to the holders of shares of Preferred Stock rights, options, warrants or any similar instrument to subscribe for or to purchase any additional shares of Preferred Stock or shares of stock of any class or any other securities, rights or options, (iii) effect any reclassification of its Preferred Stock (other than a reclassification involving only the subdivision of outstanding shares of Preferred Stock), (iv) effect any consolidation, merger or statutory share exchange into or with any other Person, or (v) to effect the liquidation, dissolution or winding up of the Company, then, in each such case, the Company shall give to the Rights Agent and, to the extent possible, to each holder of a Rights Certificate, in accordance with Section 25 hereof, a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, distribution or offering of rights, warrants, options or any similar instrument or the date on which such reclassification, consolidation, merger, share exchange, sale, transfer, liquidation, dissolution, or winding up is to take place and the date of participation therein by the holders of the shares of Preferred Stock, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least ten calendar days prior to the record date for determining holders of the shares of Common Stock or Preferred Stock for purposes of such action, and in the case of any such other action at least ten calendar days prior to the date of such proposed action or the date of participation therein by the holders of the shares of Preferred Stock, whichever is the earlier.

(b) If a Section 11(a)(ii) Event occurs, then (i) the Company shall as soon as practicable thereafter give to the Rights Agent and each holder of a Rights Certificate, to the extent feasible and in accordance with Section 25 hereof, a notice of the occurrence of such event, which shall specify the event and the consequences of the event to holders of Rights and (ii) all references in Section 24(a) hereof to shares of Preferred Stock shall be deemed thereafter to refer to shares of Common Stock or, if appropriate, other securities.

Section 25  Notices.

(a) Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Rights Certificate to or on the Company shall be sufficiently given or made (a) immediately, if made by personal delivery, (b) on the fifth calendar day if sent by first-class mail, postage prepaid, (c) the next Business Day if by nationally recognized overnight courier or (d) upon confirmation, if transmission by facsimile is combined with a phone call to the Company notifying it of such transmission, all addressed (until another address is filed in writing by the Company with the Rights Agent) as follows:

D.R. Horton, Inc.
301 Commerce Street, Suite 500
Fort Worth, Texas 76102
Attention: Chief Legal Officer
Telephone: (817) 390-8200
Facsimile: (817) 928-6120

(b) Subject to the provisions of Section 20 hereof, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Rights Certificate to or on the Rights Agent shall be sufficiently given or made (a) immediately, if made by personal delivery, (b) on the fifth calendar day if sent by first-class mail, postage prepaid, (c) the next Business Day if by nationally recognized overnight courier or (d) upon confirmation, if transmission by facsimile is combined with a phone call to the Rights Agent notifying it of such transmission, all addressed (until another address is filed in writing by the Rights Agent with the Company) as follows:

American Stock Transfer & Trust Company, LLC
59 Maiden Lane
New York, New York
Attention: Client Administrator
Telephone: (718) 921-8521
Facsimile: (718) 765-8741

(c) Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Rights Certificate (or, if prior to the Distribution Date, to the holder of certificates representing shares of Common Stock or an Ownership Statement) shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Rights Agent (or, if prior to the Distribution Date, of the transfer agent for the shares of Common Stock).

Section 26  Supplements and Amendments.  Except as otherwise provided in this Section 26, for so long as the Rights are redeemable pursuant to Section 22 hereof, the Company may in its sole and absolute discretion, and the Rights Agent shall, if the Company so directs, supplement or amend any provision of this Agreement in any respect without the approval of any holders of Rights. From and after the time at which the Rights cease to be redeemable pursuant to Section 22 hereof, the Company may and the Rights Agent shall, if the Company so directs, supplement or amend this Agreement without the approval of any holders of Rights in order (i) to cure any ambiguity, (ii) to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, (iii) to shorten or lengthen any time period hereunder or (iv) to amend or supplement the provisions hereunder in any manner which the Company may deem necessary or desirable; provided, however, that no such supplement or amendment shall adversely affect the interests of the holders of Rights (other than an Acquiring Person or any Affiliate or Associate of an Acquiring Person or certain of their transferees), and no such amendment may cause the Rights again to become redeemable or cause this Agreement again to become amendable other than in accordance with this sentence. Upon the delivery of a certificate from an appropriate officer of the Company which states that the proposed supplement or amendment is in compliance with the terms of this Section 26, the Rights Agent shall execute such supplement or amendment; provided, that any supplement or amendment that does not amend Section 17, Section 18, Section 19 or Section 20 hereof in a manner adverse to the Rights Agent shall become effective immediately upon execution by the Company, whether or not also executed by the Rights Agent. Notwithstanding anything herein to the contrary, the Rights Agent shall not be obligated to enter into any supplement or amendment that affects the Rights Agent’s own right, duties, obligations or immunities under this Agreement.

Section 27  Successors.  All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

Section 28   Determinations and Actions by the Board.

(a) For all purposes of this Agreement, any calculation of the number of shares of Common Stock or any other class of capital stock outstanding at any particular time, including for purposes of determining the particular percentage of such outstanding shares of Common Stock of which any Person is the Beneficial Owner, shall be made in accordance with the provisions of Section 382 of the Code, or any successor provision or replacement provision.

(b) The Board shall have the exclusive power and authority to administer this Agreement and to exercise all rights and powers specifically granted to the Board or to the Company, or as may be necessary or advisable in the administration of this Agreement, including, without limitation, the right and power to (i) interpret the provisions of this Agreement, and (ii) make all determinations and calculations deemed necessary or advisable for the administration of this Agreement (including, without limitation, a determination to redeem or not redeem the Rights or amend this Agreement).

(c) All such actions, calculations, interpretations and determinations which are done or made by the Board in good faith shall be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights and all other parties. Unless otherwise notified, the Rights Agent shall always be entitled to assume that the Board acted in good faith and the Rights Agent shall be fully protected and shall incur no liability in reliance thereon.

Section 29  Benefits of this Agreement.   Nothing in this Agreement shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, registered holders of shares of Common Stock) any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, registered holders of shares of Common Stock).

Section 30  Severability.  If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated; provided, however, that notwithstanding anything in this Agreement to the contrary, if any such term, provision, covenant or restriction is held by such court or authority to be invalid, void, or unenforceable and the Board determines in its good faith judgment that severing the invalid language from this Agreement would adversely affect the purpose or effect of this Agreement, the right of redemption set forth in Section 22 hereof shall be reinstated and shall not expire until the Close of Business on the tenth Business Day following the date of such determination by the Board.

Section 31  Governing Law.  This Agreement, each Right and each Rights Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts made and to be performed entirely within such State.

Section 32  Counterparts; Facsimiles and PDFs.  This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. A facsimile or .pdf signature delivered electronically shall constitute an original signature for all purposes.

Section 33  Descriptive Headings.  Descriptive headings of the several sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

[REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, all as of the day and year first above written.

D.R. HORTON, INC.

By:	/s/ Bill W. Wheat
Bill W. Wheat
Executive Vice President and
Chief Financial Officer

AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC

By:	/s/ Herbert J. Lemmer

Name:	Herbert J. Lemmer

Title:	Vice President

Signature Page to Section 382 Rights Agreement

Exhibit A

FORM OF
CERTIFICATE OF DESIGNATION, PREFERENCES, AND
RIGHTS OF SERIES A JUNIOR PARTICIPATING PREFERRED STOCK
of
D.R. HORTON, INC.

Pursuant to Section 151 of the General Corporation Law of the State of Delaware:

D.R. Horton, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), in accordance with the provisions of Section 103 thereof, DOES HEREBY CERTIFY:

That pursuant to the authority conferred upon the Board of Directors by the Amended and Restated Certificate of Incorporation of the Corporation, as amended (the “Certificate of Incorporation”), the said Board of Directors on August 19, 2009, adopted the following resolution creating a series of Preferred Stock designated as Series A Junior Participating Preferred Stock (as hereinafter defined):

RESOLVED, that pursuant to the authority vested in the Board of Directors of the Corporation in accordance with the provisions of its Certificate of Incorporation, a series of Preferred Stock of the Corporation be and it hereby is created, and that the designation and amount thereof and the voting powers, preferences and relative, participating, optional and other special rights of the shares of such series, and the qualifications, limitations, and restrictions thereof are as follows:

Section 1.  Designation and Amount.  The shares of such series shall be designated as “Series A Junior Participating Preferred Stock” and the number of shares constituting such series shall be 50,000.

Section 2.  Dividends and Distributions.

(A) Subject to the prior and superior rights of the holders of any shares of any series of Preferred Stock ranking prior and superior to the shares of Series A Junior Participating Preferred Stock with respect to dividends, the holders of shares of Series A Junior Participating Preferred Stock, in preference to the holders of shares of Common Stock, par value $0.01 per share, of the Corporation (the “Common Stock”), and of any other junior stock, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the last day of March, June, September, and December in each year (each such date being referred to herein as a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Junior Participating Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $1.00 or (b) subject to the provision for adjustment hereinafter set forth, 10,000 times the aggregate per share amount of all cash dividends, and 10,000 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions, other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Junior Participating Preferred Stock. In the event the Corporation shall at any time after August 19, 2009 (the “Rights Dividend Declaration Date”) (i) pay any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, (iii) combine the outstanding Common Stock into a smaller number of shares or (iv) issue any shares of its capital stock in a reclassification of the outstanding shares of Common Stock (including any such reclassification in connection with a consolidation or merger in which the Corporation is the continuing or surviving corporation), then in each such case the amount to which holders of shares of Series A Junior Participating Preferred Stock were entitled immediately prior to such event under clause (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

A-A-1

(B) The Corporation shall declare a dividend or distribution on the Series A Junior Participating Preferred Stock as provided in Paragraph (A) above immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $1.00 per share on the Series A Junior Participating Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

(C) Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Junior Participating Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares of Series A Junior Participating Preferred Stock, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Junior Participating Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Junior Participating Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series A Junior Participating Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be no more than 30 days prior to the date fixed for the payment thereof.

Section 3.  Voting Rights.  The holders of shares of Series A Junior Participating Preferred Stock shall have the following voting rights:

(A) Subject to the provision for adjustment hereinafter set forth, each share of Series A Junior Participating Preferred Stock shall entitle the holder thereof to 10,000 votes on all matters submitted to a vote of the stockholders of the Corporation. In the event the Corporation shall at any time after the Rights Dividend Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the number of votes per share to which holders of shares of Series A Junior Participating Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(B) Except as otherwise provided herein or by law, the holders of shares of Series A Junior Participating Preferred Stock and the holders of shares of Common Stock shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

(C) (i) If at any time dividends on any Series A Junior Participating Preferred Stock shall be in arrears in an amount equal to six quarterly dividends thereon, the occurrence of such contingency shall mark the beginning of a period (herein called a “default period”) that shall extend until such time when all accrued and unpaid dividends for all previous quarterly dividend periods and for the current quarterly dividend period on all shares of Series A Junior Participating Preferred Stock then outstanding shall have been declared and paid or set apart for payment. During each default period, all holders of Preferred Stock (including holders of the Series A Junior Participating Preferred Stock) with dividends in arrears in an amount equal to six quarterly dividends thereon, voting as a class, irrespective of series, shall have the right to elect two directors.

(ii) During any default period, such voting right of the holders of Series A Junior Participating Preferred Stock may be exercised initially at a special meeting called pursuant to subparagraph (iii) of this Section 3(C) or at any annual meeting of stockholders, and thereafter at annual meetings of stockholders, provided that such voting right shall not be exercised unless the holders of 10% in number

A-A-2

of shares of Preferred Stock outstanding shall be present in person or by proxy. The absence of a quorum of the holders of Common Stock shall not affect the exercise by the holders of Preferred Stock of such voting right. At any meeting at which the holders of Preferred Stock shall exercise such voting right initially during an existing default period, they shall have the right, voting as a class, to elect directors to fill such vacancies, if any, in the Board of Directors as may then exist up to two directors or, if such right is exercised at an annual meeting, to elect two directors. If the number that may be so elected at any special meeting does not amount to the required number, the holders of Preferred Stock shall have the right to make such increase in the number of directors as shall be necessary to permit the election by them of the required number. After the holders of Preferred Stock shall have exercised their right to elect directors in any default period and during the continuance of such period, the number of directors shall not be increased or decreased except by vote of the holders of Preferred Stock as herein provided or pursuant to the rights of any equity securities ranking senior to or pari passu with the Series A Junior Participating Preferred Stock.

(iii) Unless the holders of Preferred Stock shall, during an existing default period, have previously exercised their right to elect directors, the Board of Directors may order, or any stockholder or stockholders owning in the aggregate not less than 10% of the total number of shares of Preferred Stock outstanding, irrespective of series, may request, the calling of a special meeting of the holders of Preferred Stock, which meeting shall thereupon be called by the Board of Directors. Notice of such meeting and of any annual meeting at which holders of Preferred Stock are entitled to vote pursuant to this Paragraph (C)(iii) shall be given to each holder of record of Preferred Stock by mailing a copy of such notice to such holder at such holder’s last address as the same appears on the books of the Corporation. Such meeting shall be called for a time not earlier than 20 days and not later than 60 days after such order or request or in default of the calling of such meeting within 60 days after such order or request, such meeting may be called on similar notice by any stockholder or stockholders owning in the aggregate not less than 10% of the total number of shares of Preferred Stock outstanding. Notwithstanding the provisions of this Paragraph (C)(iii), no such special meeting shall be called during the period within 60 days immediately preceding the date fixed for the next annual meeting of the stockholders.

(iv) In any default period, the holders of Common Stock, and other classes of stock of the Corporation if applicable, shall continue to be entitled to elect the whole number of directors until the holders of Preferred Stock shall have exercised their right to elect two directors voting as a class, after the exercise of which right (x) the directors so elected by the holders of Preferred Stock shall continue in office until their successors shall have been elected by such holders or until the expiration of the default period, and (y) any vacancy in the Board of Directors may (except as provided in Paragraph (C)(ii) of this Section 3) be filled by vote of a majority of the remaining directors theretofore elected by the holders of the class of stock that elected the director whose office shall have become vacant. References in this Paragraph (C) to directors elected by the holders of a particular class of stock shall include directors elected by such directors to fill vacancies as provided in clause (y) of the foregoing sentence.

(v) Immediately upon the expiration of a default period, (x) the right of the holders of Preferred Stock as a class to elect directors shall cease, (y) the term of any directors elected by the holders of Preferred Stock as a class shall terminate, and (z) the number of directors shall be such number as may be provided for in the Certificate of Incorporation or Bylaws irrespective of any increase made pursuant to the provisions of Paragraph (C)(ii) of this Section 3 (such number being subject, however, to change thereafter in any manner provided by law or in the Certificate of Incorporation or Bylaws). Any vacancies in the Board of Directors effected by the provisions of clauses (y) and (z) in the preceding sentence may be filled by a majority of the remaining directors.

(D) Except as set forth herein, holders of Series A Junior Participating Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

A-A-3

Section 4.  Certain Restrictions.

(A) Whenever quarterly dividends or other dividends or distributions payable on the Series A Junior Participating Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Junior Participating Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

(i) declare or pay dividends on, or make any other distributions on, any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution, or winding up) to the Series A Junior Participating Preferred Stock;

(ii) declare or pay dividends on, or make any other distributions on, any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution, or winding up) with the Series A Junior Participating Preferred Stock, except dividends paid ratably on the Series A Junior Participating Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

(iii) redeem or purchase or otherwise acquire for consideration shares of any stock ranking junior (either as to dividends or upon liquidation, dissolution, or winding up) to the Series A Junior Participating Preferred Stock, provided that the Corporation may at any time redeem, purchase, or otherwise acquire shares of any such junior stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation, or winding up) to the Series A Junior Participating Preferred Stock; or

(iv) redeem or purchase or otherwise acquire for consideration any shares of Series A Junior Participating Preferred Stock, or any shares of stock ranking on a parity with the Series A Junior Participating Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

(B) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under Paragraph (A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

Section 5.  Reacquired Shares.   Any shares of Series A Junior Participating Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors, subject to the conditions and restrictions on issuance set forth herein, in the Certificate of Incorporation, or in any other Certificate of Designation creating a series of Preferred Stock or any similar stock, or as otherwise required by law.

Section 6.  Liquidation, Dissolution, or Winding Up.

(A) Upon any liquidation (voluntary or otherwise), dissolution, or winding up of the Corporation, no distribution shall be made to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution, or winding up) to the Series A Junior Participating Preferred Stock unless, prior thereto, the holders of shares of Series A Junior Participating Preferred Stock shall have received an amount equal to $10,000 per share of Series A Participating Preferred Stock, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment (the “Series A Liquidation Preference”). Following the payment of the full amount of the Series A Liquidation Preference, no additional distributions shall be made to the holders of shares of Series A Junior Participating Preferred Stock unless, prior thereto, the holders of shares of Common Stock shall have received an amount per share (the “Common Adjustment”) equal to the quotient obtained by dividing (i) the Series A Liquidation Preference by (ii) 10,000 (as appropriately adjusted as set forth in subparagraph (C) below to reflect such events as stock

A-A-4

splits, stock dividends, and recapitalizations with respect to the Common Stock) (such number in clause (ii), the “Adjustment Number”). Following the payment of the full amount of the Series A Liquidation Preference and the Common Adjustment in respect of all outstanding shares of Series A Junior Participating Preferred Stock and Common Stock, respectively, holders of Series A Junior Participating Preferred Stock and holders of shares of Common Stock shall receive their ratable and proportionate share of the remaining assets to be distributed in the ratio of the Adjustment Number to one with respect to such Preferred Stock and Common Stock, on a per share basis, respectively.

(B) In the event, however, that there are not sufficient assets available to permit payment in full of the Series A Liquidation Preference and the liquidation preferences of all other series of preferred stock, if any, which rank on a parity with the Series A Junior Participating Preferred Stock, then such remaining assets shall be distributed ratably to the holders of such parity shares in proportion to their respective liquidation preferences.

(C) In the event the Corporation shall at any time after the Rights Dividend Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the Adjustment Number in effect immediately prior to such event shall be adjusted by multiplying such Adjustment Number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

Section 7.  Consolidation, Merger, etc.  In case the Corporation shall enter into any consolidation, merger, combination, or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash, or any other property, then in any such case the shares of Series A Junior Participating Preferred Stock shall at the same time be similarly exchanged or changed in an amount per share (subject to the provision for adjustment hereinafter set forth) equal to 10,000 times the aggregate amount of stock, securities, cash, or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Corporation shall at any time after the Rights Dividend Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series A Junior Participating Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

Section 8.  No Redemption.  The shares of Series A Junior Participating Preferred Stock shall not be redeemable.

Section 9.  Ranking.  The Series A Junior Participating Preferred Stock shall rank junior to all other series of the Corporation’s Preferred Stock as to the payment of dividends and the distribution of assets, unless the terms of any such series shall provide otherwise.

Section 10.  Amendment.  At any time when any shares of Series A Junior Participating Preferred Stock are outstanding, neither the Certificate of Incorporation of the Corporation nor this Certificate of Designation shall be amended in any manner that would materially alter or change the powers, preferences, or special rights of the Series A Junior Participating Preferred Stock so as to affect them adversely without the affirmative vote of the holders of two-thirds or more of the outstanding shares of Series A Junior Participating Preferred Stock, voting separately as a class.

Section 11.  Fractional Shares.  The Series A Junior Participating Preferred Stock may be issued in fractions of a share that shall entitle the holder, in proportion to such holder’s fractional shares, to exercise voting rights, receive dividends, participate in distributions, and to have the benefit of all other rights of holders of Series A Junior Participating Preferred Stock.

[REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

A-A-5

IN WITNESS WHEREOF, D.R. Horton, Inc. has caused this Certificate of Designation to be signed by the undersigned this  day of August, 2009.

D.R. HORTON, INC.

By:
Name:
Title:

A-A-6

Exhibit B

FORM OF RIGHTS CERTIFICATE

Certificate No. R-	Rights

NOT EXERCISABLE AFTER AUGUST 19, 2019 OR EARLIER IF REDEEMED OR EXCHANGED BY THE COMPANY. THE RIGHTS ARE SUBJECT TO REDEMPTION AND EXCHANGE AT THE OPTION OF THE COMPANY, ON THE TERMS SET FORTH IN THE SECTION 382 RIGHTS AGREEMENT. UNDER CERTAIN CIRCUMSTANCES AS SET FORTH IN THE SECTION 382 RIGHTS AGREEMENT, RIGHTS THAT ARE OR WERE BENEFICIALLY OWNED BY AN ACQUIRING PERSON OR ANY AFFILIATE OR ASSOCIATE OF AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE SECTION 382 RIGHTS AGREEMENT) MAY BECOME NULL AND VOID.

RIGHTS CERTIFICATE

D.R. HORTON, INC.

This certifies that          , or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions, and conditions of the Section 382 Rights Agreement, dated as of August 19, 2009 (the “Rights Agreement”), between D.R. Horton, Inc., a Delaware corporation (the “Company”), and American Stock Transfer & Trust Company, LLC (the “Rights Agent”), to purchase from the Company at any time after the Distribution Date (as such term is defined in the Rights Agreement) and prior to 5:00 p.m. (New York City time) on the Expiration Date (as such term is defined in the Rights Agreement) at the office or offices of the Rights Agent designated for such purpose, or its successor as Rights Agent, one ten-thousandth of a fully paid nonassessable share of Series A Junior Participating Preferred Stock, par value $0.10 per share (the “Preferred Stock”), of the Company, at a purchase price of $80.00 per one ten-thousandth of a share of Preferred Stock (the “Purchase Price”), upon presentation and surrender of this Rights Certificate with the Form of Election to Purchase and related Certificate duly executed. If this Rights Certificate is exercised in part, the holder will be entitled to receive upon surrender hereof another Rights Certificate or Rights Certificates for the number of whole Rights not exercised. The number of Rights evidenced by this Rights Certificate (and the number of one ten-thousandths of a share of Preferred Stock which may be purchased upon exercise thereof) set forth above, and the Purchase Price set forth above, are the number and Purchase Price as of the date of the Rights Agreement, based on the shares of Preferred Stock as constituted at such date. All capitalized terms used herein but not defined herein shall have the meanings ascribed to such terms in the Rights Agreement.

As provided in the Rights Agreement, the Purchase Price, the number or kind of shares of Preferred Stock (or other securities, as the case may be) which may be purchased upon the exercise of the Rights evidenced by this Rights Certificate and the number of Rights outstanding are subject to adjustment upon the occurrence of certain events.

This Rights Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities of the Rights Agent, the Company and the holders of the Rights Certificates, which limitations of rights include the temporary suspension of the exercisability of the Rights under the circumstances specified in the Rights Agreement. Copies of the Rights Agreement are on file at the principal executive offices of the Company and can be obtained from the Company without charge upon written request therefor.

Pursuant to the Rights Agreement, from and after the occurrence of any Person becoming an Acquiring Person, any Rights that are beneficially owned by (i) any Acquiring Person (or any Affiliate or Associate of any Acquiring Person), (ii) a transferee of any Acquiring Person (or any such Affiliate or Associate) who becomes a transferee after the occurrence of such Person becoming an Acquiring Person or (iii) a transferee of

A-B-1

any Acquiring Person (or any such Affiliate or Associate) who became a transferee prior to or concurrently with such Person becoming an Acquiring Person pursuant to either (a) a transfer from the Acquiring Person (or any such Affiliate or Associate)to holders of its equity securities or to any Person with whom the Acquiring Person has any continuing agreement, arrangement or understanding, written or otherwise, regarding the transferred Rights or (b) a transfer that the Board of Directors of the Company has determined is part of a plan, arrangement or understanding which has the purpose or effect of avoiding certain provisions of the Rights Agreement, will be null and void without any further action and any holder of such Rights will thereafter have no rights whatsoever with respect to such Rights, whether under any provision of the Rights Agreement or otherwise. From and after the occurrence of any Person becoming an Acquiring Person, no Rights Certificate will be issued that represents Rights that are or have become void pursuant to the provisions of the Rights Agreement, and any Rights Certificate delivered to the Rights Agent that represents Rights that are or have become void pursuant to the provisions of the Rights Agreement will be cancelled.

This Rights Certificate, with or without other Rights Certificates, may be exchanged for another Rights Certificate or Rights Certificates entitling the holder to purchase a like number of one ten-thousandths of a share of Preferred Stock (or other securities, as the case may be) as the Rights Certificate or Rights Certificates surrendered entitled such holder (or former holder in the case of a transfer) to purchase, upon presentation and surrender hereof at the office or offices of the Rights Agent designated for such purpose, with the Form of Assignment (if appropriate) and the related Certificate duly executed.

Subject to the provisions of the Rights Agreement, the Rights evidenced by this Rights Certificate may be redeemed by the Company at its option at a redemption price of $0.00001 per Right at any time prior to ten days after the Stock Acquisition Date. In addition, following the time any person becomes an Acquiring Person, the Company may at its option exchange the Rights, in whole or in part, for shares of common stock, Preferred Stock or other preferred stock having equivalent rights, privileges and preferences as the Preferred Stock. The Rights Agreement may be supplemented and amended by the Company, as provided therein.

The Company is not required to issue fractional shares of Preferred Stock (other than fractions which are integral multiples of one ten-thousandth of a share of Preferred Stock, which may, at the option of the Company, be evidenced by depositary receipts) or other securities issuable, as the case may be, upon the exercise of any Right or Rights evidenced hereby. In lieu of issuing fractional shares of Preferred Stock or other securities, the Company may make a cash payment, as provided in the Rights Agreement.

No holder of this Rights Certificate, as such, will be entitled to vote or receive dividends or be deemed for any purpose the holder of shares of the Preferred Stock or of any other securities of the Company which may at any time be issuable upon the exercise of the Right or Rights represented hereby, nor will anything contained herein or in the Rights Agreement be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Rights Certificate have been exercised in accordance with the provisions of the Rights Agreement.

This Rights Certificate will not be valid or obligatory for any purpose until it has been countersigned by the Rights Agent.

[REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

A-B-2

WITNESS the facsimile signature of the proper officers of the Company and its corporate seal.

Dated as of          .

D.R. HORTON, INC.

By:

Name:

Title:

Countersigned:

AMERICAN STOCK TRANSFER & TRUST
COMPANY, LLC

By:
Authorized Signature

A-B-3

[Form of Reverse Side of Rights Certificate]

FORM OF ASSIGNMENT

(To be executed by the registered holder if such
holder desires to transfer the Rights Certificate.)

FOR VALUE RECEIVED   hereby sells, assigns and transfers unto

(Please print name and address of transferee)

(Please spell out and include in numerals the
number of Rights being transferred by this Assignment)

of the Rights evidenced by this Rights Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint                     Attorney, to transfer the number of Rights indicated above on the books of the within named Company, with full power of substitution.

Dated:          ,

Signature

Signature Guaranteed:

A-B-4

Certificate

The undersigned hereby certifies by checking the appropriate boxes that:

(1) the Rights evidenced by this Rights Certificate [          ] are [          ] are not being sold, assigned, and transferred by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined pursuant to the Rights Agreement); and

(2) after due inquiry and to the best knowledge of the undersigned, he, she, or it [          ] did [          ] did not acquire the Rights evidenced by this Rights Certificate from any Person who is, was, or subsequently became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.

Dated: ,

Signature

Signature Guaranteed:

NOTICE

The signature to the foregoing Assignment and Certificate must correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

A-B-5

[Form of Reverse Side of Rights Certificate — continued]

FORM OF ELECTION TO PURCHASE

(To be executed by the registered holder if such holder desires to exercise any or all Rights evidenced by the Rights Certificate.)

To: D.R. Horton, Inc.:

The undersigned hereby irrevocably elects to exercise          (          ) Rights evidenced by this Rights Certificate to purchase the Preferred Shares issuable upon the exercise of the Rights (or such other securities of the Company or of any other person that may be issuable upon the exercise of the Rights) and requests that certificates for such shares be issued in the name of and delivered to or that such shares be credited to the book-entry account of:

(Please print social security or other identifying number)

(Please print name and address)

If such number of Rights shall not be all the Rights evidenced by this Rights Certificate, a new Rights Certificate for the balance of such Rights shall be registered in the name of and delivered to:

(Please print social security or other identifying number)

(Please print name and address)

Dated:          ,

Signature

Signature Guaranteed:

A-B-6

Certificate

The undersigned hereby certifies by checking the appropriate boxes that:

(1) the Rights evidenced by this Rights Certificate [          ] are [          ] are not being exercised by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined pursuant to the Rights Agreement); and

(2) after due inquiry and to the best knowledge of the undersigned, he, she, or it [          ] did [          ] did not acquire the Rights evidenced by this Rights Certificate from any Person who is, was or became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.

Dated: ,

Signature

Signature Guaranteed:

NOTICE

The signature to the foregoing Election to Purchase and Certificate must correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

A-B-7

Exhibit C

UNDER CERTAIN CIRCUMSTANCES AS SET FORTH IN THE SECTION 382 RIGHTS AGREEMENT, RIGHTS THAT ARE OR WERE BENEFICIALLY OWNED BY AN ACQUIRING PERSON OR ANY AFFILIATE OR ASSOCIATE OF AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE SECTION 382 RIGHTS AGREEMENT) MAY BECOME NULL AND VOID.

SUMMARY OF RIGHTS

On August 19, 2009, the Board of Directors (the “Board”) of D.R. Horton, Inc., a Delaware corporation (the “Company”), declared a dividend of one preferred share purchase right (each, a “Right”) for each outstanding share of common stock, par value $0.01, of the Company. The dividend is payable on August 31, 2009 to our stockholders of record as of the close of business on August 31, 2009.

This summary of rights provides only a general description and should be read together with the Section 382 Rights Agreement, dated as of August 19, 2009, between the Company and American Stock Transfer & Trust Company, LLC, as Rights Agent (the “Rights Agreement”). All capitalized terms used herein but not defined herein shall have the meanings ascribed to such terms in the Rights Agreement. Upon written request, the Company will provide a copy of the Rights Agreement free of charge to any of its stockholders.

Our Board adopted the Rights Agreement in an effort to protect stockholder value by attempting to diminish the risk that our ability to use our net operating losses and unrealized losses (collectively, the “NOLs”) to reduce potential future federal income tax obligations may become substantially limited. We have experienced and continue to experience substantial operating losses, including realized losses for tax purposes from sales of inventory and land previously written down for financial statement purposes, which would produce NOLs. Under the Internal Revenue Code and regulations promulgated by the U.S. Treasury Department, we may “carry forward” these NOLs in certain circumstances to offset any current and future taxable income and thus reduce our federal income tax liability, subject to certain requirements and restrictions. To the extent that the NOLs do not otherwise become limited, we believe that we will be able to carry forward a significant amount of NOLs, and therefore these NOLs could be a substantial asset to us. However, if we experience an “ownership change,” as defined in Section 382 of the Internal Revenue Code, our ability to use the NOLs, including NOLs later arising from sales of land and inventory previously written down, may be substantially limited, and the timing of the usage of the NOLs could be substantially delayed, which could therefore significantly impair the value of that asset. A company experiences an “ownership change” for tax purposes if the percentage of stock owned by its 5% stockholders (as defined for tax purposes) increases by more than 50 percentage points over a rolling three-year period.

The Rights Agreement is intended to act as a deterrent to any person acquiring beneficial ownership of 4.9% or more of our outstanding common stock within the meaning of the Internal Revenue Code and the regulations promulgated thereunder without the approval of our Board. Stockholders who beneficially own 4.9% or more of our outstanding common stock as of the close of business on August 19, 2009 will not trigger the Rights Agreement so long as they do not acquire any additional shares of our common stock at a time when they still beneficially own 4.9% or more of our outstanding common stock. Our Board may, in its sole discretion, also exempt any person from triggering the Rights Agreement.

The Rights.  Our Board authorized the issuance of one Right per each outstanding share of our common stock payable to our stockholders of record as of the close of business on August 31, 2009. One Right will also be issued together with each share of our common stock issued after August 31, 2009 but before the Distribution Date (as defined below) and, in certain circumstances, after the Distribution Date. Subject to the terms, provisions and conditions of the Rights Agreement, if the Rights become exercisable, each Right would initially represent the right to purchase from us one ten-thousandth of a share of our Series A Junior Participating Preferred Stock, par value $0.10 per share (the “Series A Preferred Stock”) for a purchase price of $80.00 (the “Purchase Price”). If issued, each fractional share of Series A Preferred Stock would give the stockholder approximately the same dividend, voting and liquidation rights as does one share of our common

A-C-1

stock. However, prior to exercise, a Right does not give its holder any rights as a stockholder of the Company, including, without limitation, any dividend, voting or liquidation rights.

Initial Exercisability.  The Rights will not be exercisable until the earlier of (i) ten business days after a public announcement that a person has become an “Acquiring Person” by acquiring beneficial ownership of 4.9% or more of our outstanding common stock (or, in the case of a person that had beneficial ownership of 4.9% or more of our outstanding common stock as of the close of business on August 19, 2009, by obtaining beneficial ownership of any additional shares of our common stock) and (ii) ten business days (or such later date as may be specified by the Board prior to such time as any person becomes an Acquiring Person) after the commencement of a tender or exchange offer by or on behalf of a person that, if completed, would result in such person becoming an Acquiring Person.

We refer to the date that the Rights become exercisable as the “Distribution Date.” Until the Distribution Date, our common stock certificates or the ownership statements issued with respect to uncertificated shares of common stock will evidence the Rights. Any transfer of shares of common stock prior to the Distribution Date will also constitute a transfer of the associated Rights. After the Distribution Date, separate rights certificates will be issued and the Rights may be transferred other than in connection with the transfer of the underlying shares of common stock unless and until our Board has determined to effect an exchange pursuant to the Rights Agreement (as described below).

Flip-In Event.  In the event that a person becomes an Acquiring Person, each holder of a Right, other than Rights that are or, under certain circumstances, were beneficially owned by the Acquiring Person (which will thereupon become void), will thereafter have the right to receive upon exercise of a Right and payment of the Purchase Price, a number of shares of our common stock having a market value of two times the Purchase Price. However, Rights are not exercisable following the occurrence of a person becoming an Acquiring Person until such time as the Rights are no longer redeemable by the Company (as described below).

Redemption.  At any time until ten calendar days following the Stock Acquisition Date, the Board may redeem the Rights in whole, but not in part, at a price of $0.00001 per Right (the “Redemption Price”). The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

Exchange.  At any time after a person becomes an Acquiring Person, the Board may exchange the Rights (other than Rights that have become void), in whole or in part, at an exchange ratio of one share of common stock, or a fractional share of Series A Preferred Stock (or of a share of a similar class or series of the Company’s preferred stock having similar rights, preferences and privileges) of equivalent value, per Right (subject to adjustment). Immediately upon an exchange of any Rights, the right to exercise such Rights will terminate and the only right of the holders of Rights will be to receive the number of shares of common stock (or fractional share of Series A Preferred Stock or of a share of a similar class or series of the Company’s preferred stock having similar rights, preferences and privileges) equal to the number of such Rights held by such holder multiplied by the exchange ratio.

Stockholder Approval.  The Company intends to submit the Rights Agreement for stockholder approval at a meeting of stockholders of the Company.

Expiration.  The Rights and the Rights Agreement will expire on the earliest of (i) August 19, 2019, (ii) the time at which the Rights are redeemed pursuant to the Rights Agreement, (iii) the time at which the Rights are exchanged in full pursuant to the Rights Agreement, (iv) the effective date of the repeal of Section 382 of the Internal Revenue Code, or any successor provision or replacement provision, if the Board determines that the Rights Agreement is no longer necessary for the preservation of Tax Benefits, (v) the beginning of a taxable year of the Company for which the Board determines that the Company has or will have no Tax Benefits and (vi) August 19, 2010 if stockholder approval of the Rights Agreement has not been obtained.

A-C-2

Anti-Dilution Provisions.  Our Board may adjust the Purchase Price, the number of shares of Series A Preferred Stock or other securities or assets issuable and the number of outstanding Rights to prevent dilution that may occur as a result of certain events, including among others, a stock dividend, a stock split or a reclassification of the Series A Preferred Stock or our common stock. With certain exceptions, no adjustments to the Purchase Price will be required until cumulative adjustments amount to at least 1% of the Purchase Price.

Amendments.  For so long as the Rights are redeemable, our Board may supplement or amend any provision of the Rights Agreement in any respect without the approval of the holders of the Rights. From and after the time the Rights are no longer redeemable, our Board may supplement or amend the Rights Agreement only to cure an ambiguity, to alter time period provisions, to correct inconsistent provisions, or to make any additional changes to the Rights Agreement which the Company may deem necessary or desirable, but only to the extent that those changes do not impair or adversely affect any Rights holder (other than an Acquiring Person or any Affiliate or Associate of an Acquiring Person or certain of their transferees) and do not result in the Rights again becoming redeemable or the Rights Agreement again becoming amendable other than in accordance with this sentence.

The Company has filed a copy of the Rights Agreement with the Securities and Exchange Commission as an exhibit to a Form 8-A filed on August 20, 2009. In addition, a copy of the Rights Agreement is available free of charge from the Company. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement.

A-C-3

AMERICAN STOCK TRANSFER & TRUST COMPANY
6201 15TH AVENUE
BROOKLYN, NY 11219
VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.
ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.
VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.
VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M18520-P87745	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

D.R. HORTON, INC.		For	Withhold	For All
		All	All	Except
The Board of Directors recommends that you vote FOR the following:
		☐	☐	☐
Vote on Directors

1.	Election of Directors

Nominees:

01) Donald R. Horton 05) Bob G. Scott
02) Bradley S. Anderson 06) Donald J. Tomnitz
03) Michael R. Buchanan 07) Bill W. Wheat
04) Michael W. Hewatt

To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

Vote on Proposals

The Board of Directors recommends you vote FOR the following proposal(s):		For	Against	Abstain

2.	To approve our Section 382 rights agreement to help protect our tax attributes.	☐	☐	☐

3.	To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm.	☐	☐	☐

4.	To conduct other business properly brought before the meeting.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.

NOTE: Please sign exactly as name(s) appear(s) hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full titles as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

M18521-P87745

     D.R. HORTON, INC. 2010 PROXY
PROXY
D.R. HORTON, INC.
D.R. Horton Tower, 301 Commerce Street, Suite 500, Fort Worth, Texas 76102
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
     The undersigned hereby nominates, constitutes and appoints Donald R. Horton, Donald J. Tomnitz and Bill W. Wheat, and each of them, attorneys, agents and proxies of the undersigned, with full power of substitution to each and hereby authorizes them to represent and to vote, as designated on the reverse side of this card, all shares of Common Stock of D.R. Horton, Inc. (the “Company”) held of record by the undersigned at the close of business on December 1, 2009, at the 2010 Annual Meeting of Stockholders to be held on January 28, 2010, or any adjournment thereof.
     The Board of Directors recommends a vote FOR ALL on Proposal 1 and a vote FOR on Proposals 2 and 3. This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted as recommended by the Board of Directors in this paragraph
     The undersigned hereby ratifies and confirms all that said attorneys and proxies, or any of them, or their substitutes, shall lawfully do or cause to be done by virtue hereof and hereby revokes any and all proxies heretofore given by the undersigned to vote at said meeting. The undersigned acknowledges receipt of the notice of said annual meeting and the proxy statement accompanying said notice.
PLEASE SIGN AND DATE ON REVERSE SIDE.